                                  LEASE BETWEEN
                    ARTURO J. GUTIERREZ AND JOHN A. CATALDO,
                   TRUSTEES OF NASHOBA WESTFORD REALTY TRUST,
                     U/D/T DATED APRIL 27, 2000 AND RECORDED
                   WITH THE MIDDLESEX NORTH REGISTRY OF DEEDS
                             IN BOOK 10813, PAGE 38
                                       AND
                             NETSCOUT SYSTEMS, INC.
                                       FOR
                          WESTFORD TECHNOLOGY PARK WEST

                                      INDEX

                                                                                                           PAGE NO.
ARTICLE I - TERMS DEFINED.........................................................................................1

1.1          Subjects Referred To.................................................................................1
1.2          Exhibits.............................................................................................3

ARTICLE II - DESCRIPTION OF PREMISES..............................................................................4

2.1          Demise of Premises...................................................................................4

ARTICLE III - TERM................................................................................................5

3.1          Original Term........................................................................................5
3.2          Extended Terms.......................................................................................5

ARTICLE IV - RENT.................................................................................................5

4.1          Fixed Rent...........................................................................................5
4.2          Payments.............................................................................................6
4.3          Market Rent..........................................................................................6

ARTICLE V - OPERATING AND MAINTENANCE COSTS AND REAL ESTATE TAXES.................................................7

5.1          Common Area Maintenance..............................................................................7
5.2          Tax Expense.........................................................................................12
5.3          Tax Abatement.......................................................................................13

ARTICLE VI - LANDLORD'S COVENANTS................................................................................14

6.1          Landlord's Covenants During the Term................................................................14
6.2          Interruptions.......................................................................................15

ARTICLE VII - LANDLORD'S WARRANTIES..............................................................................15


ARTICLE VIII - USE OF PREMISES...................................................................................16


ARTICLE IX - PREPARATION OF THE PREMISES.........................................................................16

9.1          Initial Construction................................................................................16
9.1.1        Tenant's Work.......................................................................................20
9.1.2        Tenant's Construction Work..........................................................................22
9.2          Preparation of Premises for Occupancy...............................................................22
9.2.1        Partial Occupancy and Rent Commencement.............................................................25
9.3          General Provisions Applicable to Construction.......................................................26
9.4          Representatives.....................................................................................26
9.5          Force Majeure.......................................................................................27
9.6          Arbitration by Architects...........................................................................27
9.7          Warranty of Landlord's Work and Tenant's Work.......................................................27


ARTICLE X - COMPLIANCE WITH LAW..................................................................................28

10.1         Tenant Compliance...................................................................................28
10.2         Notice..............................................................................................28

ARTICLE XI - ALTERATIONS, ADDITIONS AND IMPROVEMENTS.............................................................28

11.1         Alterations.........................................................................................28
11.2         Landlord Performance of Alterations.................................................................29
11.3         Tenant Performance of Alterations...................................................................29
11.4         Removal of Alterations..............................................................................29
11.5         General Provisions..................................................................................29

ARTICLE XII - TENANT'S COVENANTS.................................................................................30

12.1         Maintenance and Repair..............................................................................30
12.2         Signs...............................................................................................31
12.3         Entry and Inspection................................................................................32
12.4         Miscellaneous.......................................................................................32
12.5         Safety Appliances...................................................................................33
12.6         Loading.............................................................................................33
12.7         Labor or Materialmen's Liens........................................................................33
12.8         Rules and Regulations...............................................................................33
12.9         Tenant's Covenants..................................................................................34

ARTICLE XIII - CASUALTY AND CONDEMNATION.........................................................................34

13.1         Casualty............................................................................................34
13.2         Additional Casualty Provisions......................................................................35
13.3         Condemnation/Eminent Domain.........................................................................35
13.4         Reservation of Award................................................................................36

ARTICLE XIV - RIGHTS OF MORTGAGEES...............................................................................36

14.1         Priority of Lease...................................................................................36
14.2         Limitation on Mortgagee's Liability.................................................................37
14.3         No Prepayment or Modification, etc..................................................................37
14.4         No Release of Termination...........................................................................37
14.5         Mortgagee's Election................................................................................37
14.6         Continuing Offer....................................................................................38
14.7         Submittal Of Financial Statement....................................................................38

ARTICLE XV - INSURANCE...........................................................................................38

15.1         Insurance...........................................................................................38
15.2         Tenant Liability Insurance/Workmen's Compensation...................................................39
15.3         Waiver of Subrogation...............................................................................39

ARTICLE XVI - INDEMNIFICATION....................................................................................40

16.1         Tenant's and Landlord's Indemnity...................................................................40
16.2         Hazardous Materials.................................................................................41
16.3         Landlord's Indemnification for Hazardous Materials..................................................42

                                       ii


ARTICLE XVII - ASSIGNMENT AND SUBLETTING.........................................................................42

17.1         Tenant Sublet.......................................................................................42
17.2         Intentionally Deleted...............................................................................43
17.3         Landlord's Response.................................................................................43
17.4         Subsidiary Assignment...............................................................................43
17.5         Sublease and Assignment Rent Differential...........................................................43

ARTICLE XVIII - TENANT'S PROPERTY................................................................................44

18.1         Tenant's Personal Property..........................................................................44
18.2         Removal.............................................................................................45
18.3         No Lien.............................................................................................45

ARTICLE XIX - TENANT'S DEFAULT...................................................................................45

19.1         Events of Default...................................................................................45
19.2         Repossession........................................................................................47

ARTICLE XX - NOTICES.............................................................................................47

ARTICLE XXI - QUIET ENJOYMENT....................................................................................47

ARTICLE XXII - HOLDING OVER......................................................................................47

ARTICLE XXIII - MEMORANDUM OF LEASE..............................................................................48

ARTICLE XXIV - SURRENDER OF PREMISES.............................................................................48

ARTICLE XXV - ESTOPPEL CERTIFICATES..............................................................................48

ARTICLE XXVI - ADDITIONAL PROVISIONS.............................................................................49

26.1         Broker..............................................................................................49
26.2         Bind and Inure......................................................................................49
26.3         Provisions Separable................................................................................49
26.4         Entire Agreement....................................................................................50
26.5         Governing Law.......................................................................................50
26.6         No Waiver...........................................................................................50
26.7         Rights Separate.....................................................................................50
26.8         Singular and Plural.................................................................................50
26.9         Headings............................................................................................50
26.10        Parking.............................................................................................50
26.11        Non-Recourse........................................................................................51
26.12        No Surrender........................................................................................51
26.13        No Accord and Satisfaction..........................................................................51
26.14        Access..............................................................................................52
26.15        Security Deposit....................................................................................52
26.16        Rooftop Communication Equipment.....................................................................53
26.17        Early Termination Option............................................................................53
26.18        Landlord's and Tenant's Right to Cure...............................................................54
26.19        Ground Lease Provisions.............................................................................54

Signature Page...................................................................................................56

                                    ARTICLE I
                                  TERMS DEFINED

         1.1      SUBJECTS REFERRED TO:

         Each reference in this Lease to any of the following terms shall mean:

         Landlord:                                     Arturo J. Gutierrez and John A. Cataldo,
                                                       Trustees of Nashoba
                                                       Westford Realty Trust,
                                                       u/d/t dated April 27,
                                                       2000 and recorded with
                                                       the Middlesex North
                                                       Registry of Deeds in Book
                                                       10813, Page 38

         Managing Agent:                               The Gutierrez Company

         Landlord's and Managing Agent's Address:      c/o The Gutierrez Company
                                                       One Wall Street
                                                       Burlington, Massachusetts 01803

         Landlord's Representative:                    John A. Cataldo

         Landlord's Construction Representatives:      Arthur J. Gutierrez, John A. Cataldo or
                                                       P. Agustin Rios

         Tenant:                                       NetScout Systems, Inc.

         Tenant's Address:                             Prior to Term Commencement Date:
         (for Notice and Billing)                      4 Technology Park Drive
                                                       Westford, Massachusetts 01886

                                                       After Term Commencement Date:
                                                       At the Premises

         Tenant's Representative:                      David Sommers

         Tenant's Construction Representative(s):      David Sommers


         Building:                                     Three (3) story building containing approximately 175,000
                                                       rentable square feet (as measured per 1980 AIA Document D
                                                       101) to be constructed on the lot containing approximately twelve (12) acres (the  "Lot")  described on Exhibit A
                                                       attached hereto in accordance with the final Landlord's
                                                       Plans and Tenant's Plans (as defined in Article IX hereof)
                                                       and any replacements thereof and any alterations and
                                                       additions thereto, including  the Tenant's Work (as
                                                       hereinafter defined), as the same may be expanded pursuant to Exhibit J hereto. The legal description of the Lot is
                                                       attached hereto as Exhibit A-1.

         Scheduled Tenant's Design Completion Date:    January 15, 2001

         Scheduled Term Commencement Date:             August 31, 2001

         Outside Delivery Date:                        Per Section 9.2

         Term:                                         Twelve (12) years,  subject to extension in  accordance  with
                                                       Section 3.2

         Term Expiration Date:                         Twelve (12) years following the Term Commencement Date
                                                       determined in accordance with Section 9.2, subject to extension in accordance with Section 3.2.

         Fixed Rent:                                   Years 1-5:        $2,878,749.96/Year;
                                                                         $239,895.83/Month;
                                                                         ($16.45/RSF)

                                                       Years 6-12:       $3,222,500.00/Year;
                                                                         $276,875.00/Month;
                                                                         ($18.99/RSF)

                                                       [To be adjusted by Section 9.1.1, if applicable]

                                       2


         Permitted Uses:                               General office, research and development, light assembly (including design, assembly, reassembly and testing of electronic products and components) and ancillary warehousing, as long as such uses are permitted uses with respect to local zoning bylaws and ordinances.

         Premises:                                     The Building.

         Broker:                                       Insignia/ESG, Inc.

         Special Provisions:                           Option to Extend .................................Section 3.2
                                                       Allowances.............................Section 9.1, Exhibit H
                                                       Parking.........................................Section 26.10
                                                       Security Deposit................................Section 26.15
                                                       Expansion Option....................................Exhibit J

         1.2. EXHIBITS The Exhibits listed below in this Section are incorporated in this Lease by reference and are to be construed as part of this
Lease:

                              EXHIBIT A                     Plan Showing Premises, Plan Showing the Lot and the
                                                              Park, Plan Showing Common Areas of the Park
                              EXHIBIT A-1                   Legal Description of the Lot
                              EXHIBIT B-1                   Preliminary Base Building Plans
                              EXHIBIT B-2                   Base Building Outline Specifications
                              EXHIBIT C-1                   Form of Certificate of Substantial Completion
                              EXHIBIT C-2                   Form of Certificate of Final Completion
                              EXHIBIT D                     Rules and Regulations
                              EXHIBIT E                     Office Park Covenants
                              EXHIBIT F                     Copy of Deed of Lot
                              EXHIBIT G-1                   Subordination, Non-Disturbance and Attornment Agreement
                              EXHIBIT G-2                   Recognition Agreement
                              EXHIBIT H                     Allowances
                              EXHIBIT I                     Estoppel Certificate
                              EXHIBIT J                     Expansion Option
                              EXHIBIT K                     Form of Work Change Order
                              EXHIBIT L                     Definition of Cost of the Work and General Conditions
                              EXHIBIT M                     Schedule
                              EXHIBIT N                     Form of Notice of Lease
                              EXHIBIT O                     Sign Specifications
                              EXHIBIT P                     Proposed Expanded Building Footprint and Site Plan

                                   ARTICLE II
                             DESCRIPTION OF PREMISES

         2.1 DEMISE OF PREMISES: In consideration of the rents and covenants herein stipulated to be paid and performed and upon the terms and conditions hereinafter specified and subject to and with the benefit of the provisions of that certain ground lease dated May 11, 2000 and executed by and between Albert
L. Nardone and Anthony B. Nardone, Trustees of Two Littleton Road Realty Trust, u/d/t dated January 30, 1997 and recorded with the Middlesex North Registry of Deeds in Book 8425, Page 143 and as Trustees of One Littleton Road Realty Trust, u/d/t dated December 30, 1991 and recorded with said deeds in Book 5768, Page 183, as "Landlord" and Landlord, as "Tenant", notice of which was recorded in said Deeds in Book 10832, Page 7 relating to the Lot (the "Ground Lease"), Landlord hereby demises and lets to Tenant, and Tenant hereby leases from Landlord, for the respective terms hereinafter described, the Premises as described in Article I hereof. Tenant shall have the right to expand the Premises, as set forth on Exhibit J attached hereto.

         Tenant shall have, as appurtenant to the Premises, the exclusive right to use the areas shown on the Plans attached hereto as Exhibit A as "Building Parking Area", including all loading docks and loading areas, service areas and the like located on the Lot, all subject to and as further provided in Section
26.10 and elsewhere in this Lease.

         Tenant shall have, as appurtenant to the Premises, the right to use in common with others entitled thereto, subject to reasonable rules and regulations of general applicability to tenants and owners of other lots in the Westford Technology Park West (the "Office Park" or the "Park") from time to time made by Landlord according to Section 12.8 of this Lease of which Tenant is given notice: (a) all common areas now or hereafter located at the Park, including without limitation, the Common Areas (the "Common Areas") shown on the Plan of Common Areas of the Park attached as part of Exhibit A, as such Common Areas may be amended or modified by Landlord from time to time during the Term hereof, (b) a right of access to the Premises and parking areas serving the Premises, at all times, use of all access, service areas, utility lines including those for electricity, gas, water and sewage disposal, (c) use of all facilities for drainage of surface water runoff, including storm drainage systems and detention areas, (d) use of all means of access to and from the Building to the Common Areas, including without limitation, all grades, driveways, sidewalks and footways, lighting systems and traffic flow patterns and, if any, all parking areas designated as common or visitors parking areas for use of the entire Office Park, and (e) all rights appurtenant to the Lot and the Building created in the deed attached hereto as Exhibit F.

         Landlord reserves the right from time to time without unreasonable interference with Tenant's use, but subject to Tenant's prior written consent (which shall not be unreasonably withheld, conditioned or delayed) to alter or relocate any other common facility, including without limitation, lot lines and parking areas, provided that substitutions are substantially equivalent or better and provided that Landlord does not materially and adversely affect any of Tenant's rights hereunder.

                                   ARTICLE III
                                      TERM

         3.1 ORIGINAL TERM - To have and to hold for a period (the "Term") commencing on the Term Commencement Date determined in accordance with Section
9.2 (which said date is hereafter referred to at times as the "Commencement Date") and continuing until the Term Expiration Date, unless sooner terminated as provided in Section 9.2, Article XIII, Article X1X or Section 26.17, or unless extended as provided in Section 3.2 or pursuant to Exhibit J.

         Landlord shall deliver possession of the Premises on the Commencement Date in broom clean condition, free of all tenants and occupants and in accordance with the terms and provisions of Article IX and Article VII (c) of this Lease.

         3.2 EXTENDED TERMS - The Tenant has the option to extend this Lease for two (2) successive terms of five (5) years each ("Extended Terms" and separately, the "First Extended Term" and the "Second Extended Term") provided that there does not exist any Event of Default (as defined in Article XIX hereof) at such time and provided the Tenant shall give to the Landlord written notice of the exercise of the first option at least twelve (12) months but not more than eighteen (18) months prior to the end of the initial Term hereunder, and as to the second option at least twelve (12) months but no more than eighteen (18) months prior to the end of the First Extended Term. The Extended Terms shall be upon the same terms, covenants and conditions hereof, except that
(i) there shall be no additional option to extend after the termination of the Second Extended Term or the failure to exercise the first option, whichever shall first occur, (ii) the Fixed Rent for the First Extended Term shall be the then Market Rent (as hereinafter defined in Section 4.3), and (iii) the Fixed Rent for the Second Extended Term shall be the then Market Rent (as hereinafter defined in Section 4.3). Landlord shall, within fifteen (15) days of receipt of notice of Tenant's election to extend the Term of this Lease, or the First Extended Term, as the case may be, provide Tenant with notice of the Market Rent whereupon Landlord and Tenant shall establish the Market Rent for the Extended Terms in accordance with the provisions of Section 4.3 of this Lease.

                                   ARTICLE IV
                                      RENT

         4.1 FIXED RENT - The Fixed Rent for the Premises during the Term shall be as set forth in Article I of this Lease and shall be payable on the first day of each calendar month during the Term hereof in equal monthly installments also as set forth in said Article, except that the rent (including both said Fixed Rent and additional rent pursuant to Section 5.1 hereof) for any portion of a calendar month during the Term hereof shall be apportioned for such portions on a per diem basis based on the number of days in such partial month. The term "Annual Rent" for any period of twelve calendar months shall mean Fixed Rent plus any additional rent payable under the Lease with respect to such period. All rent payable by Tenant pursuant to this Lease shall be paid without setoff, adjustment, deduction or abatement. Landlord hereby acknowledges and agrees that all deposits paid by Tenant to Landlord under that certain Exclusive Option to Negotiate letter dated June 28, 2000 shall be applied to Tenant's first and subsequent (if applicable) rental payments due hereunder.

         4.2 PAYMENTS - All such monthly payments of Annual Rent shall be made to Managing Agent as set forth in Article I hereof, or to such other person as Landlord may from time to time designate by written notice to Tenant. If any installment of Annual Rent is paid more than five (5) business days after written notice from Landlord that such rent has not been paid, it shall bear interest at a rate equal to the prime commercial rate from time to time established by Fleet Bank, or its successor, plus four percent (4%) per annum (or, if lower, the maximum rate permitted by law) from the date such installment was due, which interest shall be immediately due and payable as further additional rent.

         4.3 MARKET RENT - The market rent for the Premises shall be the then fair market rent for similar space in similar Class A office buildings in the Route 495 corridor market (including any concessions like rent abatement or refurbishing allowances being offered to tenants), which such rent (the "Market Rent") shall be determined as follows:

             A. The Market Rent shall be proposed by Landlord within fifteen
(15) days of receipt of Tenant's notice that it intends to exercise its option to extend the Term pursuant to Section 3.2 hereof (the "Landlord's Proposed Market Rent"). The Landlord's Proposed Market Rent shall be the Market Rent unless Tenant notifies Landlord, within fifteen (15) days of Tenant's receipt of Landlord's Proposed Market Rent, that Landlord's Proposed Market Rent is not satisfactory to Tenant and that Tenant desires (i) to withdraw its election to renew, whereupon the provisions of Section 3.2 shall, as to the applicable Extended Term, be null and void or (ii) to have appraisers determine the Market Rent ("Tenant's Appraisal Notice"), which notice shall specify the name and address of the appraiser designated by Tenant. Landlord shall within five (5) days after receipt of Tenant's Appraisal Notice, notify Tenant of the name and address of the appraiser designated by Landlord. Such two appraisers shall, within twenty (20) days after the Landlord's designation of an appraiser, make their determinations of the Market Rent in writing and give notice thereof to each other and to Landlord and Tenant. Such two (2) appraisers shall have twenty
(20) days after the receipt of notice of each other's determination to confer with each other and to attempt to reach agreement as to the determination of the Market Rent. If such appraisers shall concur in such determination, they shall give notice thereof to Landlord and Tenant and such concurrence shall be final and binding upon Landlord and Tenant. If such appraisers shall fail to concur as to such determination within said twenty (20) day period, they shall give notice thereof to Landlord and Tenant and shall immediately designate a third appraiser. If the two appraisers shall fail to agree upon the designation of such third appraiser within five (5) days after said twenty (20) day period, then they or either of them shall give notice of such failure to agree to Landlord and Tenant and if Landlord and Tenant fail to agree upon the selection of such third appraiser within five (5) days after the appraiser(s) appointed by the parties give notice as aforesaid, then either party on behalf of both may apply to the American Arbitration Association or any successor thereto, or on his or her failure, refusal or inability to act, to a court of competent jurisdiction, for the designation of such third appraiser.

         1. All appraisers shall be real estate appraisers or consultants who shall have had at least seven (7) years continuous experience in the business of appraising or leasing real estate in the suburban Boston area.

         2. The third appraiser shall conduct such hearings and investigations as he or she may deem appropriate and shall, within ten (10) days after the date of his or her designation, make an independent determination of the Market Rent.

         3. If none of the determinations of the appraisers varies from the mean of the determinations of the other appraisers by more than ten (10%) percent, the mean of the determinations of the three (3) appraisers shall be the Market Rent for the Premises. If, on the other hand, the determination of any single appraiser varies from the mean of the determinations of the other two (2) appraisers by more than ten (10%) percent, the mean of the determination of the two (2) appraisers whose determinations are closest shall be the Market Rent.

         4. The determination of the appraisers, as provided above, shall be conclusive upon the parties and shall have the same force and effect as a judgment made in a court of competent jurisdiction.

         5. Each party shall pay fees, costs and expenses of the appraiser selected by it and its own counsel fees and one-half (1/2) of all other expenses and fees of any such appraisal.

         Notwithstanding the foregoing or any other language in this Lease to the contrary, the Fixed Rent for the First Extended Term shall not be less than the Fixed Rent in effect as of the last day of the original Term and the Fixed Rent for the Second Extended Term shall not be less than the Fixed Rent for the First Extended Term.

                                    ARTICLE V
              OPERATING AND MAINTENANCE COSTS AND REAL ESTATE TAXES

         5.1 COMMON AREA MAINTENANCE - Tenant shall pay to Landlord as additional rent an additional payment on the first day of each month occurring during the Term hereof one-twelfth (1/12) of the amount of "Common Area Maintenance Costs" (as hereinafter defined) for each twelve (12) month period beginning on each December 1st occurring within the Term, as reasonably estimated by Landlord from time to time according to this Section 5.1 (Common Area Maintenance Costs are currently estimated at $236,250.00 ($1.35/sf) for the year ending December 31, 1999). The "Common Area Maintenance Costs" include the expenses in the following categories and shall be prorated in accordance with the prorations set forth within each category:

         1. BUILDING AND LOT RELATED EXPENSES, which shall be allocated one hundred percent (100%) to Tenant, shall include maintenance of watertight integrity of the roof, exterior walls, windows and skylights of the Building (Landlord and Tenant hereby agreeing that in the event that any item for maintenance of the watertight integrity not covered by warranty exceeds $5,000, then Tenant shall have the right to require Landlord to obtain three (3) competitive bids from a list of subcontractors mutually agreed upon by Landlord, Tenant and Landlord's manufacturer of the item so being maintained); monthly payment of the annual amortized amount of Landlord's cost of Capital Replacements, as defined in Section 6.1, for any capital items purchased by Landlord in accordance with
             Section 6.1; maintenance and repair of sewer (i.e. on site sewer system), utility, fire main and fire hydrant facilities, and drainage facilities exclusively serving the Building; maintenance of the Building entrance sign; maintenance, repair and striping, snow removal and sanding of the parking and loading area(s) and driveways, walkways and Building entrances on the Lot; fertilization, mowing, and watering of lawns on the Lot and landscaping and care of shrubbery and general grounds upkeep of the Lot; changing of street-lamp lights, walk-way lights, and parking lights on the Lot, and keeping same in proper working condition; and any other services, repairs, or maintenance performed solely for the benefit of the Building; Building management supervision fees equal to no more than two and one-half percent (2.5%) of gross collected rent; and insurance premiums procured by Landlord on Tenant's behalf as specified in Article XV;

         2. TRAFFIC RELATED EXPENSES, which shall be allocated on the basis of the ratio of the number of parking spaces exclusively for Tenant's use under this Lease to the aggregate total number of parking spaces within the Office Park, shall include snow removal and sanding of common drives and parking lots, maintenance and repair of the Office Park entrance signs, maintenance and repair of Office Park lighting, traffic signals, and traffic control personnel required for the Office Park, maintenance and repair of Office Park walks, and Office Park non-exclusive parking and any other traffic or common Office Park roadway or walk-way related expenses;

         3. LANDSCAPING/DRAINAGE/OTHER GENERAL OFFICE PARK RELATED EXPENSES, which shall be allocated on the basis of the ratio of the square footage of the Building to the aggregate square footage of all completed buildings including the Building in the Office Park, as such buildings are completed from time to time, shall consist of the maintenance and repair of sewer, utilities, and drainage facilities, maintenance and repair of detention and fire main and fire hydrant facilities which service the Office Park generally and are not exclusive to any single building within the Office Park; fertilization, mowing, and watering of lawns and landscaping and care of shrubbery and general grounds upkeep of access drives, entrance areas and other such portions of the Office Park the landscaping of which actually and substantially benefit the Premises; and liability insurance costs for the Common Areas of the Office Park;

         4. SEWER TREATMENT PLANT EXPENSES, including real estate taxes associated with sewer treatment plant land and buildings, shall consist of the expenses of operating, maintaining and repairing the sewage treatment plant, including without limitation, the annual amortized portion for Capital Replacements or improvements to the plant, which expenses shall be allocated on the basis of the ratio of the square footage of the Building to the aggregate square footage of all completed buildings including the Building on all lots in the Park, as such buildings are completed and connected for service from time to time to the sewer treatment plant.

         Notwithstanding any contrary provision of this Lease, if Landlord incurs any Common Area Maintenance Cost that is properly classifiable as a capital expenditure according to generally accepted accounting principles and good building management practices and the regulations and directives of the Internal Revenue Service, except for Building structural repairs and replacements which could be classified as capital expenditures, then such Common Area Maintenance Cost shall be amortized at a commercially reasonable discount rate over its useful life according to such principles, practices, regulations and directives, and only the annual amortized portion shall be included in Common Area Maintenance Costs for any twelve (12) month period within the Term.

         Notwithstanding anything to the contrary in this Lease contained, Tenant shall not be required to pay any Common Area Maintenance Costs attributable to:

         1. Structural repairs and replacements (including any structural capital expenditures as aforesaid) which are the responsibility of Landlord as set forth in the first full paragraph of Section 6.1; repairs and replacements, structural or otherwise, covered by warranties or insurance; and repairs or other work occasioned by fire or other casualty or by the exercise of eminent domain;

         2. Leasing commissions, attorneys' fees, costs and disbursements and other expenses incurred in connection with negotiations or disputes with other tenants, occupants or prospective tenants or occupants of the Office Park;

         3. Interest, principal, ground rent, or other payments under any mortgage, ground lease or other financing of the Lot or the Office Park;

         4.  Any advertising or promotional expenditures;

         5. Services or work provided for other tenants and occupants of the Office Park and not substantially benefiting Tenant on a commensurate basis and any expense for which Landlord is entitled to be reimbursed directly by any such other tenant or tenants;

         6. Overhead or profit increment paid to subsidiaries or affiliates of Landlord for services on or to the Premises to the extent that the costs of such services exceed competitive costs of such services were they not so rendered by a subsidiary or affiliate.

         7. Expenses related to salaries, wages, benefits and other expenses of executives, principals, administration staff and other employees of Landlord or Landlord's Management Agent not involved directly in the operations of the Building or Office Park;

         8. Expenses related to leasehold improvements made in connection with the preparation of any portion of the Building or Office Park or occupancy by a new or existing tenant which is not generally beneficial to all tenants of the Building;

         9. Expenses related to efforts to procure new tenants for other buildings or premises located in the Office Park, including advertising expenses, leasing commissions and attorneys fees;

         10. Expenses related to Landlord's general overhead not directly related to the management or operations of the Building or Office Park;

         11. Expenses related to depreciation of the Building and buildings in the Office Park;

         12. Expenses related to Landlord or Landlord's Managing Agents breach or violation of a law, lease or other obligations, including fines, penalties and attorney's fees;

         13. Expenses related to compensation paid to employees or other persons in connection with commercial concessions operated by Landlord or Landlord's Managing Agent;

         14. Expenses related to fees for licenses, permits or inspections resulting from the act or negligence of Landlord, Landlord's Management Agent or any other tenant of the Office Park;

         15. Expenses related to any items with respect to which Landlord receives reimbursement from insurance proceeds or from a third party;

         16. Costs and expenses of construction related to an expansion of the rentable area of the Building or Office Park or the parking areas serving the Building or Office Park and any landscaping in connection therewith;

         17. Expenses related to or costs or charges properly chargeable or attributable to a particular occupant, tenant or tenants of the Office Park;

         18. Expenses related to any utility or other service used or consumed by other tenants or occupants of the Office Park;

         19. Expenses related to environmental testing, remediation and compliance, Landlord and Tenant hereby agreeing that this exclusion is not intended to limit the provisions of Section 16.2 of this Lease;

         20. Expenses related to compliance by Landlord with laws existing as of the date of this Lease, including without limitation the American with Disabilities Act and the regulations of the standards thereunder, except to the extent that any such non- compliance was created by Tenant's use of the Premises;

         21. Building management supervision fees exceeding two and one-half percent (2.5%) of the gross collected rent; and

         22. Real estate taxes on other lots and buildings in the Office Park.

         Tenant shall be solely responsible for paying all utilities including, but not limited to electricity, water, gas and sewer, consumed in the Building or on the Lot, and the electrical, water and gas bills shall be placed in the Tenant's name and billed directly by the utility to Tenant. If Tenant fails to pay any such bills and such failure continues after written notice to Tenant and the expiration of the applicable grace period, Landlord shall have the right to pay such bills, and to recover such payment from Tenant with any interest and/or penalties chargeable thereon as additional rent. Written notice to Tenant and the expiration of the applicable grace period as aforesaid will not be applicable in the case of emergency with respect to potential damage to persons or property.

         Tenant recognizes that Landlord may retain the services of such independent contractors or affiliates as may be necessary for Landlord to fulfill its obligations hereunder. Landlord shall provide to Tenant within one hundred twenty (120) days of the end of each calendar year an annual accounting, in writing, of actual Common Area Maintenance Costs for such calendar year, and Landlord shall maintain complete books and records relating to Common Area Maintenance Costs sufficient to verify these charges and Tenant, its accountants and agents shall have access to such books and records at reasonable times with prior written notice. If the total of Tenant's estimated payments on account of Common Area Maintenance Costs for such calendar year exceeds the actual Common Area Maintenance Costs for such year, Landlord shall repay to Tenant such excess within thirty (30) days after the delivery to Tenant of such annual accounting. If the total of Tenant's estimated payments on account of Common Area Maintenance Costs for such calendar year falls short of the actual Common Area Maintenance Costs for such year, Tenant shall pay to Landlord such shortage within thirty (30) days after Tenant's receipt of such accounting.

         Based on reasonable estimates of increases in costs covered by this Section, Landlord reserves the right to adjust the amount of Tenant's estimated payments on account of Common Area Maintenance Costs annually at the time of such accounting effective on the first day of each calendar year during the Term hereof upon thirty (30) days' prior written notice to Tenant and upon providing Tenant with documentation supporting such estimates. Any such change shall be effective retroactively to the first day of the calendar year during which the adjustment is made. Notwithstanding anything contained herein, Landlord reserves the right to separately invoice Tenant for Tenant's proportionate share of any actual Common Area Maintenance Costs which exceeds the amount for such item in Landlord's then current estimate of Common Area Maintenance Costs by greater than five percent (5%). Any such change shall be effective retroactively to the first day of the calendar year during which the adjustment is made. Except for the management fee set forth herein, none of such Common Area Maintenance Costs shall exceed amounts which are charged for such expenses in the Westford, Massachusetts area for property of the same general type and size as in the Office Park. Except for the management fee set forth herein, Landlord agrees that all services to be provided as part of Common Area Maintenance Costs shall be obtained by Landlord at commercially reasonable, competitive market rates consistent with the operation of comparable Class A office buildings in the Route 495 corridor market.

         5.2 TAX EXPENSE - Tenant shall pay directly to the relevant taxing authority (or to Landlord if required by Landlord's mortgagee), real estate taxes assessed with respect to any period included in the Term hereof (on a pro rata basis at the beginning or end of the Term) attributable to the Lot and the Building and improvements and any assessment, levy, penalty (arising directly from Tenant's acts), imposition or tax (including any tax which may replace or be assessed in lieu of any of the foregoing), and any interest due thereon, assessed with respect to any period included in the Term by any authority and agency having the direct power to tax against the Lot and the Building (the "Tax Expense"); provided, however, (i) if the amount of any real estate taxes or any such assessment, levy, penalty (arising directly from Tenant's acts), imposition or tax may lawfully be paid in installments, Tenant may pay such amount over the maximum period permitted by law, and only the portion of such amount required to be paid with respect to any period in the Term shall be included in the Tax Expense for such period, (ii) if the Term includes a partial fiscal tax year at its beginning or end, the real estate taxes or any such assessment, levy, penalty (arising directly from Tenant's acts), imposition or tax for such tax years shall be prorated according to the fraction of the total number of days in such tax year that are within the Term, and only such prorated portion shall be included in the Tax Expense, and (iii) Tenant shall have no obligation to pay any assessment, levy, penalty, imposition or tax arising out of a breach or violation by Landlord or any previous owner or occupancy of the Lot or the Building of any law or obligation. The term "real estate taxes" means the real estate taxes, betterment assessments, water and sewer use rents, rates or charges, and such other governmental charges and impositions which are or may be charged, levied, assessed, imposed or become due and payable with respect to the Lot, Building, and other improvements comprising the Premises. All such payments shall be made no later than ten (10) days prior to the date when interest or penalty would accrue for non-payment or ten (10) days after Landlord provides Tenant with the real estate tax bill, whichever is later. Tenant shall furnish to Landlord copies of such bills and receipts evidencing payment for Landlord's records. Real estate taxes are currently estimated at $166,250.00 for fiscal year 2000 ($.95/sf).

         Tenant shall also pay all personal property taxes for Tenant's personal property on the Premises or used in connection therewith. To the extent permitted by law, Tenant shall pay, when due, taxes levied or assessed against Landlord by reason of this Lease on the rental or any other payment required to be made hereunder whether said taxes are assessed solely on the rental payment hereunder or jointly with other rentals collected pursuant to any law or ordinance now existing or hereafter enacted (other than taxes levied on the net income of Landlord derived therefrom as part of a state or federal income tax law applicable to Landlord's income, and any income, franchise, gross receipts, corporation, capital levy, excess profits, revenue, rent, inheritance, devolution, gift, estate, payroll or stamp tax by whatsoever authority imposed or howsoever designated ox .any tax upon the sale, transfer and/or assignment of Landlord's title or estate which at any time may be assessed against or become a lien upon all or any part of the Premises or this leasehold). Notwithstanding the foregoing, Tenant shall have no responsibility for late payment penalty or interest if Tenant's payment was timely as above provided.

         5.3 TAX ABATEMENT - Tenant shall have the right to contest in good faith by appropriate proceedings diligently pursued the imposition or amount of any real estate taxes assessed against the Lot or the Building or such personal property taxes payable by it hereunder, including the right on behalf of, and in the name of the Landlord, to seek abatements thereto. The Landlord shall reasonably cooperate with Tenant, at Tenant's sole expense, in any such contest or abatement proceedings. In the event that Tenant determines not to contest such taxes and Landlord desires to file such contest, Landlord shall give written notice of that fact to Tenant and shall have the sole right as to such tax bill to contest in good faith by appropriate proceedings diligently pursued the imposition or amount of any real estate taxes assessed against the Lot or the Building or such other taxes payable by Tenant hereunder, including the right to seek abatements thereto. In such event, the Tenant shall reasonably cooperate with Landlord, at Landlord's sole expense, in any such contest or abatement proceedings. Any tax abatement or rebate received shall be allocated to the parties in the same proportion as payment.

         If Landlord shall receive on behalf of the Lot or the Building a rebate or abatement on any tax paid by Tenant, then after deducting therefrom any costs reasonably incurred by Landlord in obtaining such rebate or abatement, all of such net rebate or abatement relating to the Lot or the Building or to personal property taxes assessed against the Tenant's personal property shall be returned to Tenant to the extent that such rebate or abatement relates to payment made by the Tenant and not reimbursed by Landlord. If Tenant shall receive on behalf of the Lot or the Building a rebate or abatement on any tax paid by Tenant, then after deducting therefrom any costs reasonably incurred by Tenant in obtaining such rebate or abatement, all of such net rebate or abatement related to the Lot, the Building or to personal property taxes assessed against the Tenant's property shall be retained by Tenant, as its sole property, to the extent such rebate or abatement relates to a payment made by Tenant and not reimbursed by Landlord. The remaining portion of such net rebate or abatement shall promptly be returned to Landlord.

                                   ARTICLE VI
                              LANDLORD'S COVENANTS

         6.1 LANDLORD'S COVENANTS DURING THE TERM - Landlord shall be responsible during the Term, at Landlord's expense and not as a cost allocable to Tenant under Section 5. 1, to perform necessary repairs and replacements to maintain the structural integrity of the Building, including but not limited to the roof, exterior walls, windows and skylights, but excluding the cost of the watertight integrity thereof not covered by warranties (except that such repairs or replacements shall not be required in the case of settling or sagging of the within standard engineering tolerance provided that the settling and sagging does not affect the surface or structural integrity of the Building or render the Building unsafe or unfit for normal use). In addition, Landlord agrees to extend, at its sole cost and expense, the warranty on the roof of the Building for ten (10) additional years, such that the roof shall be warranted for twenty
(20) years, and to extend the warranty on the windows to ten (10) years (in the aggregate). Such warranty, however, shall be held in Landlord's name and shall not be assigned to Tenant.

         Landlord shall also be responsible for (i) all exterior maintenance, repairs and replacements necessary to keep in good condition and working order the trees, shrubs, plants, landscaping, parking areas, driveways and walkways on the Lot, including, but not limited to, all lighting and other fixtures and equipment serving such parking areas, driveways and walkways, and the onsite septic system, (ii) providing the services and performing the maintenance work set forth in Section 5.1 and Article XIII hereof, (iii) compliance with all laws applicable to the Premises, the Lot or Office Park, (iv) all Capital Replacements (as hereinafter defined) to the heating, ventilating, air conditioning, plumbing, electrical, emergency, elevator and other mechanical equipment and systems of the Premises (collectively, the "Premises Systems"), so long as such replacement was not required due to negligence or excessive use of such capital items by Tenant and (v) performing necessary repairs and replacements to maintain the watertight integrity of the Building, including but not limited to the roof, exterior walls, windows and skylights. "Capital Replacement" shall mean any replacement, the cost of which is classifiable as a capital expenditure as described in Section 5.1. Landlord will be commercially reasonable and shall use good building management standards in making Capital Replacement decisions. Landlord shall make all of such repairs and replacements necessary to maintain the foregoing in good condition and working order and in compliance with all laws, and all costs and expenses therefor (i.e. under this Section 6.1) shall be chargeable to Tenant pursuant to the provisions of Article V, except as otherwise expressly provided in Section 5.1 or this Section 6.1. All other repairs and maintenance, except as specifically otherwise provided herein, shall be the responsibility of the Tenant.

         In the event that Tenant gives notice to Landlord of a condition which Tenant believes requires Landlord's repairs or a condition which, if left uncorrected, will necessitate Landlord's repair, then, in accordance with the terms of this Section 6.1, Landlord shall respond promptly to investigate such condition, and, if such repairs are Landlord's obligation hereunder, Landlord shall commence promptly to repair same and to diligently complete said repair. Tenant agrees during the Term to provide Landlord notice as soon as reasonably possible of any condition known to Tenant which might require, or if left uncorrected will necessitate Landlord's repair pursuant to this Section 6.1. Tenant shall have the right to require, at reasonable times and with reasonable notice, a representative of Landlord to inspect the Premises for repairs which may be the responsibility of Landlord.

         6.2 INTERRUPTIONS - Landlord shall not be liable to Tenant for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from power losses or shortages to the Building or from the necessity of Landlord's entering the Premises, subject to Section 12.3, for any of the proposes in this Lease authorized, or for repairing the Premises or any portion of the Building or improvements on the Lot or within the Office Park, provided, however, (i) Landlord shall use reasonable efforts to remedy such losses or shortages as quickly as possible and (ii) Landlord, in making any such entry, repairs or improvements shall not materially interfere with Tenant's use and occupancy of the Premises. In case Landlord is prevented or delayed from making any repairs, alterations or improvements, or furnishing any service or performing any other covenant or duty to be performed on Landlord's part, by reason of any cause beyond Landlord's reasonable control, Landlord shall not be liable to Tenant therefor, nor, except as expressly otherwise provided in
Article XIII hereof, shall Tenant be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in Tenant's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises. Landlord agrees to provide Tenant with reasonable advance notice prior to entering the Premises, except in the case of emergency.

         Landlord reserves the right to stop any service or utility system when necessary by reason of accident or emergency or until necessary repairs have been completed, provided that (i) the Landlord shall complete repairs as soon as reasonably possible and (ii) Landlord makes reasonable efforts to end the stoppage. Except in case of emergency repairs, Landlord will give Tenant reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid interference with Tenant's use and occupancy of the Premises.

                                   ARTICLE VII
                              LANDLORD'S WARRANTIES

         Landlord warrants and represents and covenants and agrees as follows:

         (a) Landlord is the Tenant under the Ground Lease (as defined in Section 2.1 hereof).

         (b) Landlord has the power and authority to enter into this Lease and perform the obligations of Landlord hereunder. This Lease and all other documents executed and delivered by Landlord constitute legal, valid, binding and enforceable obligations of Landlord, and there are no claims or defenses, personal or otherwise, or offsets whatsoever to the enforceability or validity of the Lease.

         (c) Landlord agrees that all HVAC, mechanical and electrical equipment in the Building shall, on the Term Commencement Date, be in good operating condition.

                                  ARTICLE VIII
                                 USE OF PREMISES

         Tenant may use the Premises only for the Permitted Uses specified in
Section 1.1 of this Lease.

                                   ARTICLE IX
                           PREPARATION OF THE PREMISES

         9.1 INITIAL CONSTRUCTION

         A complete set of final base building and Lot improvements plans and construction drawings and specifications, such drawings and specifications to include a detail schedule of core base Building finish items such as, but not limited to, carpets, doors, hardware, ceiling grids/tiles, lavatory fixtures, light fixtures, window blinds, lobby finishes and paint/wall coverings and based on the preliminary base building plans, including, without limitation, floor plans, elevations and site plan(s) (collectively, the "PBBP") and Base Building Outline Specifications attached hereto as Exhibits B-1 and B-2, respectively (collectively, the "Landlord's Plans") shall be prepared by Landlord, at its sole cost and expense (all of such work shown on the Landlord's Plans being collectively referred to as the "Landlord's Work"). In the event of differences between the PBBP or the Landlord's Plans and the Base Building Outline Specifications, the Base Building Outline
Specifications shall govern and control until the Landlord's Plans are prepared. Landlord and Tenant agree to work together with Landlord's architect, Symmes, Maini and McKee Associates, Inc. in order to achieve a design that meets the standard set forth below. Furthermore, Landlord agrees to use good faith and diligent efforts to deliver the Landlord's Plans to Tenant on or before September 21, 2000, with the exception of electrical, plumbing, and HVAC plans which shall be developed after said September 21, 2000 and shall, if coordinated with Tenant's MEP engineer, shall be delivered to Tenant in accordance with Tenant's design development schedule, otherwise such electrical, plumbing and HVAC plans shall be delivered by October 15, 2000 if Landlord elects not to use Tenant's MEP engineer. Upon receipt, Tenant shall have ten (10) business days to comment upon the Landlord's
Plans. Landlord and Tenant shall use reasonable efforts to reach agreement on the Landlord's Plans as soon thereafter possible. Tenant's approval of Landlord's Plans shall not be unreasonably withheld, conditioned or delayed.
In reaching agreement, Landlord and Tenant shall each approve portions of the Landlord's Plans that are in acceptable form and shall note their respective objections to the portions that are unacceptable to each of them so as to enable Landlord to continue construction and order materials in a timely manner. Provided that the PBBP are finalized and attached to this Lease upon execution of this Lease by Tenant, in the event that Landlord's Plans conform with the PBBP, but Tenant does not approve the Landlord's Plans within ten
(10) business days of receipt thereof from Landlord, then the Scheduled Term Commencement Date shall be extended for a number of days equal to the number of Tenant Plan Delay Days, as such term is hereinafter defined. The number of Tenant Plan Delay Days are defined as and shall be calculated by determining the actual number of days as certified by Landlord and its architect that the Term Commencement Date was delayed by such Tenant's failure to approve the Landlord's Plans within the required ten (10) business days. Landlord agrees to provide Tenant with written notice of such determination, such notice to include reasonable detail describing the cause of the delay and the number of Tenant Plan Delay Days as certified by Landlord and its architect. If Tenant and Tenant's Architect (as hereinafter defined) disagree with the existence or calculation of Tenant Plan Delay Days as determined by Landlord and its architect, then Tenant shall, within ten (10) business days of receipt of Landlord's notice, notify Landlord of its disagreement, whereupon the dispute shall be determined pursuant to the arbitration procedures described in
Section 9.6 hereof.

         Landlord and Tenant hereby acknowledge and agree that, except as otherwise set forth herein, following approval by Landlord and Tenant (which shall be in writing as hereinafter provided), no amendments, modifications or changes shall be made to the Landlord's Plans, the PBBP and/or the Base Building Outline Specifications (during or after the permitting process) without Tenant's prior written approval in each instance, which such approval shall not be unreasonably withheld or delayed; provided, however, no such prior approval of Tenant shall be required if the proposed amendments, modifications or changes are, in Landlord's reasonable opinion (i) non-material in nature, (ii) replaced by substantially equivalent or better items and at all times equal to or better than that of the building located at 4 Technology Park Drive, Westford, Massachusetts, and (iii) do not adversely affect the Premises. Without limiting the foregoing, Landlord shall provide Tenant with prior written notice of all proposed amendments, modifications or changes to the Landlord's Plans.

         A complete set of construction plans and specifications for Tenant's Work (as hereinafter defined) shall be prepared by Tenant's Architect, as hereinafter defined (collectively, the "Tenant's Plans"). The Tenant's Plans shall be furnished to Landlord as herein provided. Landlord and Tenant hereby acknowledge and agree that Tenant shall notify Landlord within two (2) weeks following the date of this Lease of its selection of an architect to be Tenant's Architect for preparation of Tenant's Plans, and the costs of services of such Tenant's Architect shall be borne solely by Tenant. Tenant's Architect (and Tenant's Representatives) shall be actively involved in the design decisions and shall be allowed reasonable access to the Lot and the Premises during construction to monitor Landlord's compliance with the terms and provisions of this Lease. Landlord and Tenant hereby further agree that Tenant shall be solely responsible for coordinating with Tenant's Architect for the timely preparation of Tenant's Plans in accordance with the terms and provisions of this Section
9.1. Attached as Exhibit M is a schedule (the "Schedule") setting forth the respective dates by which Landlord and Tenant anticipate that (i) Landlord's Plans shall have been delivered to and approved by Tenant, (ii) Tenant's Plans shall have been delivered to and approved by Landlord, and (iii) certain portions of Landlord's Work and Tenant's Work shall be substantially completed. The parties agree to cooperate with each other and to exercise reasonable efforts to complete the tasks described in the Schedule by the respective dates set forth therein, Landlord and Tenant hereby further agreeing that, unless otherwise expressly set forth herein, failure to meet any of such dates on the Schedule shall not constitute a default or a delay of any type hereunder.

         Tenant shall deliver the Tenant's Plans to the Landlord by not later than the Scheduled Tenant's Design Completion Date, provided, however, that Tenant furnishes to Landlord by not later than October 1, 2000 (i) any such information to be contained in the Tenant's Plans that affects Landlord's Work, and (ii) a list of "long lead items", including specifications thereto, for those certain portions of Tenant's Work as determined by Landlord and Tenant prior to such time. Notwithstanding the preceding sentence, Landlord and Tenant hereby acknowledge and agree that the Scheduled Tenant's Design Completion Date and said date of October 1, 2000 shall be extended for a number of days equal to the number of actual days Landlord delayed delivering the Landlord's Plans and, so long as such delay was not due to a Tenant's Delay as hereinafter defined, such electrical, HVAC and plumbing plans described in the first paragraph of this
Section 9.1.1, to Tenant beyond the time periods hereinabove provided. Tenant shall permit Landlord to review and provide input during the preparation of Tenant's Plans. Upon receipt, Landlord shall have ten (10) business days to comment upon the Tenant's Plans. Landlord's notice to Tenant shall include reasonable detail describing the reason for such comment and/or the extent of the incompatibility with reasonable specificity. Landlord and Tenant shall use reasonable efforts to reach agreement on the Tenant's Plans within ten (10) days of Tenant's receipt of Landlord's comments thereto. In reaching such agreement, Landlord and Tenant shall each approve portions of Tenant's Plans that are acceptable and shall note their respective objections to the portions that are unacceptable to each of them so as to enable Landlord to continue construction and order materials in a timely manner. If Tenant fails to deliver Tenant's Plans (or any modifications thereto) by the date set forth above, Landlord may require by prompt written notice to Tenant a reasonable adjustment in the Scheduled Term Commencement Date for each day of actual delay. Any such extension in time, whether mutually agreed to by Landlord and Tenant or determined by their respective architects in the event of dispute pursuant to
Section 9.6, shall result in Tenant's Plan Delay Days as hereinbefore determined. In addition, Landlord will not approve Tenant's Plans which involve any construction, alterations or additions requiring unusual expense to readapt the Premises to normal office use on the Term Expiration Date, unless Tenant first gives assurances reasonably acceptable to Landlord that such readaptation shall be made prior to such termination without expense to Landlord. All revisions and modifications to the Tenant's Plans shall be made promptly by Tenant and revised sets of Tenant's Plans shall be forthwith furnished to Landlord upon Tenant's receipt thereof, Landlord hereby agreeing to inform Tenant during the plan approval process and, in any event, prior to the installation thereof, of any such items that may require unusual expense to readapt the Premises as aforesaid. All revisions and modifications to the Tenant's Plans shall be made promptly by Tenant and revised sets of Tenant's Plans shall be forthwith furnished to Landlord upon Tenant's receipt thereof. Landlord and Tenant hereby further agree to acknowledge in writing when final approval by Landlord and Tenant of Tenant's Plans (and Landlord's Plans) has occurred. Landlord's approval of Tenant's Plans shall not be unreasonably withheld, conditioned or delayed.

         Landlord shall have twenty (20) days after final approval of Tenant's Plans and Landlord's receipt of final and complete sets of approved Tenant's Plans, which such final approval has been acknowledged in writing by Landlord and Tenant as aforesaid, to price the cost of Tenant's Work (as hereinafter defined) in accordance with the second to last paragraph of Section 9.1.1.

         Landlord and Tenant shall cooperate during the above time periods so that each party makes the other aware of their progress with respect to the foregoing plans, selections and pricing, as well as timing, availability or cost constraints of Tenant's selections or specifications and proposed alternates.

         Landlord shall cause, at its sole cost and expense, except as expressly set forth in this Lease, the Premises and all improvements on the Lot to be completed in accordance with Landlord's Plans and Tenant's Plans, all of such work to be performed by Landlord's general contractor, Gutierrez Construction Co., Inc. After final approval of Landlord's Plans and Tenant's Plans (i.e. one hundred percent (100%) completed) by Landlord and Tenant, the Tenant may request changes to Landlord's Work or Tenant's Work (as applicable) by altering, adding to, or deducting from Landlord's Work or Tenant's Work (as applicable) as set forth in the agreed form of Landlord's Plans or Tenant's Plans, as applicable (each such requested change is referred to herein as a "Change Order"). Landlord shall perform Change Orders subject to the provisions hereinafter provided. A Change Order requested by Tenant in Landlord's Work (or in Tenant's Work as such term is defined in Section 9.1.1 hereof) which affects Landlord's Work may also necessitate an adjustment in the Scheduled Term Commencement Date (as defined in Section 9.2 hereof) and may result in Tenant Alteration Delay Days (as hereinafter defined), in accordance with and subject to the terms and conditions set forth below. Landlord shall notify Tenant in writing if such requested Change Order shall result in Tenant Alteration Delay Days, and therefore an adjustment in the Scheduled Term Commencement Date. In addition, Landlord agrees to provide Tenant, upon Tenant's request, with sufficient itemization and back-up documentation to facilitate analysis and to confirm the cost of any such changes in the Landlord's Work or the Tenant's Work initiated by Tenant. Tenant shall pay to Landlord an amount equal to the actual cost (as defined in Section
9.1.1 hereof) of any such changes initiated by Tenant, less any appropriate credits for any Landlord's Work deleted, (hereinafter, the "Net Additional Cost of Landlord's Work"). The Net Additional Cost of Landlord's Work shall be due and payable to Landlord in the manner provided for in Section 9.1.1 hereof.

         In the event that Tenant requests a Change Order which would, due to materials or equipment having long delivery times or due to resulting sequencing delays, and notwithstanding Landlord's diligent efforts, result in a delay in the Term Commencement Date, then Tenant shall be deemed to have agreed that it will pay Fixed Rent (as provided in Section 4.1) and additional rent hereunder for a number of days equal to the actual number of days (the "Tenant Alteration Delay Days") as certified by Landlord and its architect, by which the Term Commencement Date would be delayed by such alterations or additions, giving due consideration to Landlord's obligation to use diligent efforts to accelerate construction to make up for lost time due to delays. Landlord agrees to promptly, prior to Tenant's approval of any Change Order, provide Tenant with written notice of such determination, such notice to include reasonable detail describing the cause of the delay and the number of Tenant Alteration Delay Days as certified by Landlord and its architect. Should Tenant and Tenant's Architect disagree with the calculation of Tenant Alteration Delay Days as hereinabove determined, then such disagreement shall be resolved pursuant to the provisions of Section 9.6 hereof.

         All Tenant improvements, changes and additions shall be part of the Premises (and shall remain therein at the end of the Term), except for Tenant's business fixtures, equipment and personal property (which such personal property shall include, without limitation, demountable partitions, equipment and telephone or computer systems except for telephone and computer systems wiring), all of which fixtures, equipment and personal property shall remain the property of the Tenant and shall be removed at the expiration of the Term; and such other items shall be removed or left as the Landlord and Tenant agree in writing at the time of Landlord's approval of the plans and specifications therefor. Tenant agrees to repair, at its sole cost and expense, any damage to the Premises caused by any such removal by Tenant in accordance with this paragraph.

         9.1.1 TENANT'S WORK.

         So long as Landlord has approved Tenant's Plans in writing, as hereinabove referenced, and so long as Landlord receives the complete Tenant's Plans (i.e. one hundred percent (100%) completed) by the Scheduled Tenant's Design Completion Date (which such date may be extended as aforesaid), Landlord and Tenant agree that Landlord's general contractor will construct the tenant improvements set forth on the Tenant's Plans (hereinafter "Tenant's Work") with respect to the Premises under a "Guaranteed Maximum Price" contract ("GMP"), which shall include an amount for Landlord's contractors fee of six percent (6%) of cost plus seven percent (7%) of cost for General Conditions (defined in Exhibit L), whereupon all savings shall be divided equally between Landlord and Tenant. Tenant shall have access to Landlord's books and records and may review all bids and contracts to ensure appropriate savings are achieved. In order to provide for payment by Tenant of the cost of Tenant's Work, the Net Additional Cost of Landlord's Work, and any additional costs due to Change Orders provided for hereunder, less said allowance(s), Tenant expressly covenants with Landlord that Tenant agrees to pay Landlord, or its contractor, as the case may be, within ten (10) business days of receipt of each of Landlord's monthly requisitions therefor (not to be submitted more than once per calendar month), the amount of such requisition for the Tenant's Work, the Net Additional Cost of Landlord's Work and/or any Change Order, less such allowance(s) as aforesaid, performed in the Premises for preceding month based on a percentage of completion basis; provided, however that Tenant shall retain ten percent (10%) of such monthly amounts due from Tenant to Landlord hereunder until Substantial Completion of the Premises has been achieved as hereinafter provided in Section
9.2 and Landlord has provided to Tenant reasonably satisfactory evidence that all liens have been released or lien waivers have been provided. Notwithstanding any provisions of this Lease to the contrary, it is expressly agreed that all costs of Tenant's Work shall be paid for out of the allowance(s) first and that Tenant shall not be required to make any contribution to such costs and/or any Net Additional Cost of Landlord's Work and/or any cost of Change Orders until the full amount of the allowance(s) is expended.

         Notwithstanding the foregoing, it is hereby acknowledged and agreed that Landlord shall use good faith efforts to obtain third party permanent non-recourse financing for the financing of an additional allowance equal to Ten Dollars ($10.00) per rentable square foot, or $1,750,000, to be applied towards Tenant's Work, which shall be subject to the financeability of Tenant. If such financing is obtained, Landlord agrees to notify Tenant and to amortize such applicable amount into the Fixed Rent due hereunder over the initial Term hereunder, at a rate equal to nine and one-half percent (9.5%) per annum. Landlord and Tenant hereby further agree to amend the Fixed Rent set forth in
Article I of this Lease so as to reflect any amount so provided to Tenant as an additional allowance by Landlord hereunder.

         At Tenant's request, each requisition shall include copies of all subcontractor's and supplier's applications for payment and satisfactory evidence of payment of all previous invoices submitted by subcontractors and suppliers. In addition, Landlord's architect, Tenant's Architect and Tenant's Project Manager shall certify that the subject work specified in each of such monthly requisitions has been substantially completed, and a copy of such certification shall accompany each requisition furnished to Tenant hereunder. Tenant's Architect and Tenant's Project Manager shall have the right to inspect such work prior to certification. In no event shall any of such costs due and payable hereunder remain unpaid by Tenant as of the Term Commencement Date, except for any holdback amount as set forth in Section 9.2 hereof.

         For purposes hereof, Landlord and Tenant further agree that the certification of cost by Landlord's contractor, Gutierrez Construction Co., Inc., shall be based on the definition of cost of the work as more particularly set forth in Exhibit L hereto. Any changes to the Tenant's Plans after the approval of the Tenant's Plans (and any changes to Landlord's Plans after the approval thereof as set forth in Section 9.1 above) or increase in such cost shall be in accordance with the form of Work Change Order attached hereto as Exhibit K.

         Promptly after approval of Tenant's Plans, Landlord shall bid out the major contracts in the pricing of the cost of Tenant's Work (specifically excluding Landlord's Work hereunder), Landlord agrees to use good faith, diligent efforts to obtain three (3) qualified bids from subcontractors selected from a master list of subcontractors mutually prepared and agreed upon by Landlord and Tenant prior to the soliciting of bids for any item of Tenant's Work exceeding twenty-five thousand dollars ($25,000.00). The subcontractor selected for the performance of the work shall be the subcontractor with the lowest bid price; provided, however, that if Landlord, in its reasonable judgment, determines that due to changed conditions (such as increased work commitments on the part of the respective subcontractor, or other pertinent factors) the selection of such low bidder could result in Subcontractor Delay Days (as hereinafter defined), then Landlord shall provide written notice (a "Landlord's Subcontractor Notice") thereof to Tenant, which notice shall identify the low bidder and next lowest bidder and indicate the number of Subcontractor Delay Day(s) that would result from selection of the low bidder (giving due consideration of Landlord's obligations to use diligent efforts to accelerate construction to make up for lost time to delays). Tenant shall have four (4) business days upon receipt of such Landlord's Subcontractor Notice to notify Landlord that either (i) Landlord should proceed with the original low bidder (in which event the Scheduled Term Commencement Date shall be extended for the number of days (the "Subcontractor Delay Day(s)") equal to the number of Subcontractor Delay Days indicated in Landlord's Subcontractor Notice), or (ii) Landlord's selection of the next lowest bidder is acceptable to Tenant (in which event the Scheduled Term Commencement Date shall not be extended). Failure by Tenant to respond within said four (4) business day period shall be deemed to constitute acceptance by Tenant of Landlord's selection of the next lowest bidder. Landlord agrees to use reasonable efforts to notify Tenant simultaneously or forthwith upon Tenant's notification to Landlord as to its election set forth in (i) and (ii) above, if Landlord has knowledge or a reasonable basis to believe that a Subcontractor Delay Day(s) will likely result due to Landlord's notification requirements hereunder, regardless of whether or not Tenant elects to proceed with the original lowest bidder or not. In addition, in the event that Landlord and Tenant are unable to agree on the cost of any portion of said work, any disagreement shall be resolved pursuant to the provisions of Section 9.6 hereof. Landlord shall obtain all permits, approvals and certificate of occupancy for Tenant's Work, the cost of which shall be included in said GMP. After receipt of Landlord's bids for such twenty-five thousand dollars ($25,000.00) plus work, Landlord shall submit its GMP to Tenant.

Tenant may, within five (5) days after receipt thereof, propose revisions to Tenant's Plans in order to reduce the GMP. Landlord agrees to work in good faith with Tenant to reduce the GMP based on revised Tenant's Plans. Any such revisions by Tenant to the Tenant's Plans hereunder may result in Tenant's Alteration Delay Days, Landlord hereby agreeing to give Tenant prompt notice upon receipt of a requested revision to Tenant's Plans setting forth the number of Tenant Alteration Delay Days in the manner set forth in Section 9.1 above.

         Upon commencement of the Tenant's Work, Landlord and Tenant hereby further agree, each acting reasonably and in good faith, to attend and participate in weekly construction meetings with Landlord's general contractor's construction manager(s) during such construction process.

         9.1.2 TENANT'S CONSTRUCTION WORK.

         Tenant agrees that any construction included in Tenant's Plans which Tenant specifies to be done by itself or its contractors (hereinafter referred to as "Tenant's Construction Work"), which shall include, for example, Tenant's installation of furniture, furnishings, telephones, movable equipment, security and later changes or additions, shall be completed by and coordinated with any work being performed by Landlord in such manner as to maintain harmonious labor relations and not materially damage the Premises or Lot or materially interfere with the operation of the Building or with any of Landlord's construction work hereunder, including but not limited to the construction of the Landlord's Work and Tenant's Work. Tenant (including its contractors, agents or employees) shall have access to the Premises and may perform Tenant's Construction Work prior to the Scheduled Term Commencement Date and prior to the commencement of the Term so as to prepare the Premises for occupancy by Tenant, provided that (i) Tenant's contractors, agents or employees work in a harmonious labor relationship with Landlord's general contractor, (ii) reasonable prior written notice is given to Landlord's general contractor specifying the work to be done, and (iii) no work, as reasonably determined by Landlord, shall be done or fixtures or equipment installed by Tenant in such manner as to materially interfere with the completion of Landlord's Work and the Tenant's Work being done by or for Landlord on the Premises. During the period of preoccupancy of the Premises by Tenant in connection with Tenant's Construction Work prior to the commencement of the Term, no Fixed Rent or additional rent or other charges shall accrue or be payable, but otherwise such preoccupancy shall be subject to all the terms, covenants and conditions contained in this Lease.

         9.2 PREPARATION OF PREMISES FOR OCCUPANCY.

         Landlord shall perform the Landlord's Work and Tenant's Work, and, therefore, Landlord agrees to use diligent efforts to have the Premises ready for occupancy on the Scheduled Term Commencement Date.

         Landlord and Tenant agree that time is of the essence, and Landlord agrees to use diligent efforts to accelerate construction to make up for time lost due to any delay. Unless sooner terminated by Tenant pursuant to the provisions of Section 9.2, the Term of this Lease shall commence on the date the entire Premises are deemed "ready for occupancy" as set forth below, expressly excluding partial occupancy pursuant to Section 9.2.1 hereof (the "Term Commencement Date").

         The Premises shall be deemed "ready for occupancy" on the earlier of:

         (a) the date on which Tenant occupies all or any portion of the Premises for the Permitted Uses (occupancy under Section 9.1.2 shall not be deemed occupancy for purposes of this Section); or

         (b) (1) the date on which the construction of all of the Landlord's Work and the Tenant's Work is Substantially Completed, as defined below, and (2) Landlord has delivered to Tenant a permanent certificate of occupancy from the Town of Westford or a temporary certificate of occupancy from the Town of Westford which allows Tenant to use and occupy the Premises, including in all cases use of the elevator(s), and which temporary certificate of occupancy is not conditional on the performance of any work other than the Punch List Work as defined below, except that such permit shall not be required as a condition of Substantial Completion if Landlord is unable to secure the same due solely to Tenant's failure to complete Tenant's Construction Work as specified in Section
9.1.2 above (which such date, subject to additional terms and provisions of this Section 9.2, shall hereinafter be referred to as the date of "Substantial Completion" or which such work shall hereinafter be referred to as "Substantially Completed"). In any event, notwithstanding the achievement of Substantial Completion, all Punch List Work shall be completed by no later than thirty (30) days after the date of Substantial Completion, except as hereinafter provided.

         An AIA Certificate of Substantial Completion by the Landlord's architect, Tenant's Architect and satisfactorily reviewed by Tenant's Project Manager (which such Certificate shall be in the form attached hereto as Exhibit C-1) shall evidence the Landlord's determination that it has performed all such obligations, except for completing the landscaping work and completing the final paving course, and minor items stated in such Certificate to be incomplete or not in conformity with such requirements, or will not unreasonably interfere with Tenant's use or occupancy of the Premises and all of which work shall be identified and specified in the Certificate of Substantial Completion (collectively such landscaping work, finish paving course work and minor items are referred to herein as the "Punch List Work") shall be promptly completed on or prior to the date of Substantial Completion. Tenant shall have the right within fifteen (15) days after Tenant's receipt of said Certificate of Substantial Completion to notify Landlord of its disagreement with said Certificate and to identify additional items of Punch List Work, all of which shall be completed by Landlord within thirty (30) days after notice thereof from Tenant. Landlord and Tenant hereby further agree that on the date of Substantial Completion and following preparation of the list describing the Punch List Work, the ten percent (10%) retainage previously applied and withheld by Tenant as aforesaid shall be forwarded to Landlord, subject to the terms and provisions of
Section 9.1.1, less two hundred percent (200%) of the cost of completion of the Punch List Work (which shall be retained by Tenant pursuant to the terms of this Section 9.2), unless previously withheld by Tenant from the last Landlord's requisition.

         If weather materially and adversely interferes with Landlord's ability to finish the final course of paving and outside work or such other Punch List Work, which such work does not unreasonably interfere with Tenant's occupancy, and the operation of Tenant's business therein, said work can be completed by Landlord reasonably thereafter, so long as such delay does not and will not interfere with or prevent Landlord from obtaining a certificate of occupancy upon completion of all other work herein described.

         After Landlord has completed all Landlord's Work and Tenant's Work, including all Punch List Work, Landlord's architect shall forward to Tenant its Certificate of Final Completion, such Certificate to be in the form attached hereto as Exhibit C-2 and to be satisfactorily reviewed by Tenant's Architect and Tenant's Project Manager, whereupon all amounts so withheld by Tenant hereunder as security for completion of the Punch List Work shall be promptly forwarded to Landlord. In addition, within sixty (60) days after completion of all such work, including all Tenant's Construction Work by Tenant, Landlord shall forward to Tenant a final, unconditional certificate of occupancy from the Town of Westford, exclusive of any days due to Tenant's Delay. In the event that Landlord fails to deliver the final, unconditional certificate of occupancy within said sixty (60) day time period and the Town of Westford has issued a cease and desist order (due solely to Landlord's responsibilities hereunder), then Tenant shall have, in addition to such cure rights described in Section 26.18(b) of this Lease, the right to abate one hundred percent (100%) of the Fixed Rent and additional rent due hereunder until such time as such certificate has been obtained, so long as Landlord has been provided with at least three (3) days prior written notice after issuance of such cease and desist order and Landlord has not provided such certificate to Tenant within said three (3) day period.

         The phrase "Tenant's Delay" shall mean the aggregate number of days (excluding any days of delay caused by or resulting from Force Majeure) equal to the actual number of days that, notwithstanding its diligent and good faith efforts to complete construction by the Scheduled Term Commencement Date, the Landlord is delayed in completing its construction by the Scheduled Term Commencement Date due to (i) the failure of the Tenant to deliver the Tenant's Plans (or modifications thereto) to Landlord on the dates established pursuant to Section 9.1 hereof, or (ii) a delay caused by Tenant performing the Tenant's Construction Work pursuant to Section 9.1.2 hereof, or (iii) the number of Subcontractor Delay Days pursuant to Section 9.1.1 hereof, or (iv) a delay or stoppage requested in writing by Tenant, or (v) the number of Tenant Alteration Delay Days resulting from Change Orders requested by Tenant pursuant to Section
9.1 hereof, or (vi) the number of Tenant Plan Delay Day(s) pursuant to Section
9.1 hereof, then the Term Commencement Date shall be deemed to have occurred on the date, as certified in good faith by Landlord and its architect, that Substantial Completion would have occurred had there not occurred such Tenant's Delay, calculated by determining the number of days of Tenant's Delay as aforesaid, giving consideration to Landlord's obligation under the second paragraph of this Section 9.2 to accelerate to make up for time lost due to any delays. Landlord agrees to promptly provide Tenant with written notice of such Tenant's Delay promptly after the occurrence of such Tenant's Delay, such notice to include reasonable detail describing the cause of the delay as certified by Landlord's architect.

         Notwithstanding the foregoing provisions, if the Premises are not deemed ready for occupancy on or before the Outside Delivery Date (as defined below) for whatever reason,

Tenant may elect (i) to cancel this Lease at any time thereafter while the Premises are not deemed ready for occupancy by giving notice to Landlord of such cancellation which shall be effective ten (10) days after such notice, unless within such ten (10) day period Landlord delivers the Premises ready for occupancy as defined herein, in which event such notice of cancellation shall be rendered null and void and of no further force or effect, or (ii) to enforce Landlord's covenants to construct the Premises in accordance with the terms of this Lease. In the event Tenant elects to enforce Landlord's agreement to construct the Premises in accordance with this Lease, Tenant shall also have the right to terminate this Lease if Landlord fails to complete the Premises within the period of time set by any court of competent jurisdiction for such work to be completed, or within such additional period of time from the date of Landlord's default as may be mutually agreed to by Landlord and Tenant. Further, notwithstanding any provisions of this Lease to the contrary, in the event that the Premises are not deemed ready for occupancy on or prior to such date which is sixty (60) days following the Scheduled Term Commencement Date (as such date may be extended for reasons due to Force Majeure and/or to Tenant's Delay), then the Tenant may elect to receive from Landlord as liquidated damages an abatement of Fixed Rent (following commencement of rental obligations pursuant to Section
4.1 hereof) equal to one hundred percent (100%) of the daily Fixed Rent and additional rent for each day the Tenant's Work and Landlord's Work is not Substantially Completed sixty (60) days beyond the Scheduled Term Commencement Date (as extended as aforesaid). In addition, in the event that the Premises are not deemed ready for occupancy by the Scheduled Term Commencement Date (as such date may be extended as aforesaid), Landlord agrees to use best efforts to provide Tenant with "swing space" until the Premises are Substantially Completed, such space to be leased to Tenant on such terms to be mutually agreed upon by the parties. The foregoing remedies shall be Tenant's sole and exclusive remedies for not having the Premises completed on or before the Outside Delivery Date.

         For purposes hereof, the Outside Delivery Date shall be deemed to refer to that certain date which is ninety (90) days following the Scheduled Term Commencement Date, as such date may be extended for a period equal to that of
(i) any delays due to Force Majeure as defined in Section 9.5 hereof, (ii) the number of delay days caused by a Tenant's Delay as hereinbefore determined.

         9.2.1 PARTIAL OCCUPANCY AND RENT COMMENCEMENT.

         If the entire Premises are not ready for occupancy on the Scheduled Term Commencement Date, the Tenant may elect, but shall have no obligation to, occupy any portion or portions of the Premises which are ready for occupancy when, in Landlord's opinion, it can be done without material interference with remaining work. In such event, Tenant agrees not to materially interfere with Landlord's construction of the Premises. In the event Tenant elects to take occupancy of a portion of the Premises, that portion shall be deemed ready for occupancy as to said portion on the date of occupancy of such portion and Tenant's obligation to pay Fixed Rent and additional rent shall commence on said date pro rata based on the square footage occupied compared to the total square footage in the Premises. The foregoing provisions of this Section 9.2.1 shall not apply to the rights of Tenant set forth in Section 9.1.2 hereof.

         9.3 GENERAL PROVISIONS APPLICABLE TO CONSTRUCTION

         All construction work required or permitted by this Lease, whether by Landlord or by Tenant (or their respective subcontractors), shall be done in a good and workmanlike manner and in compliance with all applicable laws and all lawful ordinances, regulations and orders of governmental authority and insurers of the Building. Either party may inspect the work of the other at reasonable times and shall promptly give notice of observed defects. Notice of said defects shall be in writing and shall be rectified by Landlord or Tenant, as the case may be, within thirty (30) days of the original date of notice. Failure to provide notice hereunder shall not be the basis for any liability or for injury or damage caused by such defect of or waiver of right to cause any defect to be corrected.

         9.4 REPRESENTATIVES

         Landlord hereby acknowledges and agrees that only the following persons, David Sommers, or any successors to either of them holding the same title or any other person delegated the authority from either of them in writing (hereinafter "Tenant's Construction Representatives") have the authority to act on Tenant's behalf and represent Tenant's interest with respect to all matters requiring Tenant's action in this Article. No consent, authorization or other action by Tenant with respect to matters set forth in this Article shall bind Tenant unless in writing and signed by one of the aforementioned persons. Landlord hereby expressly recognizes and agrees that no other person claiming to act on behalf of Tenant is authorized to do so. If Landlord complies with any request or direction presented to it by anyone claiming to act on behalf of Tenant who does not have the title and position mentioned above, such compliance shall be at Landlord's sole risk and responsibility and shall not in any way alter or diminish the obligations and requirements created and imposed by this Article, and Tenant shall have the right to enforce compliance with this Article without suffering any waiver or abrogation of any of its rights hereunder. All actions requiring Tenant's Architect's review and/or certification shall be subject to Tenant's Project Manager's satisfactory review and reasonable approval. For purposes of this Article IX, the term "Tenant's Project Manager" shall refer to Albert M. Livermore.

         Tenant hereby acknowledges and agrees that only the following persons, Arturo J. Gutierrez, John A. Cataldo, Dennis G. Bailey or P. Agustin Rios or any successors to either of them holding the same title or any other person delegated the authority from either of them in writing (hereinafter "Landlord's Construction Representatives") have the authority to act on Landlord's behalf and represent Landlord's interests with respect to all matters requiring Landlord's action in this Article. No consent, authorization or other action by Landlord with respect to matters set forth in this Article shall bind Landlord unless in writing and signed by one of the aforementioned persons. Tenant hereby expressly recognizes and agrees that no other person claiming to act on behalf of Landlord is authorized to do so. If Tenant complies with any request or direction presented to it by anyone claiming to act on behalf of Landlord who does not have the title and position mentioned above, such compliance shall be at Tenant's sole risk and responsibility and shall not in any way alter or diminish the obligations and requirements created and imposed by this Article, and Landlord shall have the right to enforce compliance with this Article without suffering any waiver or abrogation of any of its rights hereunder.

         9.5 FORCE MAJEURE.

         As used in this Article and elsewhere in the Lease, "Force Majeure" shall mean a time extension equal to that of any delays when the party required to perform the respective obligation is prevented from doing so, despite the exercise of reasonable diligence, and such delay is caused by: (i) Acts of God,
(ii) changes in government regulations, (iii) casualty, (iv) strike or other such labor difficulties, (v) unusual weather conditions, (vi) unusual scarcity of or inability to obtain supplies, parts or employees to furnish such services, or (vii) other acts reasonably beyond Landlord's control despite diligent efforts to cure the same, but in no event shall the term include economic or financing difficulties. Landlord shall provide Tenant with written notice of the occurrence of a Force Majeure event promptly after the occurrence thereof, and shall comply with its respective obligations) as soon as the cause for the delay has (have) been eliminated.

         9.6 ARBITRATION BY ARCHITECTS.

         Whenever there is a disagreement between the parties with respect to construction by Landlord of Landlord's Work or Tenant's Work, such disagreement shall be definitively determined by the following procedure: Each of Landlord and Tenant shall appoint one (1) independent architect (which such architect may be Landlord's Architect and Tenant's Architect referenced in Section 9.1 above), such two (2) architects will then (within five (5) days of their appointment) appoint a third independent architect licensed in the Commonwealth of Massachusetts with not less than ten (10) years experience. Each architect shall establish within ten (10) days of their appointment the matter in dispute. In case of any dispute with respect to dollar amounts or lengths of time or dates such as the date of Substantial Completion, the dollar amount or length of time or date shall be the average of the two closest determinations by the three (3) architects, with the determination of the architect which was not closest to another architect's determination excluded from such calculation. In case of any dispute not involving dollar amounts or lengths of time or dates (i.e. the approval of plans) the determination by at least two (2) of the three (3) architects shall be required in order to resolve the matter in dispute. Landlord and Tenant shall each bear the cost of the architect selected by them respectively and shall share equally the cost of the third architect. During such arbitration period, the parties agree to cooperate with one another so as to proceed with construction and with their respective obligations hereunder in a timely manner. Each determination under this Section 9.6 shall be binding upon Landlord and Tenant.

         9.7 WARRANTY OF LANDLORD'S WORK AND TENANT'S WORK.

         Landlord hereby warrants and guarantees, at no extra cost to Tenant, that the Landlord's Work and the Tenant's Work shall be free from defects in workmanship and materials for a period of one (1) year after the Term Commencement Date. Upon the expiration of said one (1) year period and except as provided in Section 6.1 to the contrary and/or except as relating to a Landlord repair, replacement and maintenance obligation set forth in said Section 6.1, including without limitation roof, glass and exterior wall warranties, Landlord shall assign to Tenant any and all warranties and guarantees with respect to Landlord's Work and Tenant's Work and, to the extent that any such warranties and guarantees are not assignable, Landlord agrees to enforce the same for the benefit of Tenant, at Tenant's sole cost and expense. Tenant shall not be responsible to pay for any such warranties of less than one (1) year duration or enforcement by Landlord against its own employees or against Gutierrez Construction Co., Inc. or against any of its other affiliates (including their respective employees). Landlord agrees to repair, at its sole cost and expense any defects in Landlord's Work or Tenant's Work promptly after receipt of notice therefrom from Tenant, provided that such notice from Tenant is received by Landlord within said one (1) year period. In connection therewith, Tenant shall notify Landlord promptly after it becomes aware of any such defects. Any repairs or replacements or alterations to Landlord's Work or Tenant's Work after said initial one (1) year period shall be chargeable to Tenant in accordance with and subject to the provisions of Section 5.1 hereof.

                                    ARTICLE X
                               COMPLIANCE WITH LAW

         10.1 TENANT COMPLIANCE - Tenant shall comply, at Tenant's sole expense, with all applicable laws, ordinances, regulations and orders of any governmental authority (collectively "the Laws") if such compliance is necessitated by reason of Tenant's actual use of the Premises, which use shall in any event be in conformity with the Permitted Uses as specified in Section 1.1 of this Lease. Except for Tenant's obligations under the preceding sentence, Landlord shall comply with all Laws applicable to the Building, the Lot or the Office Park.

         10.2 NOTICE - Tenant shall have the right upon giving notice to Landlord to contest any obligation imposed upon Tenant pursuant to the provisions of this Article and provided the enforcement of such requirement or law is stayed during such contest and such contest will not subject the Landlord to criminal penalty or jeopardize the title to the Premises or otherwise affect the Premises in any material adverse way. Landlord and Tenant shall each cooperate with the other in any such contest and shall execute any documents reasonably required in the furtherance of such purpose.

                                   ARTICLE XI
                     ALTERATIONS, ADDITIONS AND IMPROVEMENTS

         11.1 ALTERATIONS - Tenant may, from time to time, at its own cost and expense and without the consent of Landlord, make non-structural non-roof alterations, additions or improvements to the interior of the Premises (collectively herein called "Alterations") whose cost in any one instance is Fifty Thousand and 00/100 Dollars ($50,000.00) or less, provided Tenant first notifies Landlord in writing of any such Alterations. If Tenant desires to make any nonstructural non-roof Alterations costing in excess of Fifty Thousand and 00/100 Dollars ($50,000.00) in any one instance or any other alteration, Tenant must first obtain the consent of Landlord thereto, which consent shall not be unreasonably withheld, conditioned or delayed. In the instances where Landlord consent is required above, if Landlord reasonably concludes that the Alterations involve any construction, alterations or additions requiring unusual expense to readapt the Premises so that the Premises can be used for the Permitted Uses as defined in this Lease on the Term Expiration Date, then Landlord shall require by written notice to Tenant at the time of approval that such readaptation will be made prior to such Term Expiration Date without expense to Landlord.

         If Tenant desires to make any structural or roof alterations to the Premises, Tenant must first obtain the consent of Landlord thereto. If Landlord consents to alterations affecting such structural components or the roof, Landlord shall be relieved of further maintenance and repair responsibility for the structural components affected by such alterations, and Tenant shall assume such responsibility, with respect to that portion of the structural components (in its entirety), if any, to which the consent relates, except that Landlord agrees upon request of Tenant to have such alterations be performed by Landlord or a contractor hired by Landlord, at Tenant's expense, in which event Landlord shall not be relieved of any responsibility it may have to the component to be altered.

         If Tenant desires to make any alterations to the precast panels, or to the exterior of the Building or Lot, Tenant must first obtain the prior written consent of Landlord thereto, which may be withheld in Landlord's sole discretion.

         Any and all such Alterations may be done by any general contractor chosen by Tenant provided any such general contractor is reputable, bondable by reputable bonding companies, carries the kind of insurance and in the amounts set forth in Section 11.5 below. Notwithstanding the foregoing, no such bonding is required for non-structural, non-roof Alterations.

         11.2 LANDLORD PERFORMANCE OF ALTERATIONS - If Tenant, in its sole discretion, wishes Landlord to perform the work of making Alterations for Tenant, other than the Tenant's Work to be completed under Article IX, such work shall be performed at actual cost, plus a fee of fifteen (15%) percent.

         11.3 TENANT PERFORMANCE OF ALTERATIONS - Tenant in making any Alterations shall cause all work to be done in a good and workmanlike manner using materials equal to or better than those used in the construction of the Tenant's Work and shall comply with or cause compliance with all laws and with any direction given by any public officer pursuant to law. Tenant shall obtain or cause to be obtained and maintain in effect, as necessary, all building permits, licenses, temporary and permanent certificates of occupancy and other governmental approvals which may be required in connection with the making of the Alterations. Landlord shall cooperate with Tenant in the obtaining thereof and shall execute any documents reasonably required in furtherance of such purpose, provided any such cooperation shall be without expense and/or liability to Landlord.

         11.4 REMOVAL OF ALTERATIONS - At any time during the Term of this Lease, or on the Term Expiration Date, Tenant may remove any Alterations made, unless Landlord has indicated in writing at the time of approval of such Alterations that such Alterations are required to remain on the Premises. In the event of a removal of any Alterations by Tenant, Tenant shall, at its sole cost, repair any damage to the Premises caused by such removal.

         11.5 GENERAL PROVISIONS - At least annually if such Alterations have occurred during the past calendar year, Tenant shall furnish to Landlord as-built sepias and, if applicable, operating manuals, of the work done by Tenant during such past year and copies of all permits issued in connection therewith for all of Tenant's Alterations, whose cost in any one instance is in excess of Fifty Thousand and 00/100 Dollars ($50,000.00). All of such construction drawings must be prepared at Tenant's expense by an architect or engineer approved by the Landlord and Landlord's engineer, which approval shall not be unreasonably withheld or delayed. Landlord and Tenant shall initial the construction drawings after the same have been submitted by Tenant to Landlord and approved by Landlord. All of Tenant's Alterations which cost in any instance is in excess of Fifty Thousand and 00/100 Dollars ($50,000.00), shall be constructed by a reputable general contractor, and Landlord may require that the electrical, heating ventilation and air conditioning, and sprinkler subcontractors be approved by Landlord, such approval not to be unreasonably withheld or delayed.

         Tenant shall have its contractor procure and maintain in effect during the term of such Alterations, the following insurance coverages with an insurance company or companies authorized to do business in the Commonwealth of Massachusetts.

         (a) Worker's Compensation and Occupational Disease Insurance in accordance with the laws of the Commonwealth of Massachusetts, along with a "All States" and "Voluntary Compensation" coverage endorsement.

         (b) Employer's Liability insurance with a limit of $100,000.00 per person per accident, $100,000.00 per person by disease, and $500,000.00 per policy by disease.

         (c) Comprehensive General Liability including Personal Injury and Property Damage in the amount of a combined single limit of $2,000,000.00 each occurrence. Coverage must include the following:

                  (1) premises - operations;
                  (2) elevators and hoists;
                  (3) independent contractor;
                  (4) contractual liability assumed under this contract.

         (d) Comprehensive Auto Liability including Personal Injury and Property Damage in the amount of a combined single limit of $500,000.00 each occurrence. Coverage must include the following:

                  (1) owned vehicles;
                  (2) leased vehicles;
                  (3) hired vehicles;
                  (4) non-owned vehicles.

         (e) Owner and Contractor Protective Liability including Personal Injury and Property Damage in the amount of a combined single limit of $1,000,000.00 each occurrence.

                                   ARTICLE XII
                               TENANT'S COVENANTS

         12.1 MAINTENANCE AND REPAIR - Except as provided in Section 6.1 with respect to maintenance, repair and other such obligations of Landlord and
Article XIII with respect to
repair and restoration of damage or destruction arising out of a fire or other casualty or the exercise of eminent domain, and except as to reasonable wear and tear, Tenant shall: keep the Premises and all fixtures thereon and therein in good repair, operating condition and working order; make and perform or cause to be made or performed all interior maintenance, repairs, and replacements necessary to keep the Premises in such condition, including, without limitation, by their inclusion, interior repainting, and replacement of glass damaged or broken and of floor and wall coverings worn or damaged; keep all roof drains clear of blockage by snow and other obstructions or debris; except for Capital Replacements (except as otherwise set forth in Section 6.1), keep all plumbing, lighting, elevator, heating, ventilating, air conditioning and other utility and mechanical systems in the Premises properly maintained and operating in good operating condition; and except for Capital Replacements (except as otherwise set forth in Section 6.1), properly maintain the plumbing, lighting, elevator, heating, ventilating, air conditioning and other utility and mechanical systems in accordance with any manufacturers warranty and product standards with fully licensed contractors and under contracts, each reasonably acceptable to Landlord, qualified to perform the service. Landlord and its agents reserve the right to inspect the systems to insure proper maintenance in accordance with
Section 12.3 of this Lease. If Landlord, in Landlord's reasonable judgment, determines such systems have not been properly and adequately maintained, as herein required, then Landlord, after written notice to Tenant and the expiration of the applicable grace period, shall have the right to remedy such maintenance deficiency and apportion all reasonable costs of such inspections and maintenance to Tenant's Common Area Maintenance Costs specified in Article V, Landlord and Tenant hereby agreeing that written notice or grace period not to be applicable in case of emergency with respect to persons or property.

         Tenant further covenants to (i) neither commit nor suffer waste and
(ii) at the expiration or termination of this Lease peaceably to yield up the Premises in such order, repair and condition as Tenant is required to maintain hereunder, first removing all goods and effects of Tenant which Tenant is required to remove or which Tenant is permitted to remove and desires to remove and (iii) to repair all damage caused by such removal leaving the Premises clean and neat and in a condition as required under the terms of this Lease. Any property not so removed by Tenant shall be deemed abandoned and may be removed by Landlord, at Tenant's cost.

         12.2 SIGNS - Tenant shall not, without the prior written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed (but may be withheld in Landlord's sole discretion if Tenant (or any permitted assignee or subtenant) is not leasing or subleasing and occupying at least seventy-five percent (75%) of the Building), (a) paint, place or replace any signs on the Lot or the Premises or anywhere on the exterior of the Building (notwithstanding the provisions of Section 11.1 to the contrary), or (b) place any curtains, blinds (other than standard vertical blinds), shades, awnings, or flagpoles, or the like, in the Premises or anywhere on or in the Building visible from outside the Building. Tenant shall pay the expenses involved in the erection of any sign and of obtaining permits therefor. Except as otherwise provided below with respect to initial Building signage, Tenant warrants that it shall obtain (and furnish copies thereof to Landlord) all necessary permits and approvals in compliance with local codes and ordinances prior to erecting any such sign(s) and, at Landlord's request, Tenant shall remove said sign(s) upon the termination of this Lease.

         In connection with Tenant's initial Building signage, Landlord shall use reasonable efforts to obtain, on Tenant's behalf, all necessary permits and approvals required pursuant to local codes and ordinances for the building and site signage (i.e., up to two (2) wall signs on the Building and up to two (2) monument signs providing for Tenant's identity at the entrances of the Office Park, the location of which shall be mutually agreed upon by Landlord and Tenant) set forth and described in Exhibit O hereto. Tenant's signage on the Building shall be exclusive until such time as Tenant (or any permitted assignee or subtenant) fails to lease, sublease and/or occupy at least seventy-five percent (75%) of the Building. Tenant shall reimburse Landlord for the actual third-party reasonable costs and expenses incurred by Landlord in connection with obtaining said permits and approvals, including reasonable attorneys' fees and disbursements. Tenant agrees to cooperate with Landlord during the permitting process by (i) promptly executing the necessary documentation reasonably requested by Landlord, and (ii) by furnishing the same to Landlord promptly upon Landlord's request, but in no event later than seven (7) days following Landlord's request. Further, the construction and erection of the Building signage shall be Tenant's sole responsibility and at Tenant's sole cost and expense. In the event that Tenant elects to expand the Premises, as set forth in Exhibit J attached hereto, Tenant shall also have the right to up to two (2) additional monument signs and up to two (2) additional wall signs on the Expansion Space and/or Modified Expansion Space, as applicable, subject to the aforesaid provisions. It is hereby acknowledged and agreed to by Landlord and Tenant that the cost of the base for such monument signs shall be borne by Landlord as provided in Exhibit B-2, Section 2B.

         12.3 ENTRY AND INSPECTION - Tenant shall permit Landlord and Landlord's agents and invitees at reasonable times and upon reasonable advance notice except in emergency in which case notice may be given by telephone or in person, during Tenant's regular business hours: to examine the Premises; and, if Landlord shall so elect, to exercise its rights and perform its obligations under this Lease; to show the Premises to prospective purchasers, prospective or actual mortgagees, and prospective or actual institutional investors; and, at any time within twelve (12) months preceding the expiration of the Term, to show the Premises to prospective tenants, and to affix to any suitable part of the exterior of the Building and/or the Premises, but not so as to interfere unreasonably with any of the signs or the windows of the Tenant, a notice to letting or selling the Premises, and to keep the same so affixed without hindrance; provided, however, Landlord shall not unreasonably interfere with Tenant's use or occupancy of the Premises.

         12.4 MISCELLANEOUS - Tenant agrees during the Term and so long as Tenant's occupancy continues:

                  (a) Not to permit its employees and officers to use any parking spaces other than those described in Exhibit A and in Section 2.1 of this Lease, and to make every reasonable effort to keep its invitees from using any spaces other than those on the Lot; any governmental charges or surcharges or other monetary obligations imposed by a governmental agency relative to parking rights with respect to the Premises shall be considered as a Tax Expense and shall be payable by Tenant in the manner and to the extent provided under the provisions of Article V, subject to the Tenant's right to contest the same at Tenant's expense in good faith and by appropriate proceedings.

                  (b) Not to injure or deface the Premises, or Lot; and not to permit in the Premises any public auction, nuisance or the emission from the Premises of any objectionable noise or odor, nor any use thereof which is contrary to law or ordinances (subject to the provisions of Article X hereof) or liable to invalidate or materially increase the premiums for any insurance on the Building or its contents, Landlord hereby agreeing that, as of the Term Commencement Date the Permitted Uses will not, and thereafter during the Term, to the best of Landlords knowledge, the Permitted Uses specified hereunder shall not, cause an increase in premiums paid on such insurance carried by Landlord hereunder.

                  (c) In case Landlord shall, without any fault on its part, be made party to any litigation commenced by or against Tenant or by any party claiming under Tenant, to pay, as additional rent, all actual third party reasonable costs including, without implied limitation, reasonable counsel fees incurred by or imposed upon Landlord in connection with such litigation, and, as additional rent, also to pay all such reasonable costs and fees incurred by Landlord in connection with the successful enforcement by Landlord of any obligations of Tenant under this Lease.

         12.5 SAFETY APPLIANCES - Tenant agrees to keep the interior of the Building equipped with all safety appliances, required by law or ordinance or any other regulation of any public authority and to procure all licenses and permits so required because of the Permitted Uses.

         12.6 LOADING - Tenant covenants and agrees not to place a load upon the Premises exceeding 100 pound load per square foot of floor area above the first floor of which the Premises are constructed, and 200 pounds live load per square foot of floor area for at grade slab. In addition, Tenant agrees not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such a manner which complies with the foregoing load limits. Tenant's business machines and mechanical equipment which cause vibration or noise that may be transmitted to the Building structure shall be placed and maintained by Tenant in settings of cork, rubber, spring, or other types of vibration eliminators sufficient to eliminate such vibration or noise.

         12.7 LABOR OR MATERIALMEN'S LIENS - Tenant covenants and agrees not to cause or permit any liens for labor or materials performed or furnished at the request of Tenant or its agents, employees or contractors to attach to the Premises, or in the event of any such lien so attached to the Premises, Tenant, within fifteen (15) days after receiving notice of such lien, shall discharge or bond over any such liens which may so attach. Tenant may contest any such lien in good faith at Tenant's sole expense and by appropriate proceedings so long as the Landlord's interest in the Premises is not jeopardized.

         12.8 RULES AND REGULATIONS - Tenant agrees to comply with the Rules and regulations set forth in Exhibit D hereof and all other reasonable Rules and Regulations of general applicability to tenants and owners of other lots in the Office Park, hereafter made by Landlord, of which Tenant has been given advance written notice, for the care and use of the Premises, the Building, the Common Areas and the Office Park and approaches as further described in the Office Park Covenants attached hereto as Exhibit E. Such Rules and Regulations shall not unreasonably interfere with Tenant's use or occupancy of the Premises, and to the extent any such Rules and Regulations conflict with this Lease, this Lease shall control. Landlord shall enforce all such Rules and Regulations uniformly against all tenants.

         12.9 TENANT'S COVENANTS

              (a) Tenant has the power and authority to enter into this Lease and perform the obligations of Tenant hereunder. This Lease and all other documents executed and delivered by Tenant constitute legal, valid, binding and enforceable obligations of Tenant.

              (b) Tenant covenants to pay when due all Fixed Rent and additional rent due under this Lease and to pay directly to the utility provider (if not payable to Landlord), all charges by public utility for telephone and other utility services rendered to the Premises.

              (c) This Lease document is a confidential document by and between Landlord and Tenant and Tenant agrees that this Lease shall not be copied and distributed or circulated to any person(s) other than to such parties, and their respective mortgagees, successors or assigns, their legal counsel or their accountants or to any prospective sublessees and assignees or affiliates of Tenant, or to any prospective acquirers, investors, or lenders of Tenant, or to regulatory authorities, or to the directors, shareholders or officers of Tenant, consultants and contractors of Tenant (to the extent required for them to adequately perform their duties) or as required by law, without the prior written consent of Landlord. Nothing contained in this Section shall prohibit the disclosure by Tenant of the essential terms of this Lease.

                                  ARTICLE XIII
                            CASUALTY AND CONDEMNATION

         13.1 CASUALTY - In case during the Term all or any substantial part (i.e. requiring greater than twelve (12) months to rebuild, as reasonably determined by Landlord's architect) of the Premises is damaged by fire or any other casualty ("Substantial Casualty"), then this Lease shall, except as hereinafter provided, terminate at Landlord or Tenant's election, which may be made by written notice given to the other party within thirty (30) days after the casualty, which notice of termination shall specify the effective date of termination which shall not be more than sixty (60) days after the date of receipt of notice of such termination. In the event of any such Substantial Casualty, the Fixed Rent and additional rent shall be abated entirely as of the date of such casualty. In the event of any fire or casualty to the Premises, unless the Lease is so terminated, Landlord shall with reasonable diligence, repair, replace and restore the Premises into substantially the same condition as it was prior to the casualty for use and occupation to the extent of the proceeds of insurance, less adjuster's fees, and other reasonable expenses of collection plus insurance deductibles to be paid by Tenant as hereunder provided. However, if such damage is not repaired and the Premises restored to substantially the same condition as it was prior to such damage within a period of twelve (12) full calendar months from the date of such damage, Tenant within thirty (30) days from the expiration of such period or from the expiration of any extension thereof pursuant to the terms hereof may terminate this Lease by notice to Landlord, specifying a date not more than sixty (60) days after the giving of such notice on which the term of this Lease shall terminate. The period within which the required repairs may be accomplished shall also be extended by the number of days lost as a result of unavoidable delays, which term shall be defined to include all delays referred to as Force Majeure in Section 9.5 up to a maximum period of sixty (60) days, and by the number of days lost as a result of Tenant's Delay (as defined in Section 9.2 hereof). Tenant shall, in any fire or other casualty which creates a Landlord repair obligation in accordance with the terms of this Article, upon receipt of written notice and supporting back up documentation, pay to Landlord prior to Landlord commencing construction of such repair, the then applicable insurance deductible. In addition, Tenant shall pay Fixed Rent as required by this Lease for any portion of the Term not covered by rent insurance as required to be obtained by Landlord in Section 15.1.

         If the Premises shall be damaged by fire or other casualty, the Fixed Rent and other charges payable by Tenant under this Lease shall abate or be reduced proportionately for the period in which, by reason of such damage, there is substantial interference with Tenant's use and/or occupancy of the Premises. Such abatement or reduction shall end, if and when, Landlord shall have restored the Premises to substantially the same condition in which the Premises were prior to such damage.

         13.2 ADDITIONAL CASUALTY PROVISIONS

              (a) Landlord shall not be required to repair or replace any of Tenant's business machinery, equipment, cabinet work, furniture, personal property and no damages, compensation or claim shall be payable by Landlord for inconvenience, loss of business or annoyance arising from any repair or restoration of any portion of the Premises, necessitated by a fire or other casualty; provided, however, Landlord shall use reasonable efforts not to interfere with Tenant's use and occupancy of the Premises.

              (b) In the event of any termination of this Lease pursuant to this Article XIII, the Term of this Lease shall expire as of the effective termination date as fully and completely as if such date were the date herein originally scheduled as the Term Expiration Date. Tenant shall have access to the Premises at Tenant's sole risk for a period of thirty (30) days after the date of termination in order to remove Tenant's personal property except as prohibited by any applicable governmental agency or official.

         13.3 CONDEMNATION/EMINENT DOMAIN - In the event that the whole or substantially all of the Building shall be permanently taken or appropriated by eminent domain or shall be condemned for any public or quasi-public use, then (and in any such event) this Lease and the Term hereof shall automatically be terminated as of the effective date of such taking, appropriation or condemnation.

         In the event that more than a material part (i.e. greater than thirty percent (30%)) of the floor area of the Premises, or any material part of the means of access ( "material" in the case of access shall mean so as to substantially interfere with the use of the Premises), or any material parking ("material" in the case of parking shall mean the reduction of parking spaces to less than three and three tenths(3.3) parking spaces per one thousand (1,000) square feet of Premises), shall be so taken, appropriated or condemned for a period in excess of one (1) year, then (and in any such event) this Lease and the Term hereof may be terminated at the election of Tenant by a notice in writing to Landlord of its election so to terminate within sixty (60) days following the effective date of such taking, appropriation or condemnation. With respect to reductions in parking, Landlord may suspend the effectiveness of such notice by giving its own notice to Tenant within five (5) days of receipt of Tenant's notice that Landlord shall either (i) remove the impairment to Tenant's use of the Premises by repairing the Premises as soon as practicable, or (ii) provide substitute parking spaces equal to the number taken within reasonable proximity to the Premises within a reasonable time period, it being agreed that reasonable time includes weather - related delays associated with winter and spring site work and paving.

         In the event of any such termination, this Lease and Term hereof shall expire as of the date specified in such notice of termination from Tenant, which date shall not be more than sixty (60) days after the date of such notice, as fully and completely as if such date were the date herein originally scheduled as the Term Expiration Date. If this Lease is not terminated as above set forth, Landlord shall, with reasonable diligence and up to the amount of the award, restore the remainder of the Premises, and the remainder of the means of access, as nearly as practicably may be to the same condition as obtained prior to such taking, appropriation or condemnation in which event (i) a just proportion of the Fixed Rent and additional rent, according to the nature and extent of the taking, appropriation or condemnation and the resulting permanent injury to the Premises and the means of access thereto and parking shall be permanently abated, and (ii) a just proportion of the remainder of the Fixed Rent and additional rent, according to the nature and extent of the taking, appropriation or condemnation and the resultant injury sustained by the Premises and the means of access thereto and parking shall be abated until what remains of the Premises and the means of access thereto and parking, shall have been restored as fully as may be for permanent use and occupation by Tenant hereunder.

         13.4 RESERVATION OF AWARD - Landlord reserves to itself any and all rights to receive awards made for damages to the Premises, Building or Lot and the leasehold hereby created, or any one or more of them, accruing by reason of exercise of eminent domain and Tenant hereby releases and assigns to Landlord all Tenant's rights to such awards, and covenants to deliver such further assignments and assurances thereof as Landlord may from time to time request. It is understood and agreed, however, that Landlord does not reserve to itself, and Tenant does not assign to Landlord, any damages payable for (i) Tenant's Property as defined in Section 18.1 of this Lease, or (ii) relocation expenses recoverable by Tenant from such authority in a separate action.

                                   ARTICLE XIV
                              RIGHTS OF MORTGAGEES

         14.1 PRIORITY OF LEASE - Landlord shall use good faith, diligent efforts to provide to Tenant a Subordination Non- Disturbance and Attornment Agreement (in the form attached as Exhibit G-1) from any present holder (a "Mortgagee") of any mortgage (a "Mortgage") and/or a Recognition Agreement (in the form attached as Exhibit G-2) from any ground lessor now affecting the Premises. Landlord shall use good faith, diligent efforts to obtain from any future Mortgagee and any future lessor under any ground lease or superior lease affecting the Premises, a Subordination, Non-Disturbance and Attornment Agreement or Recognition Agreement, as applicable (substantially in the form attached as Exhibit G-1 and Exhibit G-2, respectively, or in such other form as may be reasonably acceptable to Tenant, Landlord and such Mortgagee or ground lessor, as applicable). Provided that Landlord has delivered to Tenant such a Subordination, Non-Disturbance and Attornment Agreement from each such present or future Mortgagee this Lease shall be subject and subordinate to the lien of any Mortgage of the Landlord's leasehold interest in the Lot and the Premises.

         14.2 LIMITATION ON MORTGAGEE'S LIABILITY - Upon entry and taking possession of the Premises for any purpose, the holder of a Mortgage and/or ground lessor, as applicable, shall have all rights of Landlord and, during the period of such possession or ownership, the duty to perform all Landlord's obligations hereunder. Except during such period of possession, no such holder shall be liable, either as mortgagee or as holder of a collateral assignment of this Lease, to perform, or be liable in damages for failure to perform, any of the obligations of Landlord, unless and until such holder shall enter and take possession of the mortgaged premises for the purpose of foreclosing a Mortgage. Upon entry for the purpose of foreclosing a Mortgage, such holder shall be liable to perform all of the obligations of Landlord accruing after said entry, provided that a discontinuance of any foreclosure proceeding shall terminate the liability of the holder as Landlord.

         14.3 NO PREPAYMENT OR MODIFICATION, ETC. - No Fixed Rent, additional rent, or any other charge shall be paid more than thirty (30) days prior to the due dates thereof, and payments made in violation of this provision shall (except to the extent that such payments are actually received by a Mortgagee in possession or in the process of foreclosing its mortgage) be a nullity as against such Mortgagee, and, Tenant shall be liable to such Mortgagee for the amount of such advance payments made from and after a default under the applicable Mortgage. No agreement to modify this Lease so as to reduce the rent, reduce the area of the Premises, shortens the Term, or otherwise materially impairs the rights of Mortgagee shall be binding unless consented to in writing by Landlord's Mortgagee(s) of record, if any.

         14.4 NO RELEASE OF TERMINATION - No act or failure to act on the part of Landlord which would entitle Tenant under the terms of this Lease, or by law, to be relieved of Tenant's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (i) Tenant shall have first given written notice of Landlord's act or failure to act to Landlord's Mortgagees of record, if any, of which Landlord has given written notice to Tenant of their name and address, specifying the act or failure to act on the part of Landlord which could or would give a basis to Tenant's rights and (ii) such Mortgagee(s), after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter, but nothing contained in this
Section 14.4 shall be deemed to impose any obligation on any such Mortgagee to correct or cure any such condition. "Reasonable time" as used above means and includes a reasonable time to obtain possession of the mortgaged premises, if the Mortgagee elects to do so, and a reasonable time to correct or cure the condition if such condition is determined to exist, however, in no event shall such time extend beyond sixty (60) days from the date Tenant provides notice to Landlord's Mortgagee(s) as aforesaid.

         14.5 MORTGAGEE'S ELECTION - Notwithstanding any other provision to the contrary contained in this Lease, if prior to the Substantial Completion of Landlord's obligations under

Article IX, any holder of a first mortgage on the mortgaged premises enters and takes possession thereof for the purpose of foreclosing the mortgage, such holder may elect, by written notice given to Tenant and Landlord at any time within thirty (30) days after such entry and taking of possession, not to perform Landlord's obligations under Article IX, and in such event such holder and all persons claiming under it shall be relieved of all obligations to perform, and all liability for failure to perform, said Landlord's obligations under Article IX, and Tenant may terminate this Lease and all its obligations hereunder by written notice to Landlord and such holder given within thirty (30) days after the day on which such holder shall have given its notice as aforesaid.

         14.6 CONTINUING OFFER - The covenants and agreements contained in this Lease with respect to the rights, powers and benefits of a Mortgagee (particularly, without limitation thereby, the covenants and agreements contained in this Article XIV) constitute a continuing offer to any person, corporation or other entity, which by accepting or requiring an assignment of this Lease or by entry or foreclosure assumes the obligations herein set forth with respect to such Mortgagee, and such Mortgagee shall be entitled to enforce such provisions in its own name.

         14.7 SUBMITTAL OF FINANCIAL STATEMENT - At any time, but not more than annually during the Term of this Lease, within fifteen (15) days after request therefor by Landlord (i.e. if requested by Landlord's Mortgagee(s)), Tenant shall supply to Landlord and/or any Mortgagee of Landlord a current financial statement, which such financial statement may be given by Tenant to Landlord in the form of Tenant's current annual report, or such other then publicly available financial information as may be reasonably required by any such party.

                                   ARTICLE XV
                                    INSURANCE

         15.1 INSURANCE - Landlord shall procure and continue in force during the construction of the Landlord's Work and Tenant's Work, Builders Risk insurance (in commercially reasonable amounts given the size and scope of Landlord's Work and Tenant's Work hereunder) whereby Tenant shall be named additional insured. In addition, Landlord shall procure and continue in force during the Term and the Extended Term(s) hereof, at Tenant's expense payable in the manner set forth in Article V, fire and extended coverage insurance, including vandalism, sprinkler leakage, and malicious mischief, upon the Building on a full replacement basis, agreed value endorsement with agreed values for the Building. The beginning coverage shall be in the amount as is required by Landlord and its mortgagee up to the full replacement cost of the Building and the improvements, on the Lot. The policies evidencing such insurance shall provide that loss, if any, payable thereunder shall be payable to the Landlord and/or the Tenant and/or any mortgagee of the Premises as their respective interests may appear. A certificate of insurance evidencing the foregoing shall be delivered to the Tenant prior to the execution of this Lease, and certificates evidencing the renewal of such insurance shall be delivered to Tenant, upon Tenant's request, at least thirty (30) days before the expiration of any such policies and providing that the insurance shall not be canceled within thirty (30) days prior written notice to Tenant. All such policies shall be placed with responsible companies authorized to do business in, the State wherein the Premises are located. The coverages required by this Article may be provided by a single "package" policy. Any such policies shall carry a deductible of five thousand dollars ($5,000) or such other amount mutually agreed upon by Landlord and Tenant, and any such single "package" policy should include an endorsement that the aggregate limit of such policy shall not be reduced below the minimum limit required under this Lease due to claims relating to other properties covered by such policy.

         Tenant shall be responsible for notifying Landlord of additions, alterations and improvements completed to the interior of the Premises for which Tenant intends to insure under this Section 15.1. Notification shall include the cost and description of such work and the date on which coverage should commence.

         Landlord shall also procure and continue in force during the Term and Extended Term hereof, at Tenant's expense payable in the manner set forth in
Article V (i) rental interruption insurance for twelve (12) months; and (ii) commercial general liability insurance, or the equivalent then customary form providing for comparable coverages, written out on an occurrence basis containing provisions adequate to protect the Landlord from and against claims for bodily injury, including death and personal injury and claims for property damage occurring within the Office Park and/or the Premises, such insurance having body injury and property damage combined limits of not less than five million dollars ($5,000,000) per occurrence.

         15.2 TENANT LIABILITY INSURANCE/WORKMEN'S COMPENSATION - The Tenant shall maintain Commercial General Liability Insurance at Tenant's expense, including a standard contractual liability endorsement, with respect to the Premises throughout the Term with combined single limit coverage of Two Million Dollars ($2,000,000). The Tenant shall deliver to the Landlord within thirty
(30) days of Landlord's written request a certificate evidencing the aforesaid coverage issued by insurance companies authorized to do business in Massachusetts and providing that the insurance indicated therein shall not be canceled without at least thirty (30) days prior written notice to Landlord. The Landlord (and/or its Mortgagee(s)) be named as an additional named insured on such policy. Tenant shall also keep, at Tenant's expense, all Tenant's employees working in the Premises covered by workmen's compensation insurance in statutory amounts and Tenant agrees to furnish Landlord with certificates thereof, upon Landlord's reasonable request.

         15.3 WAIVER OF SUBROGATION - The Landlord and Tenant hereby waive all causes and rights of recovery against each other, their agents, officers and employees for any loss occurring to the real or personal property of Landlord or Tenant, regardless of cause or origin. Landlord and Tenant agree that any policies presently existing or obtained on or after the date hereof (including renewals of present policies) shall include a clause or endorsement (a "Waiver of Subrogation") to the effect that any such release shall not adversely affect or impair said policies or prejudice the right of the insured to recover thereunder and that the insurer expressly waives its rights of subrogation against Landlord or Tenant as the case may be, with respect to any claims under any such policies. The parties further agree that if said Waiver of Subrogation shall become unobtainable or unenforceable or shall void the respective policies, then the respective insurance policies shall not be invalidated, and said waiver shall become null and void and of no further force and effect.

                                   ARTICLE XVI
                                 INDEMNIFICATION

         16.1 TENANT'S AND LANDLORD'S INDEMNITY

              (a) TENANT'S INDEMNITY - The Tenant shall, upon timely receipt of written notice, indemnify, defend and hold the Landlord harmless from and against any and all suits, claims, and demands (i) arising out of injury or damage occurring at the Premises or Lot or Office Park because of the negligence or willful acts of Tenant, its agents, servants, contractors and/or employees including any construction activity undertaken by Tenant pursuant to the terms of this Lease and/or (ii) resulting from the failure of Tenant to perform and discharge its covenants and obligations under this Lease. In no event is Tenant obligated to indemnify, defend or save harmless Landlord from any loss, injury, or damage, or part thereof, not attributable to Tenant's negligence or willful act or those of its agents, servants, or employees.

         In the event the Landlord is notified of a claim, action or proceeding, or becomes aware of an occurrence, which may result in indemnification by Tenant as provided above, the Landlord shall give prompt written notice to Tenant and provide complete particulars known by the Landlord. The Landlord shall immediately forward to the Tenant every demand, notice, summons or other process received by Landlord or its representatives.

         Tenant has the exclusive right and obligation to defend any claim, action, or proceeding wherein Landlord is entitled to indemnification under the provisions of this Article, and Tenant may settle any such claim, action, or proceeding without Landlord's consent or approval.

         The Landlord will fully cooperate with the Tenant in the defense or settlement of any claim, action, or proceeding.

         The covenants and indemnifications set forth in this Section shall survive the expiration or earlier termination of this Lease.

              (b) LANDLORD'S INDEMNITY - The Landlord shall, upon timely receipt of written notice, indemnify, defend and hold the Tenant harmless from and against any and all suits, claims, and demands (i) arising out of injury or damage occurring at the Premises or Lot or Office Park because of the negligence or willful acts of Landlord, its agents, servants, contractors and/or employees including any construction activity undertaken by Landlord pursuant to the terms of this Lease and/or (ii) resulting from the failure of Landlord to perform and discharge its covenants and obligations under this Lease. In no event is Landlord obligated to indemnify, defend or save harmless Tenant from any loss, injury, or damage, or part thereof, not attributable to Landlord's negligence or willful act or those of its agents, servants, or employees.

         In the event the Tenant is notified of a claim, action or proceeding, or becomes aware of an occurrence, which may result in indemnification by Landlord as provided above, the Tenant shall give prompt written notice to Landlord and provide complete particulars known by the Tenant. The Tenant shall immediately forward to tire Landlord every demand, notice, summons or other process received by Tenant or its representatives.

         Landlord has the exclusive right and obligation to defend any claim, action, or proceeding wherein Tenant is entitled to indemnification under the provisions of this Article, and Landlord may settle any such claim, action, or proceeding without Tenant's consent or approval.

         The Tenant will fully cooperate with the Landlord in the defense or settlement of any claim, action, or proceeding.

         The covenants and indemnifications set forth in this Section shall survive the expiration or earlier termination of this Lease.

         16.2 HAZARDOUS MATERIALS - Tenant shall not (either with or without negligence) cause or permit its employees, agents, contractors or invitees to cause the escape, disposal or release of any "Hazardous Substances and Materials" (as defined below) onto or in the vicinity of the Premises other than the ordinary disposal or release of customary office and cleaning supplies. Tenant shall not allow the storage or use of such substances or materials in any manner not sanctioned by law, nor allow to be brought into the Premises any such materials or substances (except to use in the ordinary course of Tenant's business). Upon Landlord's request, Tenant shall furnish to Landlord an inventory of the identity of such substances or materials used in the ordinary course of Tenant's business. Without limitation, for purposes of this Lease, "Hazardous Substances and Materials" shall include biohazardous materials and those materials or substances regulated by the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, 42 U.S.C. Section 9601 et seq., the Resource Conservation and Recovery Act, as amended, 42 U.S.C.
Section 6901 et seq., the Massachusetts Hazardous Waste Management Act, as amended, M.G.L. c.21C, the Massachusetts Oil and Hazardous Material Release Prevention and Response Act, as amended, M.G.L. c.21E, any applicable local ordinance or bylaw, and the regulations adopted under these acts (collectively, the "Hazardous Waste Laws"). If any lender or governmental agency shall ever require testing to ascertain whether or not there has been any release of hazardous substances or materials, then the reasonable costs thereof shall be reimbursed by Tenant to Landlord upon demand as additional charges if such requirement applies to the Premises and if on such reasonable basis it is determined Tenant caused the release. If Tenant receives from any federal, state or local governmental agency any notice of violation or alleged violation of any Hazardous Waste Law, or if Tenant is obligated to give any notice under any Hazardous Waste Law, Tenant agrees to forward to Landlord a copy of any such notice within three (3) days of Tenant's receipt or transmittal thereof. In addition, Tenant shall execute affidavits, representations and the like from time to time at Landlord's reasonable request concerning Tenant's best knowledge of belief regarding the presence of hazardous substances or materials on the Premises. In all events, Tenant shall indemnify Landlord in the manner provided in Section 16.1 of this Lease from any release of hazardous substances or materials on the Premises occurring while Tenant is in possession, or elsewhere if caused by Tenant, its agents, employees or contractors. Landlord retains the right to inspect the Premises at all reasonable times, upon reasonable notice to Tenant, to ensure compliance with this Section. The within covenants shall survive the expiration or earlier termination of the Lease Term.

         16.3 LANDLORD'S INDEMNIFICATION FOR HAZARDOUS MATERIALS. Landlord represents and warrants to Tenant that (i) Landlord has delivered to Tenant copies of all reports, assessments, tests, notices and other documentation in Landlord's possession relating to the presence, use, storage, release or disposal of any biologically or chemically active or other hazardous substances or materials on, in, under, onto, from or in the vicinity of the Premises and the Lot, and (ii) to the best of Landlord's knowledge, no such substances or materials have been used, stored, released or disposed of on, in, under, onto, from or in the vicinity of the Premises and the Lot, except for the use, storage, release or disposal of customary office and cleaning supplies in customary quantities and in accordance with all applicable laws. If Landlord receives from any federal, state or local governmental agency any notice of violation or alleged violation of any Hazardous Waste Law, or if Landlord is obligated to give any notice under any Hazardous Waste Law in connection with the Office Park, Landlord agrees to forward to Tenant a copy of any such notice within three (3) days of Landlord's receipt or transmittal thereof.

         Landlord shall indemnify, defend and hold harmless Tenant from all suits, claims, demands, liabilities, damages, costs and expenses arising out of the use, storage, release or disposal of any such substances or material on, in, under, onto, from or in the vicinity of the Premises and the Lot because of the negligence or willful acts of Landlord, its agents, servants, or employees including any construction activity undertaken by Landlord pursuant to the terms of this Lease. In no event is Landlord obligated to defend or hold harmless Tenant from any loss, injury, or damage, or part thereof, not attributable to Landlord's negligence or willful act or those of its agents, servants, employees or contractors.

         In the event the Tenant is notified of a claim, action or proceeding, or becomes aware of an occurrence, which may result in indemnification by Landlord as provided above, the Tenant shall give prompt written notice to Landlord and provide complete particulars known by the Tenant. The Tenant shall immediately forward to the Landlord every demand, notice, summons or other process received by Tenant or its representatives.

         Landlord has the exclusive right and obligation to defend any claim, action, or proceeding wherein Tenant is entitled to indemnification under the provisions of this Article, and Landlord may settle any such claim, action, or proceeding without Tenant's consent or approval.

         The Tenant will fully cooperate with the Landlord in the defense or settlement of any claim, action or proceeding.

                                  ARTICLE XVII
                            ASSIGNMENT AND SUBLETTING

         17.1 TENANT SUBLET - Landlord hereby grants to Tenant the right to assign this Lease or to sublet all or any portion of the Premises throughout the Term, provided Tenant first obtains Landlord's consent to such assignment or subletting in writing. Landlord's consent shall not be unreasonably withheld, delayed or conditioned. Landlord's consent to an assignment or subletting shah be accompanied by a statement addressed to Tenant and the assignee or subtenant, upon which statement Tenant and the assignee or subtenant may conclusively rely, stating that Tenant is not in default under the Lease (or setting forth what respects Tenant is in

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

default), that this Lease has not been amended or modified (or setting forth such amendments or modifications), the expiration date of this Lease, and the date to which rent has been paid to Landlord hereunder. It shall not be unreasonable for Landlord to withhold its consent or disapprove a sublease or assignment if the proposed sublessee or assignee conflicts with any exclusionary provision (s) of other leases in the Office Park. As additional rent, Tenant shall reimburse Landlord promptly for reasonable legal and other expenses incurred by Landlord in connection with any request by Tenant for consent to assignment or subletting. No assignment or subletting shall affect the continuing primary liability of Tenant (which, following assignment, shall be joint and several with the assignee).

         17.2 Intentionally Deleted.

         17.3 LANDLORD'S RESPONSE - In the event Landlord does not respond to the written request for such consent within thirty (30) days of the date of such request from Tenant, Landlord's consent shall be deemed given.

         17.4 SUBSIDIARY ASSIGNMENT - Notwithstanding anything to the contrary herein contained, Tenant may assign or sublet all or any portion(s) of the Premises at any time to a subsidiary of Tenant, to the entity with which or into which Tenant may merge, to any entity with which Tenant is affiliated, or to a successor to all or substantially all the assets of Tenant or a division of Tenant without the need for Landlord's consent to such assignment or subletting, so long as Tenant remains primarily liable (with respect to such an assignment or sublet to a division of Tenant) and so long as such assignee agrees directly with Landlord by written instrument reasonably satisfactory to Landlord and to such assignee to be bound by all of the obligations of Tenant. In the event of any such assignment or subletting for which no consent by Landlord is required, Tenant shall not be obligated to share Rent Differential as set forth in Section 17.5.

         17.5 SUBLEASE AND ASSIGNMENT RENT DIFFERENTIAL - If this Lease shall be assigned, or if the Premises or any part hereof shall be sublet or occupied by any person other than Tenant, Landlord may, at any time and from time to time, collect rent from the assignee, subtenant or occupant and apply the net amount collected to the annual Fixed Rent, additional rent and all other charges herein reserved, but no such assignment, subletting, occupancy or collection shall be deemed a waiver of the provisions of this Section 17.5, or acceptance of the assignee, subtenant or occupant as tenant, or a release of Tenant from the further performance of the terms, covenants and conditions of this Lease on the part of Tenant to be performed. Further, no liability hereunder of Tenant shall be discharged, reduced, released or impaired in any respect by any waiver, indulgence or extension of time which Landlord may grant to the then owner of Tenant's interest in this Lease, whether or not notice thereof has been given or consent from Tenant has been obtained.

         Landlord shall have the option to require that any portion of rental received by Tenant from subtenant or assignee to which Landlord is entitled pursuant to this Section 17.5 be remitted directly to Landlord, provided that such amounts are credited pro rata against Tenant's rental obligations.

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

         If Landlord consents to a sublease or assignment, and said sublease or assignment is for a greater rent than the Fixed Rent or additional rent due from Tenant to Landlord under this Lease, Tenant shall pay to Landlord (or to any mortgagee in possession or successor to Landlord through a Foreclosure) on a monthly basis during the term of any approved sublease or assignment as additional rent hereunder, in addition to the Fixed Rent and other payments due under this Lease, an amount equal to fifty percent (50 %) of the difference between all fixed rent and additional rent from the time actually received by Tenant under the sublease or assignment and the Fixed Rent and additional rent and other payments due under this Lease, after Tenant has recouped its out-of-pocket expenses with respect to such sublease or assignment including without limitation, reasonable real estate brokerage commissions, reasonable legal fees and the reasonable costs of refurbishment of the Premises for such sublease or assignment (the "Rent Differential"). In case any Fixed Rent or additional rent is prepaid to Tenant under the sublease or assignment, only so much as exceeds the net present value of Tenant's obligations to pay Fixed Rent and additional rent (reasonably estimated) for the balance of the Term for the portion of the Premises subject to such sublease or assignment shall be taken into account in computing the Rent Differential or the amounts due any foreclosing mortgagee or other successor landlord under the next succeeding sentence. In the event that a tax exempt entity becomes a mortgagee in possession or a landlord under this Lease through foreclosure or deed in lieu of foreclosure by reason of a default under the applicable mortgage or through a participating mortgage transaction or otherwise, in calculating the amount due in the immediately preceding sentence, there shall be no credit given to Tenant for its out-of pocket expenses involved in such assignment or subletting. In the event the sublease is for less than the full Premises hereunder, the above rent adjustment shall be pro rated on a square foot basis.

         Anything contained in the foregoing provisions of this Section to the contrary notwithstanding, neither Tenant nor any other person having interest in the possession, use, occupancy, or utilization of the Premises shall enter into any lease, sublease, license, concession, or other agreement for use, occupancy, or utilization of space in the Premises which provides for rental or other payment for such use, occupancy, or utilization based, in whole or in part, on the net income or profits derived by any person from the Premises leased, used, occupied, or utilized (other than an amount based on a fixed percentage or percentages of receipts or sales), and any such purported lease, sublease, license, concession, or other agreement shall be absolutely void and ineffective as a conveyance of any right or interest in the possession, use, occupancy, or utilization of any part in the Premises.

                                  ARTICLE XVIII
                                TENANT'S PROPERTY

         18.1 TENANT'S PERSONAL PROPERTY - Tenant's trade fixtures, equipment and personal property (collectively called "Tenant's Property") however installed or located on the Premises shall be and remain the property of the Tenant and may be removed. Tenant shall repair any damage caused by such removal or installation. Tenant's Property shall be at the sole risk and hazard of Tenant, and if the whole or any part thereof shall be destroyed or damaged by fire, water or otherwise, or by the leakage or bursting of water pipes, steam pipes or other pipes, by theft or from any other cause, unless caused by the negligence or intentional misconduct of

Landlord, its employees, agents or contractors, no part of said loss or damage is to be charged to or be borne by Landlord.

         18.2 REMOVAL - Upon the expiration or termination of this Lease, the Tenant will remove Tenant's Property from the Premises; if within ten (10) days after such expiration or termination, Tenant shall not have removed same, it shall be deemed abandoned by Tenant. Tenant shall pay to Landlord upon demand the costs and expenses thereafter incurred by Landlord in removing and storing Tenant's Property and repairing any damage caused to the Premises or to the Building caused by the removal of same.

         18.3 NO LIEN - In no event (including a default under this Lease) shall Landlord have any lien or other security interest in any of Tenant's Property located in the Premises or elsewhere and Landlord hereby expressly waives and releases any such lien or other security interest however created or arising.

                                   ARTICLE XIX
                                TENANT'S DEFAULT

         19.1 EVENTS OF DEFAULT.

         (a) If the Tenant shall default in the payment of rent or other payments required by this Lease and shall fail to cure said default within seven
(7) business days after receipt of written notice of said default from the Landlord; or

         (b) If the Tenant shall default in the performance or observance of any other agreement or condition on its part to be performed or observed, and if the Tenant shall fail to cure said default within thirty (30) days after receipt of written notice of said default from the Landlord (or if said default shall require longer than thirty (30) days to cure and the Tenant fails to commence curing said default within thirty (30) days after receipt of written notice thereof and to prosecute the curing of the same to completion with due diligence); or

         (c) If the Tenant shall file a voluntary petition in bankruptcy or shall be adjudicated a bankrupt or insolvent, or shall file any petition or answer seeking any arrangement, composition, liquidation or dissolution under any present or future Federal, State, or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, or shall seek or consent to or acquiesce in the appointment of any trustee, receiver or liquidator of the Tenant or of all or any substantial part of its properties, or of the Premises, or shall make any general assignment for the benefit of creditors, or shall admit in writing its inability to pay its debts generally as they become due; or

         (d) If a court shall enter an order, judgment or decree approving a petition filed against the Tenant seeking any arrangement, composition, liquidation, dissolution or similar relief under the present or future Federal, State or other statute, law or regulation relating to bankruptcy, insolvency or other relief for debtors, and such order, judgment or decree shall remain un-vacated or un-stayed for an aggregate of sixty (60) days (whether or not consecutive) (any of the events or conditions described in (a), (b), (c) or (d) above being called an "Event of

Default" in this Lease), then, if any Event of Default has occurred, the Landlord at any time thereafter may give written notice to the Tenant specifying the occurrence giving rise to such Event of Default and stating that this Lease and the Term hereby demised shall expire and terminate on the date specified in such notice which shall be at least ten (10) days after the giving of such notice, and upon the date specified in such notice, this Lease and the Term, estate and interest hereby demised shall expire and terminate by limitation and all rights of the Tenant under this Lease shall cease.

         In the event that this Lease is terminated under any of the provisions contained in this Section 19.1, Tenant covenants to pay forthwith to Landlord, as compensation, a single lump-sum payment equal to the excess of the net present value of the total rent reserved for the residue of the Term (exclusive of any unexercised Extended Term(s) remaining at the time of termination) over the fair market rental value of the Premises (including additional rent) for said residue of the Term estimated as of the date of termination. If Landlord does not receive a single lump-sum payment from Tenant as aforesaid, Tenant covenants and agrees to pay punctually to Landlord all the sums and perform all the obligations which Tenant covenants in this Lease to pay and to perform in the same manner and to the same extent and at the same time as if this Lease had not been terminated. In calculating the amounts to be paid by Tenant under the foregoing covenants, Tenant shall be credited with any amount paid to Landlord as compensation as provided in the first sentence of this Section 19.1 and also with the net proceeds of any rents obtained by Landlord by reletting the Premises, after deducting all Landlord's expenses in connection with such reletting, including, without implied limitation, all repossession costs, brokerage commissions, reasonable fees for legal services and reasonable expense of preparing the Premises for such reletting, it being agreed by Tenant that Landlord may (i) relet the Premises or any part or parts thereof for a term or terms which may, at Landlord's option, be equal to or less than or exceed the period which would otherwise have constituted the balance of the Term and may grant such concessions and free rent as Landlord in its sole judgment considers advisable or necessary to relet the same, and (ii) make such alterations, repairs and decorations in the Premises as Landlord in its reasonable judgment considers advisable or necessary to relet the same, and no action of Landlord in accordance with the foregoing on failure to relet or to collect rent under reletting shall operate or be construed to Tenant's liability as aforesaid.

         So long as at least twelve (12) months of the Term remain unexpired at the time of such termination, in lieu of any other damages of indemnity and in lieu of full recovery by Landlord of all sums payable under all the foregoing provisions of this Section 19.1, Landlord may, by written notice to Tenant, at any time after this Lease is terminated under any of the provisions contained in
Section 19.1, or is otherwise terminated for breach of any obligation of Tenant and before such full recovery, elect to recover, and Tenant shall thereupon pay, as liquidated damages, an amount equal to the aggregate of the Fixed Rent and additional rent accrued under Article IV in the twelve (12) months ended next prior to such termination plus the amount of Fixed Rent and additional rent of any kind accrued and unpaid at the time of termination and less the amount of any recovery by Landlord under the foregoing provisions of this Section 19.1 up to the time of payment of such liquidated damages.

         Nothing contained in this Lease shall, however, limit or prejudice the right of Landlord to prove and obtain in proceedings for bankruptcy or insolvency by reason of the termination of this Lease, an amount equal to the maximum allowed by any statute or rule of law in effect at the time when, and governing the proceedings in which, the damages are to be proved, whether or not the amount be greater, equal to, or less than the amount of the loss or damages referred to above.

         19.2 REPOSSESSION - At any time after any such expiration or termination of this Lease, the Landlord, without further notice, may enter upon and reenter the Premises to repossess itself of the Premises, by summary proceedings, ejectment or otherwise, and may remove the Tenant and all other persons and any and all property from the Premises (including without limitation Tenant's Property) as hereinabove provided.

                                   ARTICLE XX
                                     NOTICES

         All notices, demands, requests and other instruments which may or are required to be given by either party to the other under this Lease shall be given in writing. All notices, demands, requests and other instruments from the Landlord to the Tenant shall be deemed to have been given when mailed by United States Registered or Certified Mail, postage prepaid, return receipt requested, addressed to the Tenant at Tenant's Address with a copy to Testa, Hurwitz & Thibeault, LLP, 125 High Street, Boston, Massachusetts 02110 Attention: Real Estate Department; and all notices, demands, requests and other instruments from Tenant to the Landlord shall be deemed to have been given when mailed by United States Registered or Certified Mail, postage prepaid, return receipt requested, addressed to the Landlord at Landlord's Address with a copy to Hinckley, Allen & Snyder LLP, 28 State Street, Boston, Massachusetts 02109-1775 Attn: Gloria M. Gutierrez, Esq.; except that where any period of time commences under this Lease with notice, such notice shall be deemed given, and such period shall be deemed to commence, when postal records indicate delivery was first attempted or rendered for delivery if refused.

                                   ARTICLE XXI
                                 QUIET ENJOYMENT

         Landlord covenants and agrees with Tenant that upon Tenant paying the fixed rent and additional rent and observing the terms, covenants and conditions on Tenant's part to be observed and performed, Tenant may peaceably and quietly enjoy the Premises demised hereby.

                                  ARTICLE XXII
                                  HOLDING OVER

         In the event that Tenant occupies any portion of the Premises beyond the Team Expiration Date, such holding over shall constitute an agreement by Tenant to pay one hundred fifty percent (150%) of the Fixed Rent and additional rent then applicable for each month or portion thereof in which Tenant shall retain possession of the Premises or any part there after termination of this Lease, whether by lapse of time or otherwise due hereunder. In addition,

Tenant agrees to pay all damages (including consequential damages) sustained by Landlord on account of such holdover. The provisions of this subsection shall not operate as a waiver by Landlord of any right of re-entry provided in this Lease.

                                  ARTICLE XXIII
                               MEMORANDUM OF LEASE

         At the time of the execution of this Lease, Landlord and the Tenant shall execute an instrument recordable in form containing those provisions including but not limited to the Term, the commencement and expiration date, and such other information as necessary or appropriate to protect the interests of Tenant hereunder and to satisfy the notice of lease statute of Massachusetts. Such instrument shall be substantially in the form attached hereto as Exhibit N. The Landlord or Tenant may record the same following the execution of this Lease.

                                  ARTICLE XXIV
                              SURRENDER OF PREMISES

         Upon the expiration of the Term or early termination thereof, Tenant shall promptly peaceably yield up and surrender the Premises in a good and clean condition, and in the same condition as Tenant is required to maintain the Premises hereunder during the Term, reasonable wear and tear and damage by fire, casualty or eminent domain excepted.

                                   ARTICLE XXV
                              ESTOPPEL CERTIFICATES

         Upon the written request of either party, at any time and from time to time, Landlord and Tenant agree to execute and deliver to the other within fifteen (15) business days after receipt of such request, a written instrument (substantially in the form attached hereto as Exhibit I), duly executed:

         (1) Certifying that, if true, this Lease has not been modified and is in full force and effect or, if there has been a modification of this Lease, that this Lease is in full force and effect as modified, stating such modifications;

         (2)  Specifying the date to which the rent has been paid;

         (3) Stating whether or not to the best knowledge, information and belief of the party executing such instrument, the other party hereto is in default and, if such party is in default, stating the nature of such default;

         (4)  Stating the commencement date of the Term; and

         (5) Stating which options to extend the Term have been exercised, if any.

         Any such statement delivered pursuant to this Article may be relied upon by any prospective purchaser or mortgagee of the Premises or any prospective assignee of any such mortgagee.

                                  ARTICLE XXVI
                              ADDITIONAL PROVISIONS

         26.1 BROKER - Landlord and Tenant warrant to each other that no broker other than those specified in Section 1.1 of the Lease have been retained by the warranting party in connection with the negotiation and consummation of this Lease. Each party agrees to defend, indemnify and save the other harmless from and against any and all claims for a commission arising out of a breach of the warranty made by such party in the first sentence of this Section 26.1. Landlord agrees to pay the commission due to said broker specified in Section 1.1 hereof. This Section 26.1 shall survive the expiration or earlier termination of this Lease.

         26.2 BIND AND INURE - The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that only the Landlord named herein shall be liable for obligations accruing before the beginning of the Term and thereafter each successive owner of Landlord's interest in the Lot and the Premises shall be liable only during its ownership period as hereafter provided. Each successive owner of the Landlord's interest in the Lot and Premises shall give Tenant written notice of its assumption of the obligations of Landlord under this Lease and upon such written notice to Tenant shall be liable only for obligations accruing during the period of its ownership, said liability terminating as to future liability upon termination of such ownership and passing to the successor in ownership and the giving of such notices to Tenant. Except as expressly provided below with request to an "Affiliate" of Landlord, Landlord shall not transfer its interest in the Premises or the Lot under this Lease prior to the full completion of the Landlord's Work and Tenant's Work (including, but not limited to the completion of all punch-list items and the issuance of the permanent Certificate of Occupancy by the Town of Westford) without the prior consent of Tenant, which may be withheld in Tenant's sole discretion. Notwithstanding the foregoing, Landlord shall have the right to transfer its interest in the Premises or the Lot, without Tenant's prior written consent and prior to such time, to a limited partnership controlled by The Gutierrez Company and having The Gutierrez Company as its sole general partner so long as Landlord provides Tenant with a written assignment and assumption agreement evidencing such assignees agreement to assume all of Landlord's obligations under this Lease.

         26.3 PROVISIONS SEPARABLE - It is agreed that if any provisions of this Lease shall be determined to be void by any court of competent jurisdiction in Massachusetts, then such determination shall not affect any other provision of this Lease, all of which other provisions shall remain in full force and effect; and it is the intention of the parties hereto that if any provision of this Lease is capable of two constructions, one of which would render the provision void, and the other of which would render the provision valid, then the provision shall have the meaning which renders it valid.

         26.4 ENTIRE AGREEMENT - This instrument contains the entire and only agreement between the parties as to the Premises, and no oral statements or representations or prior written matter not contained in this instrument shall have any force or effect. This Lease shall not be modified in any way except by a writing subscribed by both parties.

         26.5 GOVERNING LAW - This Lease shall be governed by and construed and enforced in accordance with the laws and courts of the Commonwealth of Massachusetts.

         26.6 NO WAIVER - Failure of either party to complain of any actor omission on the part of the other party, no matter how long the same may continue, shall not be deemed to be a waiver of any rights hereunder. No waiver by either party at any time, express or implied, or any breach of any provisions of this Lease shall be deemed a waiver of a breach of any other provision of this Lease or a consent to any subsequent breach of the same or any other provision. The receipt by Landlord of Fixed Rent or additional rent with knowledge of the breach of any covenant of this Lease shall not be deemed a waiver of such breach by Landlord, unless such waiver shall be signed by Landlord. If any action of any party shall require the consent or approval of the other party, the consent to or approval of such action on any one occasion shall not be deemed a consent to or approval of said action on any subsequent occasion or a consent to or approval of any other action on the same or any subsequent occasion, and such consent or approval shall not be unreasonably withheld or delayed.

         26.7 RIGHTS SEPARATE - Any and all rights and remedies which either party may have under this Lease or by operation of law, either at law or in equity, upon any breach, shall be distinct, separate and cumulative and shall not be deemed inconsistent with each other; no one of them whether exercised by the other party or not, shall be deemed to be exclusive of any other, and any two or more of all of such rights and remedies may be exercised at the same time.

         26.8 SINGULAR AND PLURAL - Words and phrases used in the singular shall be deemed to include the plural and vice versa, and nouns and pronouns used in any particular gender shall be deemed to include any other gender.

         26.9 HEADINGS - The various terms which are defined in Articles of this Lease or are defined in Exhibits annexed hereto shall have the meanings specified in such Articles and such Exhibits for the purposes of this Lease and all agreements supplemental thereto, unless the context clearly indicates the contrary.

         26.10 PARKING - Tenant's occupancy of the Premises shall include the exclusive use of six hundred eighty-five (685) parking spaces on the Lot. Tenant's parking spaces shall be known and referred to in this Lease as the "Building Parking Area" (excluding any Expansion Space as may be hereinafter included pursuant to Exhibit J), and shall be shown as such on the Landlord's Plans. As set forth in Section 2.1 hereof, the Building Parking Area may be expanded pursuant to Exhibit J hereto). In the event that the Expansion Space is constructed by Landlord pursuant to the provisions of Exhibit J, then, subject to the provisions of Exhibit J, the Building Parking Area shall (i) be relocated to an area designated by Landlord within the parking area (or expanded in such area(s)) as shown on Exhibit P attached hereto and designated as such on said Exhibit P,

Tenant hereby agreeing that such relocation area designated by Landlord on said Exhibit P is acceptable to Tenant, and (ii) be increased by two hundred forty-nine (249) parking spaces.

         26.11 NON-RECOURSE - Tenant agrees to look solely to Landlord's then equity interest in the Premises and the lot and the proceeds thereof at the time owned or the proceeds of any insurance carried by Landlord pursuant to this Lease for recovery of any judgment from Landlord; it being agreed that neither Landlord (original or successor), nor any partner (general or limited), associate, participant, principal (disclosed or undisclosed), agent, employee, trustee or other fiduciary, beneficiary, officer, or other person or entity in or of any partnership, association, joint venture, corporation or other entity, trust, or estate from time to time owning Landlord's interest in this Lease, shall ever be personally liable for any such judgment or for the payment of any monetary obligation to Tenant with respect to matters arising out of this Lease (it being agreed by Tenant that such exoneration from personal liability is and shall be absolute and complete with no exception whatsoever). With respect to any services to be furnished or obligations to be performed by Landlord to Tenant, except with respect to the negligence of Landlord, its employees, agents or contractors, Landlord shall never be liable for failure to furnish or perform the same when prevented from doing so by strike or lockout (not limited to the Premises or the Office Park), breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability by the exercise of good faith, diligent efforts to obtain supplies, parts or employees necessary to furnish such services, or because of war or other emergency, or for any act of God or other Force Majeure, as defined in Section 9.5 above, causes beyond Landlord's reasonable control, or for any cause due to any Tenant's Delay (as defined in Article IX hereof) or negligence or willful misconduct of Tenant, Tenant's invitees, customers, servants, agents, employees, licensees or any person claiming by, through or under Tenant.

         With respect to any obligations to be performed by Tenant to Landlord, other than the payment of rent and other sums due under this Lease, except with respect to the negligence Tenant, its employees, agents or contractors, Tenant shall never be liable for failure to furnish or perform the same when prevented from doing so by strike or lockout (not limited to the Premises or the Office
Park), breakdown, accident, order or regulation of or by any governmental authority, or failure of supply, or inability by the exercise of good faith, diligent efforts to obtain supplies, parts or employees necessary to furnish such services, or because of war or other emergency, or for any act of God or other Force Majeure, as defined in Section 9.5 above, causes beyond Tenant's reasonable control, or for any cause due to any act or negligence or willful misconduct of Landlord, Landlord's invitees, customers, servants, agents, employees, licensees or any person claiming by, through or under Landlord.

         26.12 NO SURRENDER - The delivery of keys to any employees of Landlord or to Landlord's agent or any employee thereof shall not operate as a termination of this Lease or a surrender of the Premises.

         26.13 NO ACCORD AND SATISFACTION - No acceptance by Landlord of a lesser sum than the Fixed Rent and additional rent then due shall be deemed to be other than on account of the earliest installment of such rent due, nor shall any endorsement or statement on any check or any letter accompanying any check or payment as rent be deemed as accord and satisfaction, and

Landlord may accept such check or payment without prejudice to Landlord's right to recover the balance of such installment or pursue any other remedy in this Lease provided.

         26.14 ACCESS - Subject to the terms and provisions of this Lease, Tenant shall have twenty-four (24) hours, seven (7) days per week access to the Premises.

         26.15 SECURITY DEPOSIT

         A. A "Security Deposit" in the initial amount equal to $3,158,750.00 shall be delivered to Landlord upon the Term Commencement Date. Such Security Deposit shall be held by Landlord without liability for interest and as security for the performance of Tenant's obligations under this Lease. The Security Deposit shall be in the form of a letter of credit, which letter of credit shall
(a) be in form and substance reasonably acceptable to Landlord, (b) name Landlord as its beneficiary, (c) expire no earlier than sixty (60) days after the Term Expiration Date, except as noted below, and (d) be drawn on an FDIC-insured financial institution satisfactory to Landlord. Landlord acknowledges that, as of the date hereof, Fleet National Bank and Citizens Bank are acceptable financial institutions for the issuance of the letter of credit. If the initial term of the letter of credit will expire prior to sixty (60) days after the Term Expiration Date, Tenant shall from time to time, as necessary, renew or replace the original and any subsequent letter of credit not less than sixty (60) days prior to the stated expiration date so that it will remain in full force and effect until sixty (60) days after the Term Expiration Date of the Lease. If Tenant fails to furnish such renewal or replacement at least sixty
(60) days prior to the stated expiration date of the letter of credit then held by Landlord, Landlord may draw upon such letter of credit and hold the proceeds thereof (and such proceeds need not be segregated) as a Security Deposit pursuant to the terms of this Section 26.15. Following any such draw upon the letter of credit, however, Tenant shall have the right to substitute a letter of credit meeting the requirements set forth herein for the cash Security Deposit then held by Landlord and thereafter Landlord shall promptly return any cash held from any cash draw to Tenant. Any renewal or replacement for the original or any subsequent letter of credit shall meet the requirements for the original letter of credit as set forth above, except that such replacement or renewal shall be issued by a national bank reasonably satisfactory to Landlord at the time of the issuance thereof.

         B. Landlord may, from time to time, without prejudice to any other remedy, use all or a portion of the Security Deposit to cure any default by Tenant that remains uncured after the expiration of any applicable notice and grace periods. Following any such application of the Security Deposit, Tenant shall, within thirty (30) days of demand, at Tenant's option, either (i) restore the letter of credit to its full amount (as the same may have previously been reduced in accordance with the terms hereof), or (ii) provide Landlord with an additional cash security deposit in an amount equal to the amount of Security Deposit applied by Landlord. If Tenant is not in default at the termination of this Lease, after Tenant surrenders the Premises to Landlord in accordance with this Lease and all amounts due Landlord from Tenant are finally determined and paid by Tenant or through application of the Security Deposit, the balance of the Security Deposit shall be returned to Tenant. If Landlord transfers its interest in the Premises during the Term, Landlord shall assign the Security Deposit to the transferee and, provided the transferee accepts such assignment and assumes Landlord's obligations with respect to the return of the Security Deposit, in writing, Landlord shall thereafter have no further liability for the return of such Security Deposit. Upon request by Tenant, Landlord shall provide Tenant with a copy of the assignment and assumption or other written documentation that was entered into to effectuate the transfer of the Security Deposit. Landlord shall not be required to segregate the Security Deposit from its other accounts. Landlord may only draw on the letter of credit to cure a default by Tenant that remains uncured after the expiration of any applicable notice and cure period.

         C. In the event the Lease is assigned by Tenant (subject to the terms of this Lease), the letter of credit to be furnished hereunder as a Security Deposit may be procured by either Tenant or Tenant's assignee, provided that such letter of credit shall remain subject to all of the terms and conditions of this Section 26.15. Landlord shall deliver the original prior letter of credit to the prior tenant simultaneously upon the delivery of the replacement letter of credit.

         D. Notwithstanding the foregoing, Landlord agrees that the Security Deposit shall be returned to Tenant upon expiration of the fifth (5th) year of the Term if Tenant has not been in default beyond any applicable notice and cure periods under this Lease more than twice in any calendar year and is not in default beyond any applicable notice and cure periods under this Lease at the end of the fifth (5th) year of the Term.

         26.16 ROOFTOP COMMUNICATION EQUIPMENT - Subject to the provisions hereinafter provided and so long as Tenant (or any permitted assignee or subtenant) is leasing, subleasing and occupying at least seventy-five percent (75%) of the Premises, Tenant shall have the exclusive right from time to time during the Term hereof to install rooftop communication equipment (i.e. satellite or antenna devices) on the roof of the Building. Subject to applicable law, matters of title, and the consent of Landlord (which consent shall not be unreasonably withheld, conditioned or delayed), Tenant, at its sole cost and expense, has the right to install such equipment on the roof of the Building. The size and location of the installation shall be at a site acceptable to Landlord, and the approval of any such size and location shall not be unreasonably withheld, conditioned or delayed by Landlord. Tenant shall install the equipment in accordance with sound construction practices, and in accordance with all applicable laws, rules, codes and ordinances, and in a good and workmanlike manner. Tenant shall use such roofing contractor required to comply with the existing roof warranties, as designated by Landlord. Tenant shall indemnify, defend and hold Landlord harmless from and against any and all liability or loss arising from or out of the installation or removal of such rooftop communication equipment. Upon expiration of the Term, Tenant shall be responsible for the removal of the same and for repairing any damage caused therefrom.

         26.17 EARLY TERMINATION RIGHT - In the event that Landlord has not secured all applicable permits and approvals (with all appeal periods having expired and no appeals having been filed) to commence construction of the Landlord's Work by November 30, 2000, then Tenant shall have the right to terminate this Lease by giving written notice thereof on or after December 1, 2000 to Landlord (unless within thirty (30) days after such notice, Landlord procures such permits and approvals and furnishes Tenant with copies thereof, in which event such notice of termination shall be rendered null and void and of no further force or effect),unless the delay was caused directly by Tenant. Said termination right shall be Tenant's sole and exclusive remedy at law or in equity for Landlord's failure to secure the applicable permits and approvals on or before November 30, 2000.

         26.18 LANDLORD'S AND TENANT'S RIGHT TO CURE

                     (a) LANDLORD'S RIGHT TO CURE - If Tenant shall at any time fail to perform its obligation in accordance with the provisions of this Lease and Tenant does not commence the cure of such failure within thirty (30) days of notice thereof (except in the event of emergencies), and thereafter diligently prosecute such cure to completion, then Landlord shall have the right, but shall not be obligated, to enter upon the Premises and to perform such obligation, notwithstanding the fact that no specific provision for such substituted performance by Landlord is made in this Lease with respect to such default. In performing such obligation, Landlord may make any reasonable payment of money or perform any other reasonable act. All reasonable sums so paid by Landlord (together with interest at the rate set forth in Section 4.2 hereof), and all necessary incidental reasonable third party costs and expenses in connection with the performance of any such acts by Landlord, shall be deemed to be additional rent under this Lease and shall be payable to Landlord within ten
(10) days after receipt by Tenant of a detailed invoice setting forth such costs and expenses. Landlord may exercise the foregoing rights without waiving any other of its rights or releasing Tenant from any of its obligations under this Lease.

                     (b) If Landlord fails to perform any obligation under this Lease (except with respect to the common areas and facilities of the Office Park in the event that Tenant is not the sole Tenant in the Office Park) which obligation is material to Tenant's use and enjoyment of the Premises and such failure continues for more than thirty (30) days after written notice from Tenant (provided that, if correction of such failure reasonably requires a period longer than thirty (30) days, and if Landlord commences such correction within thirty (30) days and prosecutes such correction to completion with diligence and continuity, Landlord shall be allowed such longer period as may be reasonably necessary to complete such correction), Tenant may, upon ten (10) business days' notice to Landlord of its intention so to do and Landlord's failure to commence such cure within said ten (10) day period, but Tenant shall not be obligated to, cure any such failure, and all reasonable costs and expenses incurred by Tenant in curing such failure (including without limitation reasonable attorney's fees and interest on such costs and expenses at an annual rate equal to the so-called prime rate of interest published from time to time by THE WALL STREET JOURNAL (or substitute publication reasonably selected by Landlord if THE WALL STREET JOURNAL ceases to publish such information) plus three percentage points) shall be reimbursed by Landlord to Tenant within ten
(10) days after Landlord receives a written detailed bill from the Tenant. If Landlord fails to reimburse Tenant for any such costs and expenses within thirty
(30) days after Landlord receives said detailed written bill therefor, Tenant shall have the right to apply such unreimbursed amounts against fifteen percent (15%) of the monthly Fixed Rent due hereunder until such amounts due to Tenant hereunder have been reimbursed in full by Landlord.

         26.19 GROUND LEASE PROVISIONS

                     (a) If the Ground Lease terminates or Tenant incurs any liabilities, costs or expenses as a result of a default or breach of Landlord under the Ground Lease (not due because of the negligence or willful acts of Tenant, its agents, servants or employees), then (i) Landlord shall indemnify and hold harmless Tenant from and against all damages, costs, and expenses suffered by Tenant and arising out of such termination, default or breach, in the manner provided in Section 16.1(b) hereof and in addition, (ii) Tenant shall have such self-help rights set forth in Section 26.18(b). Landlord covenants not to commit or suffer any act or omission that will breach or cause a default under the Ground Lease.

                     (b) Landlord shall use diligent and good faith efforts to cause the ground lessor under the Ground Lease to fulfill its obligations under the Ground Lease. Tenant shall be entitled to participate with Landlord in the enforcement of the Landlord's rights under the Ground Lease.

                     (c) Landlord hereby agrees to waive its right to terminate the Ground Lease pursuant to Article II, Section 1(b) of the Ground Lease or otherwise terminate the Ground Lease prior to the Term Expiration Date of this Lease.

                     (d) Landlord hereby agrees not to make any amendments or modifications to the terms and provisions of the Ground Lease which would materially affect Tenant's rights, obligations and interests under this Lease without Tenant's prior written consent, such consent not to be unreasonably withheld, conditional or delayed.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Lease as
of this 17th day of August   , 2000.

                          LANDLORD: Nashoba Westford Realty Trust

                          By: /s/ Arturo J. Gutierrez
                             ---------------------------------------------------
                          Arturo J. Gutierrez, as Trustee but not individually

                          By: /s/ John A. Cataldo
                             ---------------------------------------------------
                          John A. Cataldo, as Trustee but not individually

                          TENANT: NetScout Systems, Inc.

                          By: /s/ David P. Sommers
                             ---------------------------------------------------

                          Its: Chief Financial Officer
                              --------------------------------------------------

                                   EXHIBIT "A"

                    PLANS SHOWING PREMISES, THE LOT AND PARK
                          AND COMMON AREAS OF THE PARK
                      (INCLUDING THE BUILDING PARKING AREA)

         Plans entitled A1.1, A1.2 and A1.3 prepared by Symmes, Maini & McKee Associates, Inc., Sheet C3 - "Layout and Materials Plan" prepared by Symmes, Maini & McKee Associates dated 8-10-00.

                              [PLANS OF PREMISES]

                                  EXHIBIT "A-1"

                          LEGAL DESCRIPTION OF THE LOT

         A certain parcel of land located on Littleton Road, Westford, Middlesex County, Massachusetts consisting of approximately twelve (12) areas shown as "Lot" on Exhibit A. Landlord and Tenant hereby acknowledge and agree that this Exhibit A-1 shall be replaced by an amendment to this Lease upon creation of the Lot and the recording of the necessary subdivision plan(s) (i.e. ANR plan). Landlord hereby covenants and agrees to obtain ANR approval and subdivide the Lot as soon as possible, and upon doing so and recording the Plan, a copy shall be appended to this Lease.

                                  EXHIBIT "B-1"

                         PRELIMINARY BASE BUILDING PLANS

o Plans entitled A1.1, A1.2 and A1.3 prepared by Symmes, Maini & McKee Associates, Inc. (Please see plans attached to Exhibit "A".)

o  Exterior Elevations Plan A2.1 prepared by Symmes, Maini & McKee Associates,
   Inc.

o Sheet C3 "Layout & Materials Plan" prepared by Symmes, Maini & McKee Associates, Inc. (Please see plan attached to Exhibit "A".)

                              [BUILDING PLANS]

                                   EXHIBIT B-2

                        GUTIERREZ CONSTRUCTION CO., INC.

                             OUTLINE SPECIFICATIONS
                                       FOR
                         WESTFORD TECHNOLOGY PARK - WEST
                                  BUILDING ONE
                             WESTFORD, MASSACHUSETTS

                                  JUNE 7, 2000
                              REVISED JULY 28, 2000
                             REVISED AUGUST 4, 2000
                             REVISED AUGUST 9, 2000

                                       21
                             OUTLINE SPECIFICATIONS

                                      INDEX

                                                                                                     PAGE NO.
DIVISION 1 - GENERAL REQUIREMENTS                                                                       3
---------------------------------
         SECTION 1A - SCOPE OF THE WORK
         SECTION 1B - ASSUMPTIONS
         SECTION 1C - AREA SUMMARY

DIVISION 2 - SITE WORK                                                                                  4
----------------------
         SECTION 2A - SITE PREPARATION AND EARTHWORK
         SECTION 2B - SITE IMPROVEMENTS
         SECTION 2C - LAWNS AND PLANTINGS
         SECTION 2D - SITE DRAINAGE
         SECTION 2E - SITE UTILITIES
         SECTION 2F - IRRIGATION

DIVISION 3 - CONCRETE                                                                                   6
---------------------
         SECTION 3A - CONCRETE
         SECTION 3B - PRECAST CONCRETE

DIVISION 5 - METALS 7                                                                                   7
---------------------
         SECTION 5A - STRUCTURAL STEEL
         SECTION 5B - MISCELLANEOUS AND ORNAMENTAL IRON

DIVISION 6 - CARPENTRY                                                                                  8
----------------------
         SECTION 6A - ROUGH CARPENTRY
         SECTION 6B - MILLWORK

DIVISION 7 - MOISTURE PROTECTION                                                                        9
--------------------------------
         SECTION 7A - ROOFING AND FLASHING
         SECTION 7B - WATERPROOFING, DAMPPROOFING AND CAULKING

DIVISION 8 - DOORS, WINDOWS AND GLASS                                                                   10
-------------------------------------
         SECTION 8A - WOOD DOORS
         SECTION 8B - METAL DOOR FRAMES
         SECTION 8C - FINISH HARDWARE
         SECTION 8D - ALUMINUM ENTRANCE
         SECTION 8E - GLASS AND GLAZING

OUTLINE SPECIFICATIONS - INDEX

DIVISION 9 - FINISHES                                                                                   12
---------------------
         SECTION 9A - RESILIENT BASE
         SECTION 9B - ACOUSTICAL

                                       1


         SECTION 9C - PAINTING AND VINYL WALLCOVERING
         SECTION 9D - GYPSUM DRYWALL
         SECTION 9E - EXTERIOR SOFFITS
         SECTION 9F - INSULATION
         SECTION 9G - SPECIAL LOBBY FINISHES
         SECTION 9H - CARPETING
         SECTION 9I - CERAMIC TILE

DIVISION 10- SPECIALTIES                                                                                14
------------------------
         SECTION L0A- TOILET PARTITIONS
         SECTION L0B- TOILET ACCESSORIES
         SECTION L0C- DOCK EQUIPMENT

DIVISION 12 - FURNISHINGS                                                                               15
-------------------------
         SECTION 12A - BLINDS

DIVISION 14 - CONVEYING SYSTEM                                                                          16
------------------------------
         SECTION 14A - ELEVATOR

DIVISION 15 - MECHANICAL                                                                                17
------------------------
         SECTION 15A - PLUMBING
         SECTION 15B - HEATING, VENTILATING AND AIR CONDITIONING
         SECTION 15C - SPRINKLERS

DIVISION 16 - ELECTRICAL                                                                                20
------------------------
         SECTION 16A - ELECTRICAL WORK

DIVISION 17 - EXCLUSIONS                                                                                23
------------------------

                                   DIVISION 1

                              GENERAL REQUIREMENTS

SECTION 1A - SCOPE OF THE WORK

1A-01             GUTIERREZ CONSTRUCTION CO., INC. WILL PROVIDE, AT ITS SOLE COST AND EXPENSE, ALL LABOR,
                  MATERIAL AND EQUIPMENT NECESSARY TO COMPLETE THE CONSTRUCTION OF THE SUBJECT BUILDING IN
                  ACCORDANCE WITH THESE OUTLINE SPECIFICATIONS DATED JUNE 7, 2000, REVISED JULY 28, 2000, AUGUST
                  4, 2000 AND AUGUST 9, 2000, THE PRELIMINARY DRAWINGS AS PREPARED BY SYMMES, MAINI & MCKEE
                  ASSOCIATES, INC. DATED              AND THE SITE PLAN OF LAND DATED            , AS PREPARED BY
                                         ------------                                 -----------
                  SYMMES, MAINI & MCKEE ASSOCIATES, INC.

SECTION 1B - ASSUMPTIONS

1B-01             ALL REQUIRED UTILITIES OF ADEQUATE SIZE AND CAPACITY WILL BE AVAILABLE AT THE PROPERTY LINE OR
                  THE TOWN ROAD IMMEDIATELY ADJACENT TO THE PROPERTY LINE.

1B-02             THIS PROPOSAL IS BASED ON CLASS II-C CONSTRUCTION AS SPECIFIED IN THE MASSACHUSETTS STATE BUILDING
                  CODE, SIXTH EDITION, AND WILL COMPLY WITH FEDERAL, STATE AND LOCAL APPLICABLE CODES AND IN
                  ACCORDANCE WITH ALL ADA REQUIREMENTS.

SECTION 1C - AREA SUMMARY

1C-01             THE BUILDING IS A THREE (3) STORY "OPEN SHELL" OFFICE  BUILDING  TOTALING  APPROXIMATELY  175,000
                  SQUARE FEET.

1C-02             SIX HUNDRED EIGHTY FIVE (685) PARKING SPACES WILL BE PROVIDED.

                                   DIVISION 2

                                    SITE WORK

SECTION 2A - SITE PREPARATION AND EARTH WORK

2A-01             THE BUILDING SITE, INCLUDING LANDSCAPED AREAS, SHALL BE GRADED TO +/-0.1' ELEVATIONS WITH
                  POSITIVE DRAINAGE, FREE OF POCKETS, USING EXISTING GRANULAR MATERIALS. ALL GRADING IS TO
                  BE DONE IN ACCORDANCE WITH THE SITE PLAN DEVELOPED FROM THE PRELIMINARY DRAWINGS ADJUSTED
                  SO AS TO PRODUCE A BALANCED SITE.

2A-02             THE BUILDING PAD SHALL BE GRADED AND COMPACTED WITH SIX INCHES (6")( OR AS RECOMMENDED BY
                  THE GEOTECHNICAL ENGINEER) OF SUITABLE GRANULAR MATERIAL TO AN ELEVATION OF MINUS FIVE INCHES (-5")
                  FROM FINISHED FLOOR ELEVATION. COMPACTION SHALL BE 95% PROCTOR METHOD, ASTM D 1557.

2A-03             ALL PAVED AREAS SHALL RECEIVE A MINIMUM OF EIGHT INCHES (8") (OR AS RECOMMENDED BY THE
                  GEOTECHNICAL ENGINEER) OF SUITABLE GRANULAR MATERIAL COMPACTED TO 92% OF ITS MAXIMUM DENSITY.

SECTION 2B - SITE IMPROVEMENTS

2B-01             PARKING AREAS SHALL BE PAVED WITH TWO AND ONE HALF INCHES (2 1/2") OF BITUMINOUS CONCRETE TO
                  CONSIST OF ONE AND ONE-HALF (1 1/2") BINDER COURSE AND ONE INCH (1") FINISH.

2B-02             ROADS SHALL BE PAVED AS SPECIFIED FOR PARKING AREAS.

2B-03             SIDEWALKS SHALL BE PAVED WITH FOUR INCHES (4") OF CONCRETE NEXT TO THE BUILDING AND TWO INCHES
                  (2") OF BITUMINOUS CONCRETE PAVEMENT AT PARKING LOTS AS SHOWN ON THE SITE PLANS.

2B-04             ALL NECESSARY CURBING SHALL BE GRANITE OR BITUMINOUS BERET AS SHOWN ON THE DRAWINGS.

SECTION 2C - LAWNS AND PLANTINGS

2C-01             LAWNS AND PLANTINGS WILL BE PROVIDED TO MEET THE PLANNING BOARD'S REQUIREMENTS.

SECTION 2D - SITE DRAINAGE

2D-01             PARKING AREAS, ROADWAYS AND TRUCKING AREAS SHALL BE SURFACE DRAINED AND UNDERGROUND DRAINAGE
                  SHALL BE INSTALLED AS REQUIRED.

SECTION 2E - SITE UTILITIES

2E-01             DOMESTIC WATER SERVICE AND FIRE SPRINKLER SHALL BE FROM A WATER MAIN AT THE PROPERTY LINE OR
                  AT THE TOWN ROAD ABUTTING THE SITE. THE WATER METER AND PIPING SHALL BE SIZED TO SUIT THE
                  BUILDING REQUIREMENTS. FIRE SPRINKLER SERVICE WILL BE SIZED PER NFPA 13 FOR LIGHT HAZARD.

2E-02             SANITARY SEWER SHALL BE CONNECTED TO THE PROPOSED PARK SEWER TREATMENT SYSTEM.

2E-03             ELECTRICAL  SERVICE SHALL BE PROVIDED BY THE ELECTRIC UTILITY COMPANY'S  PAD-MOUNTED  TRANSFORMER
                  AT NO COST TO GUTIERREZ CONSTRUCTION CO., INC.

2E-04             PROVIDE SIX (6) 4" PVC CONDUIT FOR TELECOMMUNICATIONS FROM ROUTE 110 TO A MANHOLE IN THE
                  SUBDIVISION ROAD IN FRONT OF THE FUTURE BUILDING. PROVIDE SIX (6) 4" PVC CONDUIT FROM THIS
                  MANHOLE TO BEYOND THE ROADWAY FOR THE FUTURE BUILDING AND PROVIDE EIGHT (8) 4" PVC CONDUIT FROM
                  THIS MANHOLE TO THE TELECOMMUNICATIONS ROOM IN BUILDING ONE.

SECTION 2F - IRRIGATION

2F-01             THE  UNDERGROUND AUTOMATIC LAWN IRRIGATION SYSTEM WILL BE PROVIDED FOR LAWN AREAS AROUND THE
                  BUILDING.

                                   DIVISION 3

                                    CONCRETE

SECTION 3A - CONCRETE

3A-01             PROVIDE ALL PLAIN AND REINFORCED CONCRETE WORK, INCLUDING ALL NECESSARY FORM WORK, SLEEVES,
                  INSERTS, ETC. CONCRETE MATERIAL SHALL BE 3,000 P.S.I.

3A-02             FLOOR SLAB-ON-GRADE SHALL BE FIVE INCH (5") THICK CONCRETE REINFORCED WITH WELDED WIRE FABRIC
                  FOR A LIVE LOAD RATING OF 200 P.S.F. SECOND AND THIRD FLOOR SLABS SHALL BE DESIGNED FOR A LOAD
                  OF 100 P.S.F. WITH LIVE LOAD REDUCTION ALLOWED BY THE MASSACHUSETTS STATE CODE.

3A-03             FOUNDATIONS SHALL BE CONTINUOUS REINFORCED CONCRETE FOOTINGS AND WALLS AND INDIVIDUAL SPREAD
                  REINFORCED CONCRETE FOOTINGS UNDER COLUMNS. ALL FOUNDATIONS SHALL BEAR ON ENGINEERED FILL,
                  NATURAL SOIL OR LEDGE.

3A-04             FLOORS SHALL MEET THE FOLLOWING LEVEL AND FLATNESS CRITERIA. SLAB ON GRADE SHALL BE WITHIN FF
                  (FLATNESS) 25 AND F1 (LEVEL) 20. SUSPENDED SLABS SHALL BE WITHIN FF (FLATNESS) = 20.

SECTION 3B - PRECAST CONCRETE

3B-01             PRECAST CONCRETE EXTERIOR SPANDREL PANELS SHALL BE DESIGNED TO MEET WIND LOADING AS REQUIRED
                  BY THE GOVERNING CODE(S) AND SHALL HAVE AN EXPOSED AGGREGATE FINISH AS APPROVED BY THE
                  ARCHITECT AND OWNER.

                                   DIVISION 5

                                     METALS

SECTION 5A - STRUCTURAL STEEL


5A-01             ALL STRUCTURAL STEEL WORK SHALL CONFORM TO THE "SPECIFICATIONS FOR DESIGN, FABRICATION AND
                  ERECTION OF STRUCTURAL STEEL FOR BUILDINGS" OF THE AMERICAN INSTITUTE OF STEEL CONSTRUCTION AND
                  THE REQUIREMENTS OF THE LOCAL BUILDING CODE. ALL STEEL SHALL BE ASTM-A-36.

5A-02             THE STRUCTURE SHALL BE STEEL COLUMNS, BEAMS OR TRUSSES, AND BAR JOISTS. THE BUILDING SHALL BE
                  DESIGNED IN ACCORDANCE WITH THE BUILDING CODE REQUIREMENTS.

5A-03             THE ROOF CONSTRUCTION SHALL BE 22 GAUGE, PRIME-PAINTED METAL ROOF DECKING. ROOF SHALL BE DESIGNED
                  TO SUPPORT A LIVE LOAD OF 35 P.S.F. PLUS THE LOADING REQUIRED FOR A RUBBER OR BALLASTED EPDM
                  ROOFING SYSTEM.

5A-04             SECOND AND THIRD FLOOR FRAMING SYSTEMS SHALL BE DESIGNED TO SUPPORT A TOTAL (LIVE) LOAD OF
                  100 P.S.F. WITH LIVE LOAD REDUCTION ALLOWED BY THE MASSACHUSETTS STATE CODE. FLOOR DECKING SHALL
                  BE 28 GAUGE FAB-FORM METAL DECK OR EQUAL.

5A-05             PROVIDE THIRTEEN FEET (13'-0") FROM FIRST FLOOR SLAB TO SECOND FLOOR SLAB. PROVIDE THIRTEEN FEET
                  (13'-0") FROM SECOND FLOOR SLAB TO THE THIRD FLOOR SLAB. PROVIDE THIRTEEN FEET SIX INCHES (13'-6")
                  FROM THIRD FLOOR SLAB TO THE TOP OF THE ROOF STEEL.

5A-06             PROVIDE WIND FRAMING AND ATTACHMENT FOR PRECAST CONCRETE.

5A-07             PROVIDE FRAMING AND SUPPORTS FOR ROOF TOP EQUIPMENT AS MAY BE REQUIRED.

SECTION 5B - MISCELLANEOUS AND ORNAMENTAL IRON

5B-01             PROVIDE MANHOLE AND CATCH BASIN FRAMES AND COVERS WHERE REQUIRED.

5B-02             STAIRS SHALL BE METAL PAN, CONCRETE FILLED TYPE. STAIRS SHALL BE PROVIDED WITH INTEGRAL NOSINGS.
                  HANDRAILS SHALL BE TUBULAR STEEL, EXCEPT AS OTHERWISE INDICATED ON THE DRAWINGS. THE STAIR TREADS
                  WILL BE 4'-9" TO 5'-0" IN WIDTH. ONE STAIR WILL SERVICE THE ROOF.

5B-03             ALL NECESSARY CHANNEL IRON SUPPORTS AND HANGING RODS FOR TOILET PARTITIONS AND GLASS ENTRANCES
                  SHALL BE PROVIDED.

5B-04             PROVIDE ELEVATOR SILL ANGLES.

5B-05             PROVIDE ONE ORNAMENTAL STAIR FROM THE FIRST TO THE SECOND FLOOR AT THE ATRIUM.

                                   DIVISION 6

                                    CARPENTRY

SECTION 6A - ROUGH CARPENTRY

6A-01             PROVIDE ALL WOOD BLOCKING AND ROUGH CARPENTRY REQUIRED.

6A-02             INSTALL WOOD DOORS, METAL DOOR FRAMES AND FINISH HARDWARE.

6A-03             INSTALL TOILET PARTITIONS.

SECTION 6B - MILLWORK

6B-01             ALL MEN'S AND WOMEN'S TOILET ROOMS SHALL HAVE CORIAN LAVATORY COUNTER TOPS WITH
                  INTEGRAL BOWLS, BACKSPLASH, ENDSPLASH AND APRON.

6B-03             PROVIDE A FOUR INCH (4") OAK BASE AT THE WALLS OF THE LOBBIES AND TOILET ROOM VESTIBULE
                  AREAS, OR ALTERNATE TYPE BASE AS SELECTED.

6B-04             PROVIDE A PLASTIC LAMINATE SILL AT ALL PERIMETER WALL OFFICE WINDOWS.

6B-05             PROVIDE A PLASTIC LAMINATE BACKSPLASH AT THE MOP SINK IN THE JANITOR'S CLOSET.

                                   DIVISION 7

                               MOISTURE PROTECTION

SECTION 7A - ROOFING AND FLASHING


7A-01             THE ROOF SHALL BE INSULATED TO YIELD A "U" FACTOR OF .06. ROOF LOADING IS TO BE IN
                  ACCORDANCE WITH THE BUILDING CODE REQUIREMENTS. THE ROOFING SHALL BE A BALLASTED EDPM ROOFING
                  SYSTEM AS MANUFACTURED BY CARLYSLE, FIRESTONE, GENERAL TILE OR APPROVED EQUAL. A TWENTY
                  (20) YEAR LABOR AND MATERIAL MANUFACTURER'S STANDARD GUARANTEE IS INCLUDED.

7A-02             FLASHING AT THE PRECAST CONCRETE PARAPETS AND HVAC EQUIPMENT SHALL BE PROVIDED.

7A-03             VENT PIPE FLASHING SHALL BE PROVIDED AS REQUIRED BY THE APPLICABLE CODE.

SECTION 7B - WATERPROOFING, DAMPPROOFING AND CAULKING

7B-01             INTERIOR CAULKING SHALL BE THE TYPE APPROPRIATE FOR THE APPLICATION.

7B-02             CAULK  PERIMETER OF ALL EXTERIOR DOORS AND WINDOWS WITH MONOLASTIC, MERIC THIOKOL CAULKING OR
                  APPROVED EQUAL.

7B-03             ALL PRECAST CONCRETE JOINTS SHALL BE CAULKED WITH MONOLASTOMERIC THIOKOL CAULKING OR APPROVED EQUAL.

7B-04             WATERPROOF AND/OR DAMPPROOF THE ELEVATOR PIT AS REQUIRED.

                                   DIVISION 8

                            DOORS, WINDOWS AND GLASS

SECTION 8A - WOOD DOORS


8A-01             INTERIOR BASE BUILDING WOOD DOORS SHALL BE 3'0" X 8'-0" BY 1
                  3/4" SOLID CORE, PLAIN SLICED, RED OAK AND/OR 3'0" X 7'0" BY 1
                  3/4" SOLID CORE, STAIN GRADE OAK. PROVIDE FIRE RATED DOORS AS
                  REQUIRED BY CODE. ALL OAK DOORS ARE TO HAVE MATCHING EDGES.
                  WOOD DOORS WILL BE PRE-MACHINED AND PRE-FINISHED IF TIME
                  ALLOWS, OTHERWISE THEY WILL BE MACHINED AND FINISHED ON THE
                  JOBSITE.

SECTION 8B - METAL DOORS AND FRAMES

8B-01             ALL INTERIOR BASE BUILDING DOOR FRAMES SHALL BE WELDED TYPE IF
                  TIME ALLOWS, OTHERWISE THEY WILL BE THREE PIECE, KNOCK DOWN
                  TYPE, PRESSED METAL, SINGLE AND/OR DOUBLE RABBET DOOR FRAMES
                  WITH PROPER ANCHORS FOR PARTITIONS. PROVIDE FIRE RATED FRAMES
                  AS REQUIRED BY CODE.

8B-02             A 3' X 7' HOLLOW METAL DOOR AND FRAME WILL BE PROVIDED AT THE EXTERIOR WALL FOR THE COMPACTOR.

SECTION 8C - FINISH HARDWARE

8C-01             FINISH HARDWARE SHALL BE HEAVY DUTY GRADE RUSSWIN, SCHLAGE, OR APPROVED
                  EQUAL.

8C-02             KEY SCHEDULE SHALL BE PER THE OWNER'S REQUIREMENTS.

8C-03             LOCKSET TO HAVE REMOVABLE CORES.

SECTION 8D - ALUMINUM ENTRANCE

8D-01             ALUMINUM DOOR FRAME ASSEMBLIES, INCLUDING WINDOW TRIM, SHALL
                  BE ANODIZED ALUMINUM AS INDICATED ON THE DRAWINGS.

8D-02             ALUMINUM ENTRANCES SHALL BE COMPLETE WITH ALL HARDWARE (PIVOT
                  HINGES, PUSH/PULLS, CLOSERS, ETC.) EXCEPT CYLINDER, WHICH IS
                  TO BE FURNISHED UNDER SECTION 8C, FINISH HARDWARE.

SECTION 8E - GLASS AND GLAZING

8E-01             GLASS FOR ENTRANCES SHALL BE 1/4" CLEAR TEMPERED. ENTRANCE DOORS SHALL BE 3'0" X 7'0" WITH
                  GLASS TRANSOM.

8E-02             MIRRORS SHALL BE PROVIDED OVER EACH LAVATORY AT THE MEN'S AND
                  WOMEN'S TOILET ROOMS. IN ADDITION, WOMEN'S TOILET ROOMS SHALL
                  BE PROVIDED WITH A FULL HEIGHT MIRROR LOCATED ON THE WALL
                  OPPOSITE THE LAVATORIES.


                                       10

8E-03             THE EXTERIOR GLASS SHALL BE 1" INSULATING, TINTED AS
                  MANUFACTURED BY LOF, PPG OR APPROVED EQUAL. GLASS AREA SHALL
                  BE KEPT UNDER 50% OF THE EXTERIOR WALL AREA. INCLUDES
                  MANUFACTURER'S STANDARD TEN (10) YEAR WARRANTY FOR THE
                  INSULATED GLASS UNITS.

8E-04             THE ALUMINUM FRAMING FOR GLASS SHALL BE ANODIZED ALUMINUM WITH
                  A THERMAL BREAK AS MANUFACTURED BY ALUMILINE, KAWNEER OR
                  APPROVED EQUAL. ALL WINDOWS ARE TO BE THE FIXED TYPE.

SECTION 8F - OVERHEAD DOORS

8F-01             PROVIDE FOUR (4) ELECTRICALLY OPERATED, 8' X 8', INSULATED OVERHEAD DOOR WITH WEATHER SEAL FOR
                  THE TRUCK DOCK.

                                   DIVISION 9

                                    FINISHES


SECTION 9A - RESILIENT BASE FOR THE BASE BUILDING

                  8A-01 RESILIENT BASE SHALL BE 4" HIGH, VINYL COVE OR STRAIGHT
                  AS APPLICABLE.

SECTION 9B - ACOUSTICAL WORK FOR THE BASE BUILDING

9B-01             ALL BASE BUILDING TOILET ROOMS, STAIRWAYS AND MAIN LOBBY SHALL
                  HAVE LAY-IN, REVEAL EDGE UNITS OF 3/4" X 24" X 24", MINERAL
                  ACOUSTIC TILE (GLACIER U.S.G. #707). SUSPENSION SYSTEM SHALL
                  BE EXPOSED GRID 15/16" "T" SUSPENSION SYSTEM. CEILING HEIGHT
                  SHALL BE 8'-6", EXCEPT TOILET ROOMS SHALL BE 7'6". TILE AND
                  SUSPENSION SYSTEM SHALL BE WHITE.

SECTION 9C - PAINTING FOR THE BASE BUILDING

9C-01             ALL EXPOSED FERROUS METALS SHALL RECEIVE A PRIMER COAT AND ONE COAT OF ENAMEL.

9C-02             INTERIOR PAINTED WALLS ARE TO RECEIVE TWO COATS OF LATEX
                  PAINT. THE LOBBY, STAIRS AND TOILET ROOMS WILL BE PAINTED WITH
                  POLYMIX.

9C-03             INTERIOR, BASE BUILDING DOORS SHALL RECEIVE TWO COATS OF
                  SEMI-GLOSS ENAMEL PAINT, OR ONE COAT OF SEALER AND TWO COATS
                  OF POLYURETHANE IF THEY ARE NOT PRE-FINISHED.

9C-04             TOILET ROOM WALLS THAT ARE NOT TO RECEIVE CERAMIC TILE SHALL BE PAINTED WITH POLYMIX.

SECTION 9D - GYPSUM DRYWALL FOR THE BASE BUILDING

9D-01             INTERIOR, CEILING HIGH PARTITIONS SHALL BE 25 GA., 2 1/2"
                  GALVANIZED METAL STUDS, 24" O.C. WITH 5/8" GYPSUM WALLBOARD ON
                  EACH SIDE, TAPED, SANDED AND READY FOR PAINT. ALL FULL-HEIGHT
                  PARTITIONS SHALL BE 25 GA., 3 5/8" GALVANIZED METAL STUDS, 24"
                  O.C. WITH 5/8" GYPSUM WALLBOARD ON EACH SIDE, TAPED, SANDED
                  AND READY FOR PAINT. INSULATION IN PARTITIONS SHALL BE AS
                  INDICATED ON THE DRAWINGS. PROVIDE FIRE RATING AS REQUIRED BY
                  CODE. ALL REQUIRED FIRE RATED WALLS SHALL BE CONSTRUCTED WITH
                  APPROVED FIRE RATED DRYWALL ASSEMBLY SYSTEMS.

9D-02             THE INTERIOR OF THE EXTERIOR WALLS SHALL BE FURRED WITH METAL
                  STUDS, INSULATED AND COVERED WITH DRYWALL TAPED AND SANDED
                  READY FOR PAINT IN ALL FINISHED AREAS. THE INTERIOR FACE OF
                  ALL PRECAST CONCRETE WILL BE INSULATED WITH A MINIMUM OF 3
                  1/2" OF FIBERGLASS INSULATION.

9D-03             INCLUDES THE FIRE WALL REQUIRED IN THE STATE CODE FOR CLASS 2C
                  CONSTRUCTION.

9D-04             ALL STEEL COLUMNS WILL BE "H" COLUMNS COVERED WITH DRYWALL, TAPED,
                  SANDED AND PREPARED FOR FINISH.

SECTION 9E - EXTERIOR SOFFITS

9E-01             ALL EXPOSED EXTERIOR SOFFITS SHALL BE SYNTHETIC PLASTER.


SECTION 9F - INSULATION

9F-01             FIBERGLASS BLANKET TYPE INSULATION SHALL BE PROVIDED BEHIND
                  ALL EXTERIOR WALLS, EXCEPT BEHIND THE SPANDREL PANELS WHERE
                  RIGID INSULATION MAY BE USED.

9F-02             RIGID INSULATION SHALL BE PROVIDED AT THE PERIMETER FOUNDATION WALLS.


SECTION 9G - SPECIAL LOBBY FINISHES

9G-01             AN ALLOWANCE OF $50,000.00 IS INCLUDED FOR LOBBY FLOOR, WALL
                  AND CEILING FINISHES. THE ALLOWANCE WILL PROVIDE FINISHES
                  EQUAL TO THE LOBBY FINISHES AT WESTFORD TECHNOLOGY PARK,
                  BUILDINGS FOUR AND FIVE, NETSCOUT AND GENRAD RESPECTIVELY.


SECTION 9H - CARPETING

9H-01             AN ALLOWANCE OF TWENTY-FOUR DOLLARS ($24.00) PER SQUARE YARD
                  HAS BEEN INCLUDED FOR ALL CARPET AT THE STAIRWAYS AND TOILET
                  ROOM VESTIBULES.


SECTION 9I - CERAMIC TILE

9I-0L             TOILET ROOMS AND SHOWERS  SHALL HAVE 1" X 1", UNGLAZED, CERAMIC FLOOR TILE AND
                  4 1/4" X 4 1/4" GLAZED, CERAMIC TILE, FULL HEIGHT, AT WET WALLS.

                                   DIVISION 10

                                   SPECIALTIES

SECTION 10A - TOILET PARTITIONS

10A-01            PARTITIONS SHALL BE CEILING HUNG WITH A BAKED ENAMEL FINISH.
                  PROVIDE TOILET PARTITIONS AS INDICATED ON THE DRAWINGS.


SECTION 10B - TOILET ACCESSORIES

10B-01            PROVIDE CHROME-PLATED OR STAINLESS STEEL ACCESSORIES AS
                  INDICATED ON THE DRAWINGS. ACCESSORIES SHALL INCLUDE DOUBLE
                  ROLL TOILET PAPER HOLDERS, RECESSED PAPER TOWEL
                  DISPENSER/DISPOSALS, LIQUID SOAP DISPENSERS, SANITARY NAPKIN
                  VENDORS AND DISPOSALS. ALSO PROVIDE MOP HOOKS AT JANITOR'S
                  CLOSET.

SECTION 10C - DOCK EQUIPMENT

10C-01            PROVIDE FOUR (4) MECHANICAL EDGE OF DOCK LEVELER. LEVELER
                  SHALL BE KELLEY E-Z RAMP SERIES STD-66, OR APPROVED EQUAL.
                  DOCK BUMPERS INTEGRAL WITH THE DOCK LEVELER SHALL BE PROVIDED.
                  ALSO PROVIDE DOCK SEAL, LIGHT AND BOLLARDS.

                                   DIVISION 12

                                   FURNISHINGS

SECTION 10A - BLINDS

12A-01            VERTICAL BLINDS SHALL BE LOUVERDRAPE, MODEL EL (ELITE) OR APPROVED EQUAL, BOTH
                  TRAVERSING AND ROTATING TYPES.

12A-02            BLINDS SHALL HAVE TOP TRACK ONLY WITH MANUFACTURER'S STANDARD BAKED
                  ENAMEL FINISH.

12A-03            VERTICAL BLIND BLADES ARE TO BE PVC SOLID CORE, 3 1/2"
                  WIDE,.03" THICKNESS. COLOR SHALL BE MANUFACTURER'S STANDARD
                  COLOR AS SELECTED BY THE OWNER AND ARCHITECT.

12A-04            BLINDS SHALL BE INSTALLED AT ALL EXTERIOR WALL WINDOWS.

                                   DIVISION 14

                                CONVEYING SYSTEM

SECTION 14A - ELEVATOR

14A-01            TWO (2) STANDARD PACKAGE, HYDRAULIC PASSENGER ELEVATORS SHALL
                  BE PROVIDED AT THE MAIN ENTRANCE LOBBY. CAPACITY SHALL BE
                  4,000 POUNDS; SPEED SHALL BE 125 FEET PER MINUTE. CAB FINISH
                  SHALL BE STAINLESS STEEL ON FRONT PANELS AND DOORS, PLASTIC
                  LAMINATE WALLS, AND BAKED ENAMEL FRAME AND ENTRANCE DOORS ON
                  HALL SIDE. INCLUDE PROTECTIVE PADS AND HOOKS, HANDRAIL AT
                  REAR, TELEPHONE BOX AND CABLE, REMOVABLE CEILING, CERTIFICATE
                  FRAME, EMERGENCY CAR LIGHTING, EXHAUST FAN, HANDICAPPED CODE
                  AND ADA REQUIREMENTS AND 3'-6" CENTER OPENING DOORS.

                  ONE (1) STANDARD PACKAGE, HYDRAULIC PASSENGER/MATERIAL
                  ELEVATOR WILL BE PROVIDED AT THE TRUCK DOCKS. CAPACITY SHALL
                  BE 5,000 POUNDS; SPEED SHALL BE 125 FEET PER MINUTE. CAB AND
                  ENTRANCES SHALL BE THE SAME AS THE ELEVATORS IN THE LOBBY.
                  DOORS SHALL BE 4'-0" X 7'-0" SIDE OPENING TYPE.

                  ELEVATORS WILL BE EQUIPPED WITH A BATTERY OPERATED EMERGENCY
                  LOWERING DEVICE TO LOWER THE ELEVATOR TO THE FIRST FLOOR UPON
                  FAILURE OF THE MAIN POWER SUPPLY.

                                   DIVISION 15
                                   MECHANICAL

DIVISION 15A - PLUMBING

15A-O1            CODES, ORDINANCES AND PERMITS

                  1.       ALL MATERIAL AND WORKMANSHIP SHALL BE IN STRICT ACCORDANCE WITH THE FOLLOWING CODES:
                           A.  MASSACHUSETTS STATE PLUMBING CODE
                           B.  MASSACHUSETTS STATE BUILDING CODE
                           C.  NATIONAL FIRE CODES
                           D.  REQUIREMENTS OF THE TOWN OF WESTFORD, MASSACHUSETTS
                           E.  DEPARTMENT OF PUBLIC HEALTH

15A-02            SANITARY WASTE AND VENT SYSTEM

                  1.       INTERIOR WASTE AND VENT PIPING SHALL CONVEY WASTES TO THE UNDERGROUND SANITARY
                           WASTE SYSTEM AND SHALL BE VENTED THROUGH THE ROOF AS REQUIRED BY CODE.
                  2.       EXTERIOR SANITARY WASTE SHALL BE CONNECTED TO THE PROPOSED PARK SEWER TREATMENT SYSTEM.

15A-03            ROOF DRAINAGE SYSTEM

                  1.       INTERIOR ROOF DRAINS SHALL BE ADEQUATELY SIZED AND INSTALLED TO DRAIN ALL ROOF
                           SURFACES AND SHALL BE CONNECTED TO THE STORM DRAIN OUTSIDE THE BUILDING LINE.

15A-04            COLD AND HOT WATER SYSTEMS

                  1.       COLD AND HOT WATER SYSTEMS SHALL BE INSTALLED TO SERVICE ALL FIXTURES AND EQUIPMENT
                           INDICATED ON THE DRAWINGS REQUIRING COLD AND HOT WATER.

                  2.       COLD AND HOT WATER SHALL BE SIZED IN ACCORDANCE WITH THE LATEST REQUIREMENTS OF THE
                           APPLICABLE PLUMBING CODE.

                  3.       A GREY WATER SYSTEM WILL BE UTILIZED TO PROVIDE WATER TO WATER CLOSETS AND URINALS.

15A-05            PIPING AND FITTINGS

                  1.       PIPING AND FITTINGS SHALL BE CAST IRON FOR SANITARY AND STORM, AND COPPER FOR WATER -
                           ALL CONFORMING TO THE LATEST ASTM AND/OR F.S. STANDARDS.

15A-06            PIPING AND DRAINAGE ACCESSORIES

                  1.       ROOF DRAINS, WALL/GROUND HYDRANTS, CLEANOUTS, AND FIXTURE CARRIERS SHALL BE AS
                           MANUFACTURED BY J.R. SMITH, JOSAM, ZURN OR APPROVED EQUAL. PRESSURE-REDUCING VALVES
                           AND BACK FLOW PREVENTORS SHALL BE AS MANUFACTURED BY WATTS OR APPROVED EQUAL.

15A-07            INSULATION

                  1.       ALL ABOVE-GROUND COLD WATER PIPING, VALVES AND FITTINGS SHALL BE INSULATED, INCLUDING
                           THE AIR CHAMBER. HORIZONTAL RAIN LEADERS AND ALL ROOF DRAINS SHALL BE INSULATED.

15A-08            WATER METER

                  1.       WATER METER AND PIPING SHALL BE FURNISHED AND INSTALLED IN ACCORDANCE WITH THE TOWN OF
                           WESTFORD, MASSACHUSETTS' REQUIREMENTS.

15A-09            PLUMBING FIXTURES

                  1.       WATER CLOSETS SHALL BE WALL-HUNG, ELONGATED, FLUSH  VALUED CLOSETS WITH 1 1/2" TOP
                           SPUDS AND EXPOSED VALVES AS MANUFACTURED BY KOHLER COMPANY OR APPROVED
                           EQUAL, WITH WHITE, OPEN FRONT SEATS, NO COVER.

                  2.       URINALS SHALL BE WALL-HUNG, WHITE WITH 1 1/2" TOP SPUDS, EXPOSED VALVES AS
                           MANUFACTURED BY KOHLER COMPANY OR APPROVED EQUAL.

                  3.       LAVATORIES SHALL BE INTEGRAL WITH THE VANITIES.

                  4.       DRINKING FOUNTAINS (TWO ON EACH FLOOR) SHALL BE ELECTRIC, SEMI-RECESSED, WALL-MOUNTED
                           TYPE AS MANUFACTURED BY HALSEY TAYLOR OR APPROVED EQUAL.

                  5.       ELECTRIC HOT WATER HEATER(S), SIZED TO SUIT THE BUILDING REQUIREMENTS, SHALL BE
                           PROVIDED.

                  6.       HANDICAP TYPE FIXTURES WILL BE PROVIDED IN THE TOILET ROOMS AS REQUIRED BY APPLICABLE
                           CODES.

SECTION 15B - HEATING, VENTILATING AND AIR CONDITIONING

15B-01            PROVIDE 550 TONS OF ROOFTOP, VARIABLE VOLUME HEATING, VENTILATING AND AIR CONDITIONING SYSTEM
                  TO PROVIDE COMFORT HEATING AND COOLING ON A YEAR-ROUND BASIS WITH CONTROLLED NIGHT SET BACK AND
                  ECONOMIZING FEATURES, AND SHALL MEET ALL APPLICABLE CODE REQUIREMENTS. EQUIPMENT SHALL BE AS
                  MANUFACTURED BY TRANE OR APPROVED EQUAL AS SELECTED BY GUTIERREZ CONSTRUCTION CO., INC.
                  INCLUDES NATURAL GAS MORNING WARM-UP. A LOW VOLTAGE, AUTOMATIC TEMPERATURE CONTROL SYSTEM WILL
                  ALSO BE PROVIDED. ABOVE THE CEILINGS WILL BE USED AS A RETURN AIR PLENUM. SUPPLY DUCTWORK WILL
                  NOT BE INSULATED. INCLUDES HVAC DISTRIBUTION FOR THE BASE BUILDING AREAS. DOES NOT INCLUDE HVAC
                  DISTRIBUTION, VAV BOXES OR CONTROLS AT THE TENANT AREAS. STUB OUTS ADEQUATELY SIZED FOR THE
                  TENANT DISTRIBUTION FOR SUPPLY AND RETURN AIR WILL BE PROVIDED AT THE DUCT SHAFTS ON EACH FLOOR.
                  INCLUDES SMOKE AND FIRE DAMPERS AT DUCT SHAFT AND ROOFTOP UNITS  AS REQUIRED BY THE APPLICABLE CODE.


15B-02            DUCT WORK

                  ALL DUCT WORK FOR THE BASE BUILDING AREAS AND DUCT SHAFT(S) SHALL BE GALVANIZED
                  STEEL TO MEET THE ASHRAE STANDARDS. FLEXIBLE DUCT RUN-OUTS SHALL NOT EXCEED SIX FEET (6').

15B-03            GRILLES AND DIFFUSERS

                  AS REQUIRED FOR THE BASE BUILDING.

15B-04            TOILET ROOM EXHAUST

                  A TOILET ROOM EXHAUST SYSTEM SHALL BE INSTALLED IN ACCORDANCE WITH THE CODE REQUIREMENTS.

SECTION 15C - SPRINKLERS

15C-01            AN AUTOMATIC WET PIPE, LIGHT HAZARD SPRINKLER SYSTEM SHALL BE PROVIDED FOR THE BASE BUILDING.
                  THE SYSTEM SHALL BE DESIGNED TO MEET NFPA #13 AND ISO REQUIREMENTS.  HEADS AT ACOUSTICAL
                  CEILINGS SHALL BE CHROME PLATED, SEMI-RECESSED, PENDENT TYPE.  HEADS IN OPEN AREAS SHALL BE THE
                  BRASS UPRIGHT TYPE. TESTING SHALL BE IN ACCORDANCE WITH NFPA PAMPHLET NO. 13.  FURNISH AND
                  INSTALL TAMPER AND FLOW SWITCHES ON EACH FLOOR AS REQUIRED BY NFPA PAMPHLET NO. 13 AND OTHER
                  APPLICABLE CODES AND AUTHORITIES HAVING JURISDICTION.  WIRING SHALL BE BY THE ELECTRICAL
                  SUBCONTRACTOR.  SPRINKLER DISTRIBUTION FOR THE TENANT AREAS IS NOT INCLUDED.  STUB OUTS
                  ADEQUATELY SIZED FOR THE TENANT AREA SPRINKLER SYSTEM WILL BE PROVIDED ON EACH FLOOR. INCLUDES
                  FLOW SWITCHES AND TAMPER SWITCHES ON EACH FLOOR.

                                  "EXHIBIT C-1"

CERTIFICATE OF                                 OWNER                 / /
SUBSTANTIAL                                    ARCHITECT             / /
COMPLETION                                     CONTRACTOR            / /
                                               FIELD                 / /
AIA DOCUMENT G704                              OTHER                 / /
------------------------------------------------------------------------------
PROJECT:                                                             ARCHITECT:
(name, address)
                                                                     ARCHITECT'S PROJECT NUMBER:
TO (Owner)

                                                                      CONTRACTOR:
                                                                      CONTRACT FOR:

                                                                      CONTRACT DATE:

DATE OF ISSUANCE:

PROJECT OR DESIGNATED AREA SHALL INCLUDE:

The Work performed under this Contract has been reviewed and found to be substantially complete. The Date of Substantial Completion is hereby established as _________________________________which is also the date of commencement of all warranties and guarantees required by the Contract Documents.
-------------------------------------------------------------------------------

                  DEFINITION OF DATE OF SUBSTANTIAL COMPLETION

The Date of Substantial Completion of the Work or designated portion thereof is the Date certified by the Architect when construction is sufficiently complete, in accordance with the Contract Documents, so the Owner may occupy the Work or designated portion thereof for the use for which it is intended.
-------------------------------------------------------------------------------

A list of items to be completed or corrected, prepared by the Contractor and verified and amended by the Architect, is appended hereto. The failure to include any items on such list does not alter the responsibility of the Contractor to complete all Work in accordance with the Contract Documents.

-------------------------------------------          -----------------------------      --------------
ARCHITECT                                            BY                                 DATE

The Contractor will complete or correct the Work on the list of items appended hereto within from the above Date of Substantial Completion.

-------------------------------------------          -----------------------------      --------------
CONTRACTOR                                           BY                                 DATE

The Owner accepts the Work or designated portion thereof as substantially
complete and will assume full possession thereof at                     (time)
on                                                                      (date)

-------------------------------------------          -----------------------------      --------------
OWNER                                                BY                                 DATE

-------------------------------------------------------------------------------
The responsibilities of the Owner and the Contractor for maintenance, heat, utilities and insurance shall be as follows: (NOTE-Owner's and Contractor's legal and insurance counsel should determine and review insurance requirements and coverage)

                                  EXHIBIT "C-2"

                         CERTIFICATE OF FINAL COMPLETION

Project:  NetScout Systems, Inc.                     Lease Date:  ___________, 2000

Location: _______________________                     Date:
          Westford, Massachusetts

Owner:     Arturo J. Gutierrez and John A. Cataldo,           Trade:
           Trustees of Nashoba Westford Realty Trust
           under Declaration of Trust dated April 27, 2000,
           recorded with the Middlesex North District
           Registry of Deeds in Book 10813, Page 038

(  ) All work has been completed in accordance with Article IX of the Lease.

( ) All work has been completed in accordance with Article IX of the Lease, except for that listed in attached schedule for which a credit has been taken.

Final Inspection was made __________________ in the presence of:

Remarks:

Landlord must have completed or corrected all punch list items or accepted credit for unsatisfactory or incomplete work and submitted all Close-out Documents as listed on Close-out Documents - Record & Transmittal Form.

This is to certify that NetScout Systems, Inc. will not be held responsible for any bills, liens, claims or demands in connection with the above noted project. All workmanship and materials are hereby guaranteed in accordance with stipulations in the Contract Documents and Lease on Certificate of Substantial Completion.

By:_________________________________                 By:_________________________________

Title:_______________________________                Title:_______________________________

Date:_______________________________                 Date:_______________________________

NOTE: See also definition of Substantial Completion in Article IX of the Lease.

                                   EXHIBIT "D"

                              RULES AND REGULATIONS

1. No curtains, blinds, shades, screens, or signs other than those furnished by Landlord shall be attached to, hung in, or used in connection with any window or door of the Premises without the prior written consent of the Landlord, which shall not be unreasonably withheld, conditioned or delayed. All interior Tenant signage is at Tenant's expense and must be installed or affixed by a contractor first approved by Landlord acting reasonably and without delay. The style, size and color of any interior signage visible from the exterior of the Premises must also be reasonably acceptable to Landlord.

2. As well as any security (door access) system provided and installed by Tenant, as reasonably approved by Landlord, Tenant shall be allowed to place additional locks or bolts upon doors and windows within the Premises. Tenant recognizes that these additional locks and bolts could prove to be a hindrance to Landlord providing building services such as cleaning and maintenance. Tenant must, upon the termination of its tenancy, remove all additional locks and bolts and restore all original door hardware and provide Landlord all Building keys either furnished to or otherwise procured by Tenant; and in the event of the loss of any keys so furnished, Tenant shall pay to Landlord the reasonable cost thereof.

3. Canvassing, soliciting and peddling in the Building are prohibited, and Tenant shall cooperate to prevent the same.

4. Tenant shall comply with all reasonable security measures from time to time established by Landlord and of which Tenant receives written notice, for the Lot or Office Park, so long as (i) the same do not breach or violate Tenant's rights under this Lease or the requirements of any governmental security restrictions to which Tenant is subject, and (ii) such reasonable security measures do not deprive Tenant of reasonable access to the Premises at all times or otherwise unreasonably interfere with Tenant's use or occupancy of the Premises for the Office Park.

5. Should Tenant's organization have a non-smoking policy presently in effect for their visitors and/or employees or institute such a policy during the Term of this Lease, Tenant shall set aside a smoking area within the Premises, properly ventilated and/or with smoke filtration units, so as not to interfere with any fire protection devices, such as smoke detectors, or the quality of air recirculated in the Building's HVAC system.

6.  Tenant shall comply with the Park Covenants attached hereto as Exhibit "E".

                                   EXHIBIT "E"

                                 PARK COVENANTS

         Landlord agrees with Tenant to enforce, or cause to be enforced, these Park Covenants with all due diligence to preserve the quality and appearance of the Park.

         The Lot is approximately twelve (12) acres and is located in an approximately twenty-two (22) acre office/research and development park shown on the Plan of the Park attached hereto as part of Exhibit A and more particularly described therein and elsewhere in this Lease, as the same, including without limitation the Common Areas of the Park, may be amended by Landlord from time to time in accordance with and subject to the provisions of Section 2.1 of this Lease.

         All lots of land comprising the Park (which lots, including without limitations the Lot, are individually called the "Parcel" and collectively the "Parcels") are subject to the following restrictions which shall bind Nashoba Westford Realty Trust (collectively "Grantor") as ground lessee of the Park and its successors in title.

                  A. All parcels shall have facilities for parking, loading and unloading sufficient to serve any uses of the Parcels without using adjacent streets for such purpose. On-street parking shall be prohibited. All parking, trucking and vehicular maneuvering areas for a Parcel shall be contained within such Parcel.

                  B. No exterior loading platforms shall be visible from any primary way or proposed primary way serving the Park. Screening and planting may be used for this purpose.

                  C. No open or outside storage shall be done on any Parcel, other than normal and customary trash compactors and containers on locations to be reasonably approved by Landlord in advance.

                  D. Signs shall conform to the sign ordinances of the Town of Westford. Any variance from such ordinance granted by the Town of Westford must also be approved by Grantor in the manner provided below in Section I.

                  E. No condition or use of any Parcel will be permitted which is objectionable by reason of noise, odor, vibration, smoke, radiation, the hazardous nature of the use, or the violation of environmental laws or regulations adopted by the Town of Westford, the Commonwealth of Massachusetts, the Federal Government or any Court.

                  F. All utilities serving a Parcel shall be placed underground, unless prohibited by the utility company. Any exterior lighting on a Parcel shall either be indirect or of such controlled focus and intensity as not to disturb street traffic or the occupancy of any adjacent Parcel.

                  G. The exterior appearance of any buildings in the Park, including landscaping thereon, shall be kept neat and orderly and free from litter.

                  H. No building, exterior sign, fence, wall, exterior lighting or other structure shall be erected or allowed to maintain on any portion of the Park or exterior structural alteration or addition made, except pursuant to plans approved in writing by Grantor as to landscaping, parking and architectural conformity with existing buildings in the Park.

                  I. The Grantor may from time to time by written instrument in recordable form grant variance from any one or more of these restrictions (except restriction H for which variances may not be granted) where the Grantor reasonably determines that the variance can be granted without substantial detriment to the intent and purpose of the restrictions and without substantial detriment to the Land, and portions of the Park theretofore built upon.

                  J. Written approval by the Grantor as to any buildings, signs, structures, alterations, additions and landscaping approved by Grantor in good faith shall be conclusive evidence of compliance with these restrictions. The Grantor agrees to furnish to any grantee such written instruments in recordable form as may reasonably be requested by the grantee as evidence of such compliance.

                  K. The term "Grantor", as herein used, shall mean Arturo J. Gutierrez and John A. Cataldo, Trustees Nashoba Westford Realty Trust, u/d/t dated April 27, 2000 and recorded with the Middlesex North District Registry of Deeds in Book 10813, Page 038, and any of its successors in title to whom the Grantor has expressly granted of record the rights to enforce these restrictions.

                                    EXHIBIT F

ALBERT L. NARDONE and ANTHONY B. NARDONE

of Middlesex County, Massachusetts

in consideration of One Dollar ($1.00) and 00/100

grant to ALBERT L. NARDONE, TRUSTEE and ANTHONY B. NARDONE, TRUSTEE OF ONE LITTLETON ROAD REALTY TRUST recorded herewith.

of Powers Road, Westford, MA  01886

                                            WITH QUITCLAIM COVENANTS

The land with the buildings thereon located on the southerly side of Littleton Road, Westford, Middlesex County, Massachusetts, being shown as Lot 1 on a plan entitled "Plan of Land in Westford, MA prepared "One Littleton Trust: dated December 15, 19991 and prepared by L.J. Ducharme Assoc., Inc. 1092 Main Street, Bolton, MA 01740 Scale 1" = 20' to which plan reference is made for a more particular description.

         According to said plan Lot 1 contains 40,760 +/- square feet.

         Said plan to be recorded herewith at North Middlesex Registry of Deeds in Plan Book 177 Plan 114.

         Being a portion of the premises conveyed to the grantors by deed of Rose F. McDonald dated November 25, 1952 and recorded at North Middlesex District Registry of Deeds in Book 1211 Page 147.

Executed as a sealed instrument this 30th day of December 1991

--------------------------------------    --------------------------------
                                                  Albert L. Nardone
--------------------------------------    ---------------------------------------------

--------------------------------------    --------------------------------
                                                  Anthony B. Nardone

                        THE COMMONWEALTH OF MASSACHUSETTS

         Middlesex ss.                                       December 30, 1991

         Then personally appeared the above named

                                    Albert L. Nardone and Anthony B. Nardone

and acknowledged the foregoing instrument to be their free act and deed

                                 BEFORE ME
                                          -------------------------------------
                                              A. JUSTIN MCCARTHY  NOTARY PUBLIC

                                              My commission expires 11/27/1998

WE, ANTHONY B. NARDONE and ALBERT L. NARDONE, both of 37 Power Road, Westford, Middlesex County, Massachusetts

in consideration of ONE AND NO/100 ($1.00) DOLLAR

grant to ANTHONY B. NARDONE and ALBERT L. NARDONE, Trustees of TWO LITTLETON ROAD REALTY TRUST, under Declaration of Trust dated 1/30/97 and recorded herewith at Middlesex North District Registry of Deeds of Westford, Middlesex County, Massachusetts

                                          WITH QUITCLAIM COVENANTS

Three separate parcels of land located on the Southerly side of Littleton Road and the Westerly side of Concord Road in Westford, Middlesex County, Massachusetts and being shown as Lot 5, Lot 6 and Lot 7 on a Plan entitled "Anthony G. and Albert L. Nardone, Westford, MA, Plan of Land Proposed A.N.R. Lots" dated July 9, 1996, prepared by Rizzo Associates, Inc. to which plan reference is made for a more particular description. Said plan is recorded at Middlesex North District Registry of Deeds in Plan Book 192, Plan 64.

According to said plan:

         Lot 5 contains 443,772 square feet, more or less;
         Lot 6 contains 197,212 square feet, more or less;
         Lot 7 contains 268,936 square feet, more or less

For title reference, see Middlesex North District Registry of Deeds, Book (see 1211/147)

Witness our hands and seals this 30th day of January, 1997.

                                                     --------------------------
                                                     ANTHONY B. NARDONE

                                                     --------------------------
                                                     ALBERT L. NARDONE

                          COMMONWEALTH OF MASSACHUSETTS

Middlesex, ss.                                              January 30th, 1997

         Then personally appeared the above named ANTHONY B. NARDONE and ALBERT
L. NARDONE and acknowledged the foregoing instrument to be their free act and deed, before me,

                                              -------------------------
                                              Notary Public
                                              My commission expires: 11/27/98

                                  EXHIBIT "G-1"

                            LESSEE'S LEASE STATEMENT
                                       AND
             SUBORDINATION, NON-DISTURBANCE AND ATTORNMENT AGREEMENT

         THIS AGREEMENT is made and entered into as this ___ day of ________, 2000, by and among _____________________, a _______________________ (hereinafter called the ("Lender"), __________________________ (hereinafter called the "Tenant") and ________________________________ (hereinafter called the
"Landlord").

                                   WITNESSETH

         WHEREAS, Landlord is the ground lessee under that certain ground lease dated May 11, 2000 and executed by and between Albert L. Nardone and Anthony B. Nardone, Trustees of Two Littleton Road Realty Trust, u/d/t dated January 30, 1997 and recorded with the Middlesex North Registry of Deeds in Book 8425, Page 143 and as Trustees of One Littleton Road Realty Trust, u/d/t dated December 30, 1991 and recorded with said deeds in Book 5768, Page 183, as "Landlord" and Landlord, as "Tenant", notice of which was recorded in said Deeds in Book 10832, Page 7 (the "Ground Lease"), in connection with certain real property commonly known as ______________________, and located in Westford, Middlesex County, Massachusetts, and more particularly described in Exhibit "A" attached hereto and made a part hereof (said property being hereinafter called the "Property"); and

         WHEREAS, Landlord and Tenant made and entered into that certain Lease, dated as of the ___ day of ____________ 2000, with respect to certain premises located on the Property constituting the Premises therein described, as the same may be expanded pursuant to Exhibit "J" of the Lease (said Lease being hereinafter called the "Lease" and said premises being hereinafter called the "Leased Premises"), notice of which was recorded in the Middlesex North Registry of Deeds on __________________, 2000 as Instrument No. _____; and

         WHEREAS, Landlord has entered into and delivered that certain Mortgage and Security Agreement in favor of Lender recorded in the Middlesex North Registry of Deeds on ______________, 2000 as Instrument No. _______ prior to the recording of this Agreement (said Mortgage and Security Agreement being hereinafter called the "Mortgage"), conveying the Property to secure the payment of the indebtedness described in the Mortgage; and

         WHEREAS, on or about the date hereof, Landlord has entered into and delivered that certain Assignment of Leases and Rents in favor of Lender recorded in the Middlesex North Registry of Deeds on ______________, ______ as Instrument No. _________ prior to the recording of this Agreement (said Assignment of Leases and Rents being hereinafter called the "Assignment of Leases"), assigning all of Landlord's right, title and interest as lessor under the Lease to further secure the indebtedness described in the Mortgage; and

         WHEREAS, the Mortgage and the Assignment of Leases secure the repayment of a loan from Lender to Landlord in the principal amount of $___________ (the "Loan") as evidenced by that certain Promissory Note of Landlord to Lender dated ____________, 2000 (the "Note"); and

         WHEREAS, the proceeds of the Note are being advanced pursuant to the terms of that certain Construction Loan Agreement between Landlord and Lender dated __________, 2000 (the Construction Loan Agreement"): the Note, Mortgage, Assignment of Leases, Construction Loan Agreement and all other documents extended in connection with Mortgage, the Loan are sometimes hereinafter collectively referred to as the "Loan Documents"; and

         WHEREAS, the Lender represents that it is the sole holder of the Mortgage and the Promissory Note and other loan documents secured thereby; and

         WHEREAS, the parties hereto desire to enter into this Non-Disturbance, Attornment and Subordination Agreement;

         NOW, THEREFORE, for and in consideration of the mutual covenants hereinafter set forth and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Lender, Tenant and Landlord hereby covenant and agree as follows:

         1. ESTOPPEL - Tenant hereby certifies to Lender that, as of the date of this Agreement: (i) the Lease, as described above, is the true, correct and complete Lease and has not been modified or amended and constitutes the entire agreement between Landlord and Tenant, (ii) to the best of Tenant's knowledge, without inquiry, there are no defaults of Landlord under the Lease and there are no existing circumstances which with the passage of time, or giving of notice, or both, would give rise to a default under the Lease and/or allow Tenant to terminate the Lease, (iii) Tenant is satisfied with all of the work done by and required of Landlord to date, such work has been done in accordance with plans and specifications approved by Tenant, and as of the date hereof Tenant is not aware of any defect in the work or has not rejected any of the work done by Landlord on the Leased Premises [only includable if Tenant agrees with, after work is completed], (iv) that no rent under the Lease has been paid more than thirty (30) days in advance of its due date; (v) that the Tenant, as of this date, has no charge, lien or claim of offset under the Lease or otherwise, against rents or other charges due to become due thereunder; and (vi) the Tenant's interest in the Lease has not been assigned nor has any portion of the Leased Premises been sublet. If this Agreement is being delivered prior to completion of all of Landlord's Work (as such term is defined in the Lease) on the Leased Premises, Tenant agrees that, promptly after request of the Lender therefor, it will provide an estoppel certificate to Lender following completion of such work indicating whether Tenant has accepted the work and begun payment of rent.

         2. NON-DISTURBANCE - Lender agrees that if Lender comes into possession of or acquires title to all or any part of the Leased Premises or the Lot (as defined in the Lease) as a result of foreclosure or other enforcement of the Mortgage or the Assignment of Leases, or both, then so long as no default under the Lease by Tenant exists and continues beyond the expiration of all applicable cure periods (after notice, if any, required by the Lease) as would entitle the lessor under the Lease to terminate the Lease or would cause, without any further action on the part of such lessor, the termination of the Lease or would entitle the lessor under the Lease to exercise any other remedy available to it on account of Tenant defaults under the Lease, the Lease shall not be terminated, nor shall Tenant's use, possession or enjoyment of the Leased Premises and appurtenant rights and interests or rights under the Lease be interfered with. Following a foreclosure or other action or proceeding in the nature of foreclosure instituted under or in connection with the Mortgage or the Assignment of Leases, or the acquisition of title to the Leased Premises, the person or entity acquiring the interest of the lessor under the Lease as a result of any such action or proceeding or deed in lieu of any such action or proceeding (hereinafter called the "Purchaser") or Lender if Lender takes possession of the Property shall have all rights and obligations of Landlord under the Lease, except as expressly otherwise set forth herein, provided, however, that neither the Purchaser nor the Lender shall be (a) liable for any act or omission of any prior lessor under the Lease provided that nothing herein shall relieve such Purchaser or Lender from curing any continuing defaults of lessor after receipt of requisite notices from Tenant, all in accordance with the Lease; or (b) liable for the return of any security deposit which lessee under the Lease has paid under the Lease unless such security deposit is received by Lender; or (c) subject to any offsets or defenses which the lessee under the Lease might have against any prior lessor under the Lease unless Lender has received prior written notice of the offset or defense and opportunity to cure the same in accordance with Section 7 below; or (d) bound by any base rent, or any other payments which the lessee under the Lease might have paid for more than the current month to any prior lessor under the Lease; or (e) bound by any amendment or modification of the Lease which reduces the rent, reduces the area of the Leased Premises, shortens the term or materially impairs the rights of Mortgagee thereunder without obtaining Lender's prior written consent or (f) personally liable for any default under the Lease or any covenant or obligation on its part to be performed thereunder as lessor, it being acknowledged that Tenant's sole remedy in the event of such default shall be to proceed against Purchaser's or Lender's interest in the Property and the rents, or other proceeds arising therefrom, including but not limited to insurance proceeds for policies required to be carried by Landlord under the Lease.

         In the event that Lender or Purchaser acquires title to or possession of all or any part of the Leased Premises, whether pursuant to a foreclosure proceeding or otherwise, then within thirty (30) days thereafter, the Lender or Purchaser may elect to deliver a written notice to the Tenant stating that either (i) the Lender intends to perform the construction obligations of the Landlord set forth in Article III of the Lease (the "Construction Obligations"), or (ii) the Lender or Purchaser does not intend to perform the Construction Obligations. A notice delivered by the Lender or Purchaser pursuant to clause
(i) is referred to herein as an "Opt-In Construction Notice" and a notice delivered by the Lender pursuant to clause (ii) is referred to herein as an "Opt-Out Construction Notice".

         In the event that the Lender or Purchaser does not deliver either an Opt-Out construction Notice or an Opt-In Construction Notice to the Tenant within said thirty (30) days after acquisition of title or possession, then Tenant may elect to deliver a written request (a "Construction Confirmation Request") to the Lender or Purchaser, requesting that Lender or Purchaser deliver either an Opt-Out Construction Notice or an Opt-In Construction Notice.

         If either (a) Lender or Purchaser delivers an Opt-Out Construction Notice to Tenant as aforesaid, or (b) Lender or Purchaser does not deliver an Opt-In Construction Notice to Tenant by not later than thirty (30) days after receipt of Tenant's Construction Confirmation Request, then Lender or Purchaser shall not be obligated to perform the Construction Obligations in accordance with the terms and provisions the Lease. If Lender or Purchaser delivers an Opt-In Construction Notice as aforesaid, then Lender or Purchaser shall be obligated to perform the Construction Obligations in accordance with the terms and provisions of the Lease. If Lender or Purchaser timely delivers an Opt-Out Construction Notice to Tenant by not later than thirty (30) days after receipt of Tenant's Construction Confirmation Request as aforesaid, or Lender or Purchaser does not deliver an Opt-In Construction Notice to Tenant by not later than thirty (30) days of its receipt of Tenant's Construction Confirmation Request, then (a) Lender or Purchaser shall have no obligation to perform the Construction Obligations, and (b) Tenant may elect to terminate the Lease by providing written notice of such election to Lender or Purchaser. If Tenant elects to terminate the Lease, the Lease shall be terminated effective as of the date specified in Tenant's notice. Thereafter the Lease shall be null and void and of no further force or effect, and neither the Tenant nor the Lender or Purchaser shall have any further liabilities or obligations thereunder.

         If (a) Lender sells, conveys, assigns, pledges or transfers its interest in the Loan, or (b) Lender sells the Leased Premises, or any part thereof, at a foreclosure sale, or (c) if Lender acquires title to the Leased Premises and subsequently conveys the Leased Premises, then, in any such event, concurrently with such transaction, Lender shall transfer, assign and convey all right, title and interest of the Lender in and to the Security Deposit then held by it, if applicable, to such purchaser, assignee, or transferee. Notwithstanding anything to the contrary contained in this Section, if Lender so transfers, assigns or conveys all right, title and interest of the Lender in and to the Security Deposit, if applicable, as aforesaid, then Lender shall have no liability for the return of the Security Deposit.

         3. ATTORNMENT - Unless the Lease is terminated in accordance with Paragraph 2 or in accordance with the terms of the Lease, if the interests of the lessor under the Lease shall be transferred by reason of the exercise of the power of sale contained in the Mortgage (if applicable), or by any foreclosure or other proceeding for enforcement of the Mortgage, or by deed in lieu of foreclosure or such other proceeding, or if Lender takes possession of the Property pursuant to any provisions of the Mortgage, Tenant shall be bound to the Purchaser or Lender, as the case may be, under all of the terms, covenants and conditions of the Lease for the balance of the term thereof and any extensions or renewals thereof which may be effected in accordance with any option therefor in the Leases with the same force and effect as if the Purchaser or Lender were the lessor under the Lease, and Tenant, as lessee under the Lease, does hereby agree to attorn to the Purchaser and Lender if it takes possession of the Property, as its lessor under the Lease. Such attornment shall be effective and self-operative without the execution of any further instruments upon succession by Purchaser to the interest of the lessor under the Lease or the taking of possession of the Property by Lender. Nevertheless, Tenant shall, from time to time, execute and deliver such instruments evidencing such attornment as Purchaser or Lender may reasonably require. The respective rights and obligations of Purchaser, Lender and of the lessee under the Lease upon such attornment, to the extent of the then remaining balance of the term of the Lease and any such extensions and renewals, shall be and are the same as now set forth in the Lease, except as otherwise expressly provided in Paragraph 2 above.

         4. SUBORDINATION - Subject to the provisions of this Agreement, Tenant hereby subordinates all of its rights, title and interest as lessee under the Lease to the right, title and interest of Lender under the Mortgage, and Tenant further agrees that the Lease now is and shall at all times continue to be subject and subordinate in each and every respect to the Mortgage and to any and all increases, renewals, modifications, extensions, substitutions, replacements and/or consolidations of the Mortgage and to all sums secured thereby with the same force and effect as if the Mortgage had been executed, delivered and recorded prior to the execution and delivery of the Lease.

         5. OTHER CONDITIONS - Notwithstanding anything to the contrary contained in this Agreement or in the Lease, Lender, Tenant and Landlord agree:
(a) that to the extent required by the Lease, and provided that (i) Tenant has not defaulted in the payment of rent or other charges under the Lease, (ii) Landlord has not defaulted in the payment of debt service or other payments under the loan documents and (iii) neither Landlord or Tenant has filed a voluntary petition in bankruptcy under Title 11 of the United States Code or had an order for relief issued against it and not dismissed within sixty (60) days of issuance or has filed any petition or answer seeking or acquiescing in any reorganization, arrangement, composition, readjustment, liquidation, dissolution or similar relief for itself under any present or future federal, state or other law or regulation relating to bankruptcy, insolvency or other relief of debtors or consented or acquiesced in the appointment of any custodian, trustee, receiver, conservator or liquidator for it or all or any substantial part of its property or made an assignment for the benefit of creditors, then in the event of an insured casualty to the Leased Premises, and if Landlord satisfies the conditions provided for hereafter, Lender shall hold the balance of any casualty proceeds after proof and adjustment and shall use such funds for the following purposes: (x) to reimburse Landlord, in accordance with the terms and conditions set forth below, for the costs of reconstruction or repair of the Leased Premises, and (y) upon completion of such reconstruction or repair, to apply any excess to the payment of the Secured Obligations. Such funds shall be made available as provided above upon the Landlord's prior satisfaction of such conditions as the Lender may reasonably establish with respect thereto (each of which must be complied with in a manner reasonably satisfactory to the Lender, with all documents, instruments, agreements, or evidence to be in form and substance satisfactory to the Lender), including without limitation, the following (hereinafter referred to as the "Funding Requirements"):

                  (i) delivery of estoppel certificate(s) or other satisfactory evidence that the Lease remains in full force and effect and will remain in full force and effect after such repair and restoration, without any right of termination or cancellation during the projected course of said repair or restoration;

                  (ii) delivery of plans and specifications, construction budget, construction contract, and construction schedule for such repair and restoration, satisfactory to Lender;

                  (iii) delivery of evidence of compliance with all applicable state, federal, and local laws, ordinances and regulations relating to such repair and restoration, and the issuance of all required permits, licenses and approvals relative thereto;

                  (iv) delivery of evidence of the availability of any funds necessary to complete such repairs and restoration in excess of such proceeds, which funds, at the request of the Lender, shall be deposited with the Lender to be disbursed with such proceeds;

                  (v) builder's all risk insurance;

                  (vi) rent loss insurance sufficient to pay all operating costs and debt service confirmed by the insurer to be available for the period of repair and restoration;

                  (vi) evidence that the insurer under such policies of fire or other casualty insurance does not assert any defense to payment under such policies against Lender, Landlord or any tenant of the Leased Premises;

                  (vii) execution of any documentation deemed reasonably necessary by the Lender to provide for the disbursement of such funds in a manner typical to a construction loan;

                  (viii) delivery of evidence that the repair or restoration can be completed prior to the then applicable maturity date of the note;

                  (ix) Landlord delivers to Lender a written undertaking to expeditiously commence and to satisfactorily complete with due diligence the necessary restoration; and

                  (x) compliance of such other reasonable non-financial terms and conditions customary for construction loans of the size and scope involved with such repairs and restoration.

         6. ASSIGNMENT OF LEASES - Tenant hereby acknowledges that all of Landlord's right, title and interest as lessor under the Lease is being duly assigned to Lender pursuant to the terms of the Assignment of Leases, and that pursuant to the terms thereof all rental payments under the Lease shall continue to be paid to Landlord in accordance with the terms of the Lease unless and until Tenant is otherwise notified in writing by Lender. Upon receipt of any such written notice from Lender, Tenant covenants and agrees to make payment of all rental payments then due or to become due under the Lease directly to Lender or to Lender's agent designated in such notice and to continue to do so until otherwise notified in writing by Lender. Landlord hereby irrevocably directs and authorizes Tenant to make rental payments directly to Lender following receipt of such notice and covenants and agrees that Tenant shall have the right to rely on such notice without any obligation to inquire as to whether any default exists under the Mortgage or the Assignment of Leases or the indebtedness secured thereby, and notwithstanding any notice of claim of Landlord to the contrary, that Landlord shall have no right or claim against Tenant for or by reason of any rental payments made by Tenant to Lender following receipt of such notice. Except as otherwise specifically set forth in the Lease, Tenant further acknowledges and agrees: (a) without the consent of Lender, no rent may be collected or accepted by Landlord more than one month in advance; and (b) that the interest of Landlord as lessor under the Lease has been assigned to Lender under the Assignment of Leases, and Lender assumes no duty, liability or obligation under the Lease, except only under the circumstances, terms and conditions specifically set forth in this Agreement.

         7. NOTICE OF DEFAULT BY LESSOR - Tenant, as lessee under the Lease, hereby covenants and agrees to give Lender written notice properly specifying wherein the lessor under the Lease has failed to perform any of the covenants or obligations of the lessor under the Lease simultaneously with the giving of any notice of such default to the lessor under the provisions of the Lease. Tenant agrees that Lender shall have the right, but not the obligation, within thirty
(30) days after receipt by Lender of such notice (or, with respect to non-monetary defaults only, within such additional time as is reasonably required to correct any such default) to correct or remedy, or cause to be corrected or remedied, each such default before the lessee under the Lease may take any action under the Lease by reason of such default; provided however, in no event shall such time extend for more than thirty (30) days after Tenant provides such notice to Lender, except if Lender has commenced to cure any such non-monetary default under the Lease (which shall in no event include foreclosure or exercise of other remedies available under the Mortgage) within thirty (30) days after such written notice to Lender and is diligently proceeding to cure such default and such non-monetary default cannot be cured within thirty (30) days despite such diligent efforts to cure on the part of Lender, in which event such time period may be extended for an additional period of not more than sixty (60) days. Such notices shall be delivered in duplicate in writing by registered or certified mail, return receipt requested, or by depositing the same with an overnight commercial courier (such as Federal Express) or by hand delivery, to Lender to:

                           --------------------------------------------

                           --------------------------------------------

                           --------------------------------------------
                           Attention:
                                     ----------------------------------

                           With a copy to

                           --------------------------------------------

                           --------------------------------------------

                           --------------------------------------------

                           Attention:
                                     ----------------------------------
or to such other address as the Lender shall have designated to Tenant by giving written notice to Tenant, to Tenant, prior to the Term Commencement Date at:

                           Netscout Systems, Inc.

                           --------------------------------------------

                           4 Technology Park Drive
                           Westford, MA 01886
                           Attention:
                                     ----------------------------------

after the Term Commencement Date at:

                           Netscout Systems, Inc.

                           --------------------------------------------
                           Westford, MA 01886
                           Attention:
                                     ----------------------------------

With a copy to:            Testa, Hurwitz & Thibeault, LLP
                           125 High Street
                           Boston, MA 02110
                           Attention: Real Estate Department

or to such other address as may be designated by written notice from Tenant to Lender.

         8. NO FURTHER SUBORDINATION - Except as expressly provided to the contrary in Paragraph 4 hereof, Landlord and Tenant covenant and agree with Lender that there shall be no further subordination of the interest of lessee under the Lease to any lender or to any other party without first obtaining the prior written consent of Lender. Any attempt to effect a further subordination of lessee's interest under the Lease without first obtaining the first written consent of Lender shall be null and void.

         9. CONSENT - Lender hereby consents to the Lease.

         10. TRADE FIXTURES OR EQUIPMENT - The lien of the Mortgage does not encumber any trade fixtures or equipment used by Tenant in its business on the Property.

         11. AS TO LANDLORD AND TENANT - As between Landlord and Tenant; Landlord and Tenant covenant and agree that nothing herein contained nor anything done pursuant to the provisions hereof shall be deemed or construed to modify the Lease.

         12. AS TO LANDLORD AND LENDER - As between Landlord and Lender, Landlord and Lender covenant and agree that nothing herein contained nor anything done pursuant to the provisions thereof shall be deemed or construed to modify the Mortgage or the Assignment of Leases.

         13. TITLE OF PARAGRAPHS - The titles of the paragraphs of this agreement are for convenience and reference only, and the words contained therein shall in no way be held to explain, modify, amplify or aid in the interpretation, construction or meaning of the provisions of this agreement.

         14. GOVERNING LAW - This agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

         15. PROVISIONS BINDING - The terms and provisions hereof shall be binding upon and shall inure to the benefit of the heirs, executors, administrators, successors and permitted assigns, respectively, of Lender, Tenant and Landlord. The reference contained to successors and assigns of Tenant is not intended to constitute and does not constitute a consent by Landlord to an assignment by Tenant where such consent is required under the Lease, but has reference only to those instances in which the lessor under the Lease shall have given written consent to a particular assignment by Tenant thereunder where such consent is required under the Lease. In the event of a conflict between the provisions of this Agreement and the provisions of the Lease, the provisions of this Agreement shall prevail as between Lender and Tenant.

         In the event of any transfer of the Mortgage or the note secured thereby, the Lender shall transfer and deliver to the transferee any security deposit under the Lease held by Lender or its agent, and provided the transferee assumes the obligations of Lender hereunder or otherwise recognizes the provisions hereof by written instrument, Lender shall thereupon become freed and relieved of all covenants and obligations of the Lender hereunder, except with respect to any breaches of this Agreement as shall have theretofore occurred.

         16. COUNTERPARTS - This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         17. MODIFICATION - This Agreement may not be modified orally or in any manner other than by an agreement in writing signed by the parties hereto or their respective successors in interest.

         18. INFORMATION - So long as the Loan is outstanding, and upon prior written request, Tenant covenants to provide Lender with all information, including, but not limited to evidence of payment of taxes and insurance (if Tenant is obligated for such payments under the Lease) to which Landlord may be entitled under the Lease.

         19. INSPECTIONS - So long as the Loan is outstanding, the Lender or its designee may enter upon the Property at all reasonable times and upon reasonable advance notice to inspect the Property.

         20. ENFORCEABILITY - Tenant hereby represents and warrants to Landlord and Lender that the Lease and this Agreement have been duly authorized, executed and delivered by Tenant and constitute legal, valid and binding instruments, enforceable against Tenant in accordance with their respective terms, except as such terms may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally. Landlord hereby represents and warrants to Lender and Tenant that the Lease and this Agreement have been duly authorized, executed and delivered by Landlord and constitute legal, valid and binding instruments, enforceable against Landlord in accordance with their respective terms, except as such terms may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally. Lender hereby represents and warrants to Landlord and Tenant that this Agreement has been duly authorized, executed and delivered by Lender and constitutes a legal, valid and binding instrument, enforceable against Lender in accordance with its respective terms, except as such terms may be limited by bankruptcy, insolvency or similar laws affecting creditors' rights generally.

         IN WITNESS WHEREOF, the parties have executed this Agreement as an instrument under seal and hereunto set their respective hands and seals as of the day, month and year first above written.

                   LENDER:

                   By:
                      ----------------------------------------------------------

                   Title:
                         -------------------------------------------------------

                   TENANT:

                   Netscout Systems, Inc.

                   By:
                      ----------------------------------------------------------

                   Title:
                         -------------------------------------------------------

                   LANDLORD: Nashoba Westford Realty Trust

                   By:
                      ----------------------------------------------------------
                      Arturo J. Gutierrez, as Trustee but not individually

                   By:
                      ----------------------------------------------------------
                      John A. Cataldo, as Trustee but not individually

                          COMMONWEALTH OF MASSACHUSETTS

                   County, SS.                                         , 2000
-------------------                                  ------------------

Then personally appeared before me _________________, the ___________________ of
_______________________, to me personally known, who I am satisfied signed the foregoing instrument, and who did acknowledge under oath that he/she signed and delivered the same in his/her capacity as ______________ and that the foregoing instrument is his/her free act and deed and the free act and deed of such
_______________________.

                                  ----------------------------------------------
                                  Notary Public
                                  My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

                   County, SS.                                          , 2000
-------------------                                   ------------------

Then personally appeared before me _________________, the ___________________ of
Netscout Systems, Inc., to me personally known, who I am satisfied signed the foregoing instrument, and who did acknowledge under oath that he/she signed and delivered the same in his/her capacity as ______________ and that the foregoing instrument is his/her free act and deed and the free act and deed of such corporation.

                                  ----------------------------------------------
                                  Notary Public
                                  My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

                  , SS.                                                 , 2000
------------------                                   ------------------

Then personally appeared before me Arturo J. Gutierrez, Trustee as aforesaid, to me personally known, who I am satisfied signed the foregoing instrument, and who did acknowledge under oath that he signed and delivered the same in his capacity as Trustee aforesaid and that the foregoing instrument is his free act and deed as Trustee aforesaid.

                                  ----------------------------------------------
                                  Notary Public
                                  My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

                  , SS.                                                , 2000
------------------                                  ------------------

Then personally appeared before me John A. Cataldo, Trustee as aforesaid, to me personally known, who I am satisfied signed the foregoing instrument, and who did acknowledge under oath that he signed and delivered the same in his capacity as Trustee aforesaid and that the foregoing instrument is his free act and deed as Trustee aforesaid.

                                  ----------------------------------------------
                                  Notary Public
                                  My Commission Expires:

                                  EXHIBIT "G-2"

                              RECOGNITION AGREEMENT

         THIS AGREEMENT made as of the ____ day of August, 2000 by ALBERT L. NARDONE AND ANTHONY B. NARDONE, Trustees of Two Littleton Road Realty Trust, u/d/t dated January 30, 1997 and recorded with the Middlesex North Registry of Deeds in Book 8425, Page 143 and as Trustees of One Littleton Road Realty Trust, u/d/t dated December 30, 1991 and recorded with said Deeds in Book 5768, Page 183 with an address care of Nardone Industrial Estates, 37 Power Road, Westford, Massachusetts 01886 ("Fee Owner"), and ARTURO J. GUTIERREZ AND JOHN A. CATALDO, Trustees of Nashoba Westford Realty Trust, u/d/t dated April 27, 2000 and recorded with the Middlesex North Registry of Deeds on May 10, 2000 as Instrument No. 23639 having a mailing address at Burlington Office Park, One Wall Street, Burlington, Massachusetts 01803 ("Developer"); and NETSCOUT SYSTEMS, INC. with an address of 4 Technology park Drive, Westford, Massachusetts 01886 ("Tenant").

         WHEREAS, Fee Owner is the fee owner of a parcel of land and the improvements thereon (said parcel of land being hereinafter called the "Ground Leased Premises") located in Westford, Massachusetts and being more particularly described on Exhibit A annexed hereto and made a part hereof;

         WHEREAS, by a certain ground lease ("Ground Lease") dated May 11, 2000, notice of which is recorded with the Middlesex North District, Massachusetts Registry of Deeds in Book ____, Page ____, Fee Owner leased the Ground Leased Premises to Developer;

         WHEREAS, by a certain lease ("Lease") between Developer and Tenant dated [__________], 2000, Developer leased to Tenant certain premises constituting a portion of the Ground Leased Premises as described in the Lease, (said premises and the improvements to be built thereon being hereinafter called the "Demised Premises");

         NOW THEREFORE, in consideration of the benefits inuring to Developer as a result of the Lease, and the mutual covenants herein contained, and other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

         1. Fee Owner warrants and represents to Tenant as follows:

         (a) that it is the fee owner of the Ground Leased Premises;

         (b) that the Ground Lease is unmodified and is in full force and effect;

         (c) that the term of the Ground Lease expires on May 11, 2099 and there are no renewal periods; and

         (d) that Fee Owner and Developer are not in default under the Ground Lease nor has any event occurred which would after notice to Fee Owner and Developer and the passage of time become a default of Developer under the Ground Lease.

         2. Developer warrants and represents to Tenant as follows:

         (a) that it is lessee under the Ground Lease;

         (b) that the Ground Lease is unmodified and is in full force and effect; and

         (c) that Fee Owner and Developer are not in default under the Ground Lease nor has any event occurred which would after notice to Fee Owner and Developer and the passage of time become a default of Developer under the Ground Lease.

         3. Fee Owner hereby acknowledges receipt of a copy of, and consents to the Lease and all the terms, covenants and provisions thereof, and agrees that the exercise by Tenant of any of the rights, remedies and options contained therein shall not constitute a default under the Ground Lease; and further agrees that in the event of a conflict between the terms and conditions of the Ground Lease and the Lease, the terms and conditions of the Lease shall prevail, provided Tenant has complied with the provisions hereof.

         4. Fee Owner agrees that whenever it has an obligation with respect to the Demised Premises, or its consent or approval is required for any action under the Ground Lease or any instrument modifying or amending the same or entered into in substitution, amendment or replacement thereof, then, to the extent such obligations, consent or approval relates solely to the Demised Premises or Tenant's use and occupation thereof pursuant to the terms of the Lease, it will perform such obligation and/or shall provide its consent or approval.

         5. So long as Tenant is not then in default under the Lease beyond any applicable notice and cure period, Fee Owner shall not, in the exercise of any of the rights arising or which may arise out of the Ground Lease, or of any instrument modifying or amending the same or entered into in substitution, amendment or replacement thereof, disturb or deprive Tenant in, or of its possession or its rights to possession of the Ground Leased Premises or any right or privilege granted to or inuring to the benefit of Tenant under the Lease, Tenant agreeing in such event to comply with the requirements of Section 7(b) hereof.

         6. In the event of the termination or rejection of the Ground Lease by reentry, notice, conditional limitation, surrender, summary proceeding or other action or proceeding, or otherwise, or, if the Ground Lease shall terminate or expire for any reason before any of the dates provided in the Lease for termination of the initial or renewal terms of the Lease and if immediately prior to such surrender, termination, rejection or expiration the Lease shall be in full force and effect, Tenant shall not be made a party in any removal or eviction action or proceeding nor shall Tenant be evicted or removed of its possession or its right of possession of the Premises be disturbed or in any way interfered with, and at the election of Tenant, the Lease shall continue in full force and effect as a direct lease or sublease between Tenant and the Fee Owner, Tenant agreeing in such event to comply with the requirements of Section 7(b) hereof. If the Ground Lease is rejected by Fee Owner in a bankruptcy proceeding, Tenant shall enjoy the same rights to possession as a non-debtor tenant or lessee under Section 165 of the US Bankruptcy Code.

         7. (a) Except as otherwise provided in paragraph 7(b) below, or in any instance where the Ground Lease is terminated as a result of a foreclosure of any mortgage or other lien, if the Ground Lease terminates (i) by operation of law, (ii) by mutual agreement between the parties, or (iii) for any other reasons whatsoever, then in any such event Tenant may elect to continue the Lease in full force and effect notwithstanding such termination of the Ground Lease, as provided in this paragraph 7.

         (b) On such election by Tenant, the Lease shall continue as a direct lease between Fee Owner and Tenant for the remainder of the term of the Lease without the necessity of executing a new lease, on the same terms and conditions as are in effect under the Lease immediately preceding the termination of the Ground Lease, Tenant agreeing to cure any monetary defaults of Developer not previously cured.

         8. In the event that Fee Owner acquires title to Developer's interest, as Landlord under the Lease and/or possession of all or any part of the Demised Premises whether pursuant to a foreclosure proceeding, termination of the Ground Lease or otherwise, the Lease shall continue in full force and effect as a direct lease between Tenant and Fee Owner provided that Tenant has complied with the provisions of Section 7(b) above except that (a) Fee Owner shall have no obligation to perform the construction obligations of Landlord set forth in
Article IX of the Lease, and (b) Tenant may elect either (i) to complete construction in accordance with its self-help rights set forth in the Lease, or
(ii) to terminate the Lease in either case by providing written notice of such election to Fee Owner. If Tenant elects to terminate the Lease, the Lease shall be terminated effective as of the date specified in Tenant's notice. Thereafter the Lease shall be null and void and of no further force or effect, and neither the Tenant nor the Fee Owner shall have any further liabilities or obligations thereunder.

         9. Any notices, consents, approvals, submissions, demands or other communications (hereinafter collectively referred to as ("Notice") given under this Agreement shall be in writing. Unless otherwise required by law or governmental regulation, notices shall be deemed given if sent by registered or certified mail, return receipt requested, postage prepaid or nationally recognized overnight delivery service, charges prepaid, (a) to Fee Owner or Developer at the address of Fee Owner or Developer as hereinabove set forth, (b) to Tenant, at the address of the Tenant as listed hereinabove, or such other address as Tenant may designate by notice to the other parties hereto. All notices shall become effective only on the receipt or rejection of the same by the proper parties.

         10. No modification, amendment, waiver or release of any provision of this Agreement or of any right, obligation, claim or cause of action arising hereunder shall be valid or binding for any purpose whatsoever unless in writing and duly executed by the party against whom the same is sought to be asserted.

         11. Fee Owner agrees that in the event of a default by the Developer under the Ground Lease, Fee Owner shall not exercise any of its remedies under the Ground Lease, unless: (i) Fee Owner shall have provided Tenant with a thirty
(30) day period in which to cure such default, provided, however that if any such default shall require more than thirty (30) days to cure and the Tenant commences to cure such default promptly upon receipt of notice from Fee Owner and diligently prosecutes such cure to completion, then Tenant shall have a reasonable period of time beyond such thirty (30) day period to cure any such default; and (ii) Tenant shall have failed to cure such default within such thirty (30) day period, or reasonable period of time beyond such thirty (30) day period.

              Fee Owner acknowledges that Tenant has certain expansion rights under the Lease with respect to a portion of the Ground Leased Premises. Fee Owner agrees to execute a Recognition Agreement concerning Tenant's leasehold interest in the Expansion Space (as defined in the Lease), which Recognition Agreement shall contain the same terms and conditions set forth herein.

         12. This Agreement shall be binding on and shall inure to the benefit of the parties hereto and their respective heirs, legal representatives, successors, assigns and sublessees. In the event of a transfer by Fee Owner of its interest in the Ground Leased Premises, the terms, conditions and obligations set forth in this Agreement shall remain binding on the Fee Owner until Tenant has received a written agreement from any successor or assignee of the Fee Owner, pursuant to which any such successor or assignee expressly assumes the obligations of Fee Owner under this Agreement and the Ground Lease.

         IN WITNESS WHEREOF, executed under seal the date first above written.

                                        ALBERT L. NARDONE AND ANTHONY B.
                                        NARDONE, Trustees of Two
                                        Littleton Road Realty
                                        Trust, u/d/t dated January
                                        30, 1997 and recorded with
                                        the Middlesex North
                                        Registry of Deeds in Book
                                        8425, Page 143 and as
                                        Trustees of One Littleton
                                        Road Realty Trust, u/d/t
                                        dated December 30, 1991 and
                                        recorded with said Deeds in
                                        Book 5768, Page 183

                                        By:
                                           -------------------------------------
                                        Name: Albert L. Nardone
                                        Title: Trustee and not individually

                                        By:
                                           -------------------------------------
                                        Name: Anthony B. Nardone
                                        Title: Trustee and not individually

                  ARTURO J. GUTIERREZ AND JOHN A. CATALDO, Trustees of Nashoba Westford Realty Trust, u/d/t dated April 27, 2000 and recorded with the Middlesex North Registry of Deeds on May 10, 2000 as Instrument No. 23639

                  By:
                     -----------------------------------------------------------
                  Name: Arturo J. Gutierrez
                  Title: Trustee and not individually

                  By:
                     -----------------------------------------------------------
                  Name: John A. Cataldo
                  Title: Trustee and not individually

                  NETSCOUT SYSTEMS, INC.

                  By:
                     -----------------------------------------------------------
                  Its:

                          COMMONWEALTH OF MASSACHUSETTS

                   SS.                                                 , 2000
------------------                                   ------------------

         Then personally appeared before me the above named Albert L. Nardone, Trustee of Two Littleton Road Realty Trust, and acknowledged the foregoing to be his free act and deed.

                  --------------------------------------------------------------
                  Notary Public
                  My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

                  , SS.                                                , 2000
------------------                                   ------------------

         Then personally appeared before me the above named Anthony B. Nardone, Trustee of Two Littleton Road Realty Trust, and acknowledged the foregoing to be his free act and deed.

                  --------------------------------------------------------------
                  Notary Public
                  My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

MIDDLESEX, SS.                                                          , 2000
                                                            ------------

         Then personally appeared before me the above named Arturo J. Gutierrez, Trustee of Nashoba Westford Realty Trust, and acknowledged the foregoing to be his free act and deed.

                  --------------------------------------------------------------
                  Notary Public
                  My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

                   SS.                                                  , 2000
------------------                                    ------------------

         Then personally appeared before me the above named John A. Cataldo, Trustee of Nashoba Westford Realty Trust, and acknowledged the foregoing to be his free act and deed.

                  --------------------------------------------------------------
                  Notary Public
                  My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

                   SS.                                                 , 2000
------------------                                   ------------------

         Then personally appeared before me the above named
____________________, _________________ of Netscout Systems, Inc., and
acknowledged the foregoing to be his/her free act and deed.

                  --------------------------------------------------------------
                  Notary Public
                  My Commission Expires:

                                   EXHIBIT "H"

                                   ALLOWANCES

         a) $25.00 per rentable square foot for the cost of Tenant's Work construction, architectural, engineering, wiring and furniture installation, Landlord and Tenant hereby agreeing that such allowance shall be reduced by $16,600.00 for Tenant's contribution for upgrade in HVAC tonnage.

                                   EXHIBIT "I"

                              ESTOPPEL CERTIFICATE

         THIS CERTIFICATE is made to __________________ (the "Bank") with respect to a lease dated _________________ execute by and between Arturo J. Gutierrez and John A Cataldo, Trustees of Nashoba Westford Realty Trust, u/d/t dated April 27, 2000 and recorded with the Middlesex North Registry of Deeds in Book 10813, Page 38 (the "Landlord") and the undersigned (as "Tenant"), covering a building (a portion of a building) located at ___________ Westford, Massachusetts (the "Lease"), as amended by (list all amendments):

         The undersigned has been advised that the Bank is about to enter into a transaction whereby the Bank is making a loan secured by the aforesaid real estate and the Lease to the undersigned, and under which the Bank may acquire an ownership interest in such real estate. In connection with this transaction, the entire interest of the Landlord under the Lease to the undersigned will be assigned to the Bank. The undersigned acknowledges that the Bank is and will be relying upon the truth, accuracy and completeness of this letter in proceeding with the transaction described above.

         The undersigned, for the benefit of the bank, their successors and assigns, hereby certifies, represents, warrants, agrees and acknowledges that:

         1. The Lease is in full force and effect in accordance with its terms without modification or amendment except as noted above and the undersigned is the holder of the Tenant's interest under the Lease.

         2. The undersigned is in possession of all of the Premises described in the Lease under and pursuant to the Lease and is doing business thereon; and the premises are completed as required by the Lease.

         3. The undersigned has no claims or offsets with respect to any of its obligations as Tenant under the Lease, and neither the undersigned nor the Landlord is claimed to be in default under the Lease.

         4. The undersigned has not paid any rental or installments thereof more than one month in advance of the due date as set forth in the Lease.

         5. The undersigned has no notice of prior assignment, hypothecation or pledge of rents of the Lease or the Landlord's interest thereunder or of the Tenant's interest thereunder.

         6. The term of the Lease has commenced and is presently scheduled to expire on _____________, ____. If there are any rights of extension or renewal under the terms of the Lease, the same have not, as of the date of this letter, been exercised.

         7. Each of the statements set forth in Paragraphs 1 through 7 are true, accurate and complete except as follows (state specifically any exception):

DATED

ATTEST:

                                NETSCOUT SYSTEMS, INC.

                                By:
                                   ---------------------------------------------

                                Its:
                                    --------------------------------------------

                                   EXHIBIT "J"

                                EXPANSION OPTION

         Landlord agrees it shall hold available, subject to the conditions of this Exhibit J, for Tenant the land described in Exhibit P of this Lease (the "Expansion Land") required to support one non-contiguous expansion of the Building by Landlord for Tenant for a total of up to seventy-five thousand (75,000) rentable square feet of additional space as described in paragraph one of Article II of this Exhibit J (the "Expansion Space"). Landlord acknowledges and agrees not to construct or permit the construction of any buildings in, on or under the Expansion Land, and not to use the Expansion Land for purposes other than for providing the required parking to Tenant pursuant to the provisions of Section 26.10 of the Lease, subject to the conditions of this Exhibit J. The size and footprint of the Expansion Space shall be determined by Landlord and Tenant provided, however, that such expansion shall be a three (3) story building consisting of seventy-five thousand (75,000) square feet, and shall provide Tenant with an additional two hundred forty-nine (249) parking spaces, and that the footprint and parking of such expansion shall be within the general building footprint and parking areas shown on the proposed expanded building footprint and site plan, attached as Exhibit P to this Lease (the "Expanded Building Site Plan"), or such other area as is reasonably agreed upon by Landlord and Tenant. So long as there does not then exist any uncured, continuing Event of Default and this Lease is then in existence and in full force and effect, so long as Tenant is then leasing and occupying at least one hundred percent (100%) of the Building, and so long as such expansion option has not been terminated in accordance with paragraph I. of this Exhibit J, Landlord shall be required to hold the Expansion Land available as aforesaid, or to cause an affiliate of Landlord to hold the Expansion Land available as aforesaid, necessary for said Expansion Space, until Tenant has notified or fails to notify Landlord of its election to expand by the earlier to occur of (but not sooner than March 1, 2001): (i) such date which is two (2) business days after Tenant's receipt of satisfactory documentation establishing that Landlord has obtained such necessary permits and approvals for the construction of the Expansion Space (and that all applicable appeal periods have expired with no appeals having been filed) as contemplated hereunder, or (ii) such date which is fifteen (15) business days after Tenant's receipt of satisfactory documentation establishing that Landlord has obtained such necessary permits and approvals for a non-contiguous expansion of the Building containing less than or more than seventy-five thousand (75,000) square feet (and that all applicable appeal periods have expired with no appeals having been filed) (the "Modified Expansion Space") on the Expansion Land, provided that Tenant was given a reasonable sufficient period of time to review the Modified Expansion Space plans and was permitted to comment on them and to work with Landlord to develop a satisfactory Modified Expansion Space layout prior to and during the applicable permitting process. If Tenant fails to exercise its option as to the Expansion Space or Modified Expansion Space as hereinabove provided or exercises its option in a timely manner, but thereafter fails to deliver the Lease for the Expansion Space (or Modified Expansion Space, as the case may be) as required pursuant to this Exhibit J, then subject to the terms and provisions contained in this Exhibit J, Tenant's option as to the Expansion Space and the rights and obligations of both Landlord and Tenant under this paragraph I. shall terminate and be of no further force or effect. For purposes hereof, in the event that Landlord obtains all necessary permits and approvals for the construction of the Modified

Expansion Space as aforesaid, then all applicable references to "Expansion Space" set forth in this Exhibit J shall be deemed to refer to the "Modified Expansion Space", as applicable.

         Landlord shall exercise good faith efforts to obtain, simultaneously with the approvals and permits necessary for construction of the original Building, any and all approvals and permits, including but not limited to all zoning, subdivision, wetlands and environmental permits and approvals, necessary for the construction of the Expansion Space generally similar to the footprint and site plan shown on the Expanded Building Site Plan. In the event that any of the applicable authorities require modifications to the Expanded Building Site Plan, then Landlord and Tenant hereby further agree that they will work and cooperate with each other to reach a mutual agreement on any such modifications, provided, however, that in no event shall such modifications result in the Expansion Space containing less than seventy-five thousand (75,000) rentable square feet.

I.       EXPANSION SPACE

         (i) In the event that Tenant desires to exercise its option to lease and occupy the Expansion Space, and there does not then exist any uncured, continuing Event of Default hereunder, and Tenant is leasing and occupying at least one hundred percent (100%) of the Building, written notice of Tenant's intention to lease and occupy such Expansion Space (the "Expansion Notice") must be given to Landlord as aforesaid (the "Expansion Exercise Date"). If Tenant elects to expand by leasing and occupying the Expansion Space (the "Lease for the Expansion Space") as herein provided, the annual Fixed Rent for the Expansion Space shall be an amount equal to such rents set forth in Article I hereof.

             The Lease for the Expansion Space shall be in the same form as this Lease, and, except as herein set forth, on the same terms and conditions as are set forth in this Lease (including without limitation the allowances set forth on Exhibit H attached hereto and the provisions of Section 9.1.1 relating to an additional allowance) and shall be for a Term of twelve (12) years. The Lease for the Expansion Space shall provide for an Expansion Scheduled Term Commencement Date (Landlord and Tenant hereby agreeing that such date occur no later than twelve (12) months following the Expansion Notice by Tenant) and an Expansion Term Commencement Date, the former to be mutually agreed upon by Landlord and Tenant in good faith, but in no event less than thirty-six (36) weeks or more than forty-four (44) weeks after obtaining all required permits and approvals for construction of the Expansion Space, considering such factors as weather and material availability (it being agreed by Landlord and Tenant that such Expansion Notice by Tenant occurring between October 1, and March 1 shall add two (2) additional months to the Expansion Scheduled Term Commencement Date for such space beyond that which would otherwise be expected). The Lease for the Expansion Space shall also provide (i) for an Expansion Outside Delivery Date of ninety (90) days after the Expansion Scheduled Term Commencement Date,
(ii) Tenant the right to cancel the Lease for the Expansion Space in the event that the Expansion Space is not delivered on or before the Expansion Outside Delivery Date, as extended for delays due to Force Majeure or Tenant's Delay as therein described, and (iii) that the Tenant's Plans for the Expansion Space prepared by and being delivered by Tenant to Landlord are attached as an Exhibit to the Lease for the Expansion Space. The proposed form of Lease for the Expansion Space shall be delivered by

Landlord to Tenant promptly after such Expansion Notice to Tenant, and a mutually agreed upon form shall be executed by Landlord and Tenant within forty-five (45) days from the date of Tenant's receipt of a proposed form of Lease for the Expansion Space from Landlord in the form as herein required, unless such date is extended by mutual agreement of both parties hereto. Tenant and Landlord shall use reasonable efforts, each acting in good faith, to execute the Lease for the Expansion Space within said forty-five (45) days from the date of Tenant's receipt of a proposed form from Landlord. Notwithstanding the foregoing, Landlord and Tenant agree that any such Lease for the Expansion Space shall be in the form of a separate lease agreement and in the same form as this Lease as aforesaid.

II.      ADDITIONAL EXPANSION PROVISIONS

         The building quality, plans and specifications for the Expansion Space shall be in accordance with the Expanded Building Site Plan and specifications substantially comparable to the Building initially leased herein, except as hereinafter provided, which such plans and specifications shall be set forth in the Lease for the Expansion Space. Without limiting the foregoing, the building quality, fit and finish of the Expansion Space shall be substantially comparable to the Premises based on Landlord's Plans and Tenant's Plans and specifications for the Landlord's Work and Tenant's Work. All final plans shall be subject to Tenant's review and approval prior to permitting and commencement of construction. Any material changes to the plans after initial approval by Tenant and/or during the permitting process shall be subject to Tenant's prior written consent (not to be unreasonably withheld or delayed), all as more particularly to be provided in Article IX of the Lease for the Expansion Space. In addition, the Expansion Space shall be landscaped to the mutual satisfaction of Landlord and Tenant, each acting reasonably.

         Landlord's obligation to construct the Expansion Space is contingent upon Landlord's ability, using a good faith diligent effort, (i) to finance a commercially reasonable portion of the project cost of such Expansion Space, or such portion thereof as the Landlord elects to finance, at the annual Fixed Rent as determined in paragraph I. above, and (ii) to obtain applicable permits and approvals required under building, zoning and environmental laws, codes, rules and regulations and other laws then affecting the use and development of such land in order to construct the Expansion Space in accordance with all of the terms of this Lease. The costs of such Expansion Space shall be allocated pursuant to Article IX of this Lease.

         Further notwithstanding any language to the contrary contained in this Exhibit J, in the event that Tenant's option as to the Expansion Space expires or has otherwise been terminated pursuant to the above provisions of this Exhibit J, then Landlord shall have, at any time thereafter during the Term of this Lease, the right to construct the Expansion Space (or a portion thereof), and lease such space to any third party upon such terms and conditions as are negotiated by Landlord in its sole and absolute discretion and Tenant shall have no further rights thereto. Landlord and Tenant hereby further acknowledge and agree that in such event, the Expansion Space may be enlarged or reduced by Landlord, in accordance with applicable laws, codes, rules and regulations. Such Expansion Space, whether for the original contemplated square footage or greater or less than the amount as aforesaid, shall be subject to the terms and conditions set forth in the first complete paragraph of paragraph II. above (i.e. conditions as to building quality, fit and finish). In connection therewith, and in connection with any Expansion Space constructed pursuant to this Exhibit J, whether for Tenant or not, Landlord shall, if necessary, (i) relocate the Building Parking Area to an area as close to the Building as reasonably possible, specifically as designated by Landlord, so long as such area is within the relocation parking area shown on Exhibit P hereto, Tenant hereby agreeing that such relocation parking area described by Landlord on Exhibit P is acceptable to Tenant and (ii) have the right to temporarily access such portion of the Lot shown as cross-hatched on Exhibit A, Landlord hereby agreeing to minimize any interruptions to Tenant in connection therewith. Subject to the foregoing provisions, Landlord and Tenant hereby further agree that they shall enter into a mutually satisfactory agreement amending, modifying or supplementing this Lease, if necessary, in order to reflect the occupancy of the Expansion Space by any such additional tenant(s) other than Tenant if the Expansion Space is constructed as so permitted by Landlord hereunder.

                                   EXHIBIT "K"

                            FORM OF WORK CHANGE ORDER

                                 TO BE SUPPLIED

                                   EXHIBIT "K"

                          LANDLORD, TENANT, CONTRACTOR
                              CHANGE PROPOSAL FORM

Project:              _______________________________

                      _______________________________         R________         NR_______

Proposal No.          ____________ Date _____________

From: (Landlord)      _______________________________         BB______          TW_______

To: (Contractor)      _______________________________

CC: (Tenant)          _______________________________

----------------------------------------------------------------------------------------------
Step 1:    Contractor:     Provide an estimate for the described work.
           Architect:      Develop proper plans and specifications to clarify described work.
           DESCRIPTION:    (List Drawings)

           Landlord:_______________________   Reason:__________________________

----------------------------------------------------------------------------------------------
Step 2:    Contractor:     Proceed with work as definitive plans become available.

           Landlord:_______________________   Date:____________________________

----------------------------------------------------------------------------------------------
Step 3:    Cost of Work
           a.   Cost of the work                     $__________
                (See attached breakdown)
           b.   Add construction fee                 $__________
           Total Cost of Work                        $__________

Submitted by:_______________________                     ______________________
Dennis G. Bailey, Vice President & Construction Manager  Date

----------------------------------------------------------------------------------------------
Step 4:    The submitted Cost of Work has been reviewed and is (not) approved.

           _________________________                 _____________________
           Architect                                 Date

           Design Fees                               $__________
           TOTAL COST OF PROPOSAL                    $__________

----------------------------------------------------------------------------------------------
Step 5:    FINAL ACTION

           a. The Tenant _____________________ hereby agrees to reimburse the
                             Name of Firm
              Landlord the Total Cost of Proposal shown in Step 4 above.

           ___________________________                          _______________
           Authorized Tenant's Representative                   Date

b. This bulletin is approved (rescinded) and the work above is (not) to be performed. Cost of this work shall be included in Change
           Order No. _____.

           ___________________________                          _______________
           Landlord                                             Date


                                   EXHIBIT "L"

              DEFINITION OF COST OF THE WORK AND GENERAL CONDITIONS

REIMBURSABLE COSTS:

The following 8 numbered items shall be used to determine and calculate the Cost of the Work:

1. The term Cost of the Work shall mean costs necessarily incurred and paid by the Contractor in the proper performance of the work. Such costs shall be at rates not higher than the standard paid in the greater Boston area and shall include the items set forth below.

2. Costs of all materials, supplies and equipment incorporated in the work, including costs of transportation thereof.

3. Payments made by the Contractor to subcontractors for work performed pursuant to subcontracts.

4. Sales, use, or similar taxes related to the work and for which the Contractor is liable, which are imposed by any governmental authority.

5. Permit fees, royalties, damage or infringement of patents and costs of defending suits therefor, and deposits lost for causes other than due to the Contractor's negligence.

6.  Cost of all removal of debris and labor for periodic and final clean up.

7. Other costs incurred in the performance of the work if and to the extent approved in advance in writing by the Tenant.

8.  The cost of temporary power and heat.

The following 6 numbered items shall be used to determine the General
Conditions:

1. Wages paid for labor in the direct employ of Gutierrez Construction Co., Inc. ("Contractor") in the performance of the work under applicable collective bargaining agreements, or under a salary or wage schedule agreed upon by the Landlord, and Contractor, and including such welfare or other benefits, if any, as may be payable with respect thereto.

2. Salaries of Contractor's personnel when stationed at the field office, in whatever capacity employed, and a proportionate share of the project manager and construction managers' salaries, whether at the job site or in the main office. Personnel engaged at shops or on the road in expediting the production or transportation of materials or equipment shall be considered as stationed a the field office and their salaries paid for that portions of their time spent on the work.

3. Cost of contributions, assessments or taxes incurred during the performance of the work for such items as unemployment compensation and social security, insofar as such cost is based on wages, salaries or other remuneration paid to employees of the Contractor and included in the Cost of the Work under subparagraphs 1 and 2.

4. The portion of reasonable travel and subsistence expenses of the Contractor or of his officers or employees incurred while traveling in discharge of duties connected with the work.

5. Cost, including transportation and maintenance, of all materials, supplies, equipment, temporary facilities and hand tools not owned by the workers, which are consumed in the performance of the work, and cost less salvage value on such items used by not consumed which remain the property of the Contractor.

6. Rental charges of all necessary machinery and equipment, exclusive of hand tools, used at the site in performance of the work, whether rented from the Contractor or others including installation, minor repairs and replacements, dismantling, removal, transportation and delivery costs thereof, at rental charges consistent with those prevailing in the greater Boston area.

7. Losses and expenses, not compensated by insurance or otherwise, sustained by the Contractor in connection with the work, provided they have resulted from causes other than the fault or neglect of the Contractor. Such losses shall include settlements made with the written consent and reasonable approval by Landlord and Tenant. If, however, such loss requires reconstruction and the Contractor is placed in charge thereof, he shall be paid for his services a fee of ten percent (10%) of the cost of such work.

8. Minor expenses such as telegrams, long distance telephone calls, telephone service at the site, expressage, drawing reproduction, mail service, special deliveries, and similar petty cash items incurred in connection with the Tenant's Work.

                                   EXHIBIT "M"

                         WESTFORD TECHNOLOGY PARK - WEST
                 BUILDING ONE - THREE STORY -175,000 SQUARE FEET
                 BASE BUILDING AND NETSCOUT TENANT IMPROVEMENTS
                                 AUGUST 2, 2000

                        PRELIMINARY CONSTRUCTION SCHEDULE

1)     Site Plan Submittal Set to Planning Board                                8/10/00

2)     Base Building Architectural Floor Plans and Elevations                   8/04/00

3)     Sewer Treatment Plant Submittal to D.E.P.                                8/02/00

4)     Site Plan Submittal to Conservation Commission                           8/18/00

5)     Re-submit to D.E.P.                                                      9/05/00

6)     Order Base Building Structural Steel,
       Precast Concrete Walt Panels, windows and
       Curtain Wall, Elevators and Rooftop HVAC Equipment                       8/15/00

7)     Site Plans for Construction                                              9/15/00

8)     Base Building Foundations and Structural
       Drawings for Construction                  Released                      8/10/00
                                                  Complete                      9/14/00

9)     Base Building Architectural Drawings for
       Construction Release                       Released                      8/10/00
                                                  Complete                      9/21/00

10)    Award Site Work                                                          9/29/00

11)    Schematic layout of Tenant's work provided to Landlord                   10/01/00

12)    Release Base Building Items in Item #3 above for Fabrication             9/21/00

13)    Start Site Work                                                          10/02/00

C-799
Page 2
August 2, 2000

14)      Tenant to Provide Drawings and Specifications on
         Long Lead Tenant Improvement Items and Tenant
         Improvement that affects Base Building Structure                       10/01/00

15)      Landlord's budget price of 10/01/00
         Schematics provided to Tenant                                          10/15/00

16)      Start Building Foundations                                             10/23/00

17)      Start Structural Steel Erection                                        12/04/00

18)      Tenant to provide Landlord Tenant Drawings
         60 to 70 percent complete                                              12/01/00

19)      Tenant Improvement Construction Drawings Complete                      1/15/01

20)      Landlord to provide Tenant budget pricing
         on schematic plans provided on 12/01/00                                12/15/00

21)      Erect Precast Concrete                                                 1/29/01

22)      Install Windows and Curtain Wall                                       2/12/01

23)      Install Roof                                                           3/26/01

24)      Set Rooftop HVAC Equipment                                             4/05/01

25)      Start Building Interior Base Building and Tenant
         Improvement MEP Rough-In, Drywall Framing etc.                         4/16/01

26)      Complete Building Interior Base Building and
         Tenant Improvement - 20 weeks                                          8/31/01

                                   EXHIBIT "N"

                                 NOTICE OF LEASE

         In accordance with the provisions of Massachusetts General Laws (Ter. Ed.) Chapter 183, Section 4, as amended, notice is hereby given of a certain lease (hereinafter referred to as the "Lease") dated as of ____________________, 2000 by and between Arturo J. Gutierrez and John A. Cataldo, Trustees of Nashoba Westford Realty Trust, under Declaration of Trust dated April 27, 2000, recorded with the Middlesex North District Registry of Deeds in Book 10813, Page 038 (hereinafter referred to as "Landlord") and NetScout Systems, Inc. (hereinafter referred to as "Tenant").

                                    W I T N E S S E T H:

1. The address of the Landlord is c/o The Gutierrez Company, One Wall Street, Burlington, Massachusetts 01803.

2. The address of the Tenant is 4 Technology Park Drive, Westford, Massachusetts 01886.

3.  The Lease was executed on ______________, 2000.

4. The Term of the Lease is a period of twelve (12) years beginning on the Term Commencement Date determined in accordance with Section 3.2 of the Lease, currently scheduled for August 31, 2001. Such Term may be extended pursuant to Exhibit J discussed in Paragraph 6 below.

5. Subject to the provisions of the Lease, the Tenant has the option to extend the Term of the Lease for two (2) successive five (5) year terms pursuant to
    Section 3.2 of the Lease.

6. The Tenant has an Expansion Option to lease up to seventy-five thousand (75,000) rentable square feet of additional space in an additional three (3) story building to be constructed by Landlord upon Tenant's election of such expansion option, pursuant to Exhibit J of the Lease, on a portion of the property described on Exhibit A attached hereto.

7. The Lot and the Park, as such terms are defined in the Lease, are subject to the covenants and agreements contained in Exhibit E of the Lease.

8. The Premises under the Lease is a three (3) story building containing approximately one hundred and seventy-five thousand (175,000) rentable square feet located at ____________________, Westford, Massachusetts 01886, which is leased to Tenant together with the benefit of and subject to all appurtenant rights and easements set forth in Sections 2.1 and 26.10 of the Lease.

9. Landlord's interest under the Lease is subject to the provisions of that certain ground lease dated ___________ and executed by and between _________________, as ground lessor, and Landlord, as ground lessee, notice of which is recorded with said Deed in

    Book ______, Page _____. The Lot as defined in the Lease is a portion of the property described on Exhibit A attached hereto.

         This Notice of Lease has been executed merely to give notice of the Lease, and all of the terms, conditions and covenants of which are incorporated herein by reference. The parties hereto do not intend this Notice of Lease to modify or amend the terms, conditions and covenants of the Lease which are incorporated herein by reference.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Notice of Lease this ____ day of ________________, 2000.

                          LANDLORD:
                          NASHOBA WESTFORD REALTY TRUST

                          By:
                             --------------------------------------------------
                             Arturo J. Gutierrez, Trustee as aforesaid
                             and not individually

                          Dated:
                                -----------------------------------------------

                          By:
                             --------------------------------------------------
                             John A. Cataldo, Trustee as aforesaid
                             and not individually

                          Dated:
                                -----------------------------------------------

                          TENANT:
                          NETSCOUT SYSTEMS, INC.

                          By:
                             --------------------------------------------------

                          Its:
                              -------------------------------------------------

                          Dated:
                                -----------------------------------------------

                          COMMONWEALTH OF MASSACHUSETTS

MIDDLESEX, SS.                                           _______________, 2000

         Then personally appeared before me Arturo J. Gutierrez, as trustee of Nashoba Westford Realty Trust and acknowledged the foregoing instrument to be his free act and deed as trustee aforesaid.

                              -------------------------------------------------
                              NOTARY PUBLIC
                              My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

MIDDLESEX, SS.                                           _______________, 2000

         Then personally appeared before me John A. Cataldo, as trustee of Nashoba Westford Realty Trust and acknowledged the foregoing instrument to be his free act and deed as trustee aforesaid.

                              -------------------------------------------------
                              NOTARY PUBLIC
                              My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

__________________, SS.                                   _______________, 2000

         Then personally appeared before me _____________________, as __________________ of NetScout Systems, Inc., and acknowledged the foregoing instrument to be his/her free act and deed as _____________ aforesaid.

                              -------------------------------------------------
                              NOTARY PUBLIC
                              My Commission Expires:

                           EXHIBIT "A" TO EXHIBIT "N"

           LOTS 1, 5, 6 AND 7, LITTLETON ROAD, WESTFORD, MASSACHUSETTS

PARCEL I - LOTS 5, 6 AND 7, LITTLETON ROAD

Three separate parcels of land located on the southerly side the Littleton Road and the Westerly side of Concord Road in Westford, Middlesex County, Massachusetts and being shown as Lot 5, Lot 6 and Lot 7 on a Plan entitled "Anthony G. and Albert L. Nardone, Westford, MA, Plan of Land Proposed A.N.R. Lots" dated July 9, 1996, prepared by Rizzo Associates, Inc. to which plan reference is made for a more particular description. Said plan is recorded at Middlesex North District Registry of Deeds in Plan Book 192, Plan 64.

According to said plan:

         Lot 5 contains 443,722 square feet, more or less;
         Lot 6 contains 197,212 square feet, more or less;
         Lot 7 contains 268,936 square feet, more or less;

PARCEL II - LOT 1, LITTLETON ROAD

The land with the buildings thereon located on the southerly side of Littleton Road, Westford, Middlesex Country, Massachusetts, being shown as Lot 1 on a plan entitled "Plan of Land in Westford, MA, prepared for One Littleton Trust: dated October 15, 1991 and prepared by L.J. Ducharme Assoc., Inc., 1092 Main Street, Bolton, MA 01740." Scale 1 = 20' to which plan reference is made for a more particular description.

According to said plan Lot 1 contains 40,760 +/- square feet.

Said plan is recorded at North Middlesex Registry of Deeds in Plan Book 177, Plan 114.

                                   EXHIBIT "O"

                           TENANT SIGN SPECIFICATIONS

                          TO BE SUPPLIED BY TENANT AND
                  APPROVED BY LANDLORD SUBJECT TO SECTION 12.2

                                   EXHIBIT "P"

                      PROPOSED EXPANDED BUILDING FOOTPRINT
                                  AND SITE PLAN

                                 See Exhibit "A"

                                 NOTICE OF LEASE

         In accordance with the provisions of Massachusetts General Laws (Ter. Ed.) Chapter 183, Section 4, as amended, notice is hereby given of a certain lease (hereinafter referred to as the "Lease") dated as of August 17, 2000 by and between Arturo J. Gutierrez and John A. Cataldo, Trustees of Nashoba Westford Realty Trust, under Declaration of Trust dated April 27, 2000, recorded with the Middlesex North District Registry of Deeds in Book 10813, Page 038 (hereinafter referred to as "Landlord") and NetScout Systems, Inc. (hereinafter referred to as "Tenant").

                                   W I T N E S S E T H:

1. The address of the Landlord is c/o The Gutierrez Company, One Wall Street, Burlington, Massachusetts 01803.

2. The address of the Tenant is 4 Technology Park Drive, Westford, Massachusetts 01886.

3.  The Lease was executed on August 17, 2000.

4. The Term of the Lease is a period of twelve (12) years beginning on the Term Commencement Date determined in accordance with Section 3.2 of the Lease, currently scheduled for August 31, 2001. Such Term may be extended pursuant to Exhibit J discussed in Paragraph 6 below.

5. Subject to the provisions of the Lease, the Tenant has the option to extend the Term of the Lease for two (2) successive five (5) year terms pursuant to
    Section 3.2 of the Lease.

6. The Tenant has an Expansion Option to lease up to seventy-five thousand (75,000) rentable square feet of additional space in an additional three (3) story building to be constructed by Landlord upon Tenant's election of such expansion option, pursuant to Exhibit J of the Lease, on a portion of the property described on Exhibit A attached hereto.

7. The Lot and the Park, as such terms are defined in the Lease, are subject to the covenants and agreements contained in Exhibit E of the Lease.

8. The Premises under the Lease is a three (3) story building containing approximately one hundred and seventy-five thousand (175,000) rentable square feet located at 310 Littleton Road, Westford, Massachusetts 01886, which is leased to Tenant together with the benefit of and subject to all appurtenant rights and easements set forth in Sections 2.1 and 26.10 of the Lease.

9. Landlord's interest under the Lease is subject to the provisions of that certain ground lease dated May 11, 2000 and executed by and between Albert
    L. Nardone and Anthony B. Nardone, Trustees of Two Littleton Road Realty Trust, u/d/t dated January 30, 1997 and recorded with said Deeds in Book 8425, Page 143 and as Trustees of One Littleton Road Realty Trust, u/d/t dated December 30, 1991 and recorded with said Deeds in Book 5768, Page 183, as ground lessor, and Landlord, as ground lessee, notice of which is recorded with said Deeds in Book 10832, Page 007. The Lot as defined in the Lease is a portion of the property described on Exhibit A attached hereto.

         This Notice of Lease has been executed merely to give notice of the Lease, and all of the terms, conditions and covenants of which are incorporated herein by reference. The parties hereto do not intend this Notice of Lease to modify or amend the terms, conditions and covenants of the Lease which are incorporated herein by reference.

         IN WITNESS WHEREOF, the parties hereto have duly executed this Notice of Lease this 17th day of August, 2000.

                              LANDLORD:
                              NASHOBA WESTFORD REALTY TRUST

                              By:
                                 ----------------------------------------------
                                 Arturo J. Gutierrez, Trustee as aforesaid
                                 and not individually

                              Dated:
                                    -------------------------------------------

                              By:
                                 ----------------------------------------------
                                 John A. Cataldo, Trustee as aforesaid
                                 and not individually

                              Dated:
                                    -------------------------------------------

                              TENANT:
                              NETSCOUT SYSTEMS, INC.

                              By:
                                 ----------------------------------------------

                              Its:
                                  ---------------------------------------------

                              Dated:
                                    -------------------------------------------

                          COMMONWEALTH OF MASSACHUSETTS

MIDDLESEX, SS.                                           _______________, 2000

         Then personally appeared before me Arturo J. Gutierrez, as trustee of Nashoba Westford Realty Trust and acknowledged the foregoing instrument to be his free act and deed as trustee aforesaid.

                              -------------------------------------------------
                              NOTARY PUBLIC
                              My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

MIDDLESEX, SS.                                           _______________, 2000

         Then personally appeared before me John A. Cataldo, as trustee of Nashoba Westford Realty Trust and acknowledged the foregoing instrument to be his free act and deed as trustee aforesaid.

                              -------------------------------------------------
                              NOTARY PUBLIC
                              My Commission Expires:

                          COMMONWEALTH OF MASSACHUSETTS

__________________, SS.                                  _______________, 2000

         Then personally appeared before me _____________________, as __________________ of NetScout Systems, Inc., and acknowledged the foregoing instrument to be his/her free act and deed as _____________ aforesaid.

                              -------------------------------------------------
                              NOTARY PUBLIC
                              My Commission Expires:

                                   EXHIBIT "A"

           LOTS 1, 5, 6 AND 7, LITTLETON ROAD, WESTFORD, MASSACHUSETTS

PARCEL I - LOTS 5, 6 AND 7, LITTLETON ROAD

Three separate parcels of land located on the southerly side the Littleton Road and the Westerly side of Concord Road in Westford, Middlesex County, Massachusetts and being shown as Lot 5, Lot 6 and Lot 7 on a Plan entitled "Anthony G. and Albert L. Nardone, Westford, MA, Plan of Land Proposed A.N.R. Lots" dated July 9, 1996, prepared by Rizzo Associates, Inc. to which plan reference is made for a more particular description. Said plan is recorded at Middlesex North District Registry of Deeds in Plan Book 192, Plan 64.

According to said plan:

         Lot 5 contains 443,722 square feet, more or less;
         Lot 6 contains 197,212 square feet, more or less;
         Lot 7 contains 268,936 square feet, more or less;

PARCEL II - LOT 1, LITTLETON ROAD

The land with the buildings thereon located on the southerly side of Littleton Road, Westford, Middlesex Country, Massachusetts, being shown as Lot 1 on a plan entitled "Plan of Land in Westford, MA, prepared for One Littleton Trust: dated October 15, 1991 and prepared by L.J. Ducharme Assoc., Inc., 1092 Main Street, Bolton, MA 01740." Scale 1 = 20' to which plan reference is made for a more particular description.

According to said plan Lot 1 contains 40,760 +/- square feet.

Said plan is recorded at North Middlesex Registry of Deeds in Plan Book 177, Plan 114.

                            FIRST AMENDMENT TO LEASE

         THIS FIRST AMENDMENT TO LEASE dated as of May 12, 2000 between MICHELSON FARM - WESTFORD TECHNOLOGY PARK IV LIMITED PARTNERSHIP, having a mailing address c/o The Gutierrez Company, Burlington Office Park, One Wall Street, Burlington, Massachusetts 01803, as landlord (the "Landlord"), and NETSCOUT SYSTEMS, INC., having a mailing address at 4 Technology Park Drive, Westford, Massachusetts 01886, as tenant (the "Tenant").

                                   WITNESSETH

         WHEREAS, Landlord and Tenant have entered into that certain Lease dated as of April 18, 1997 (hereinafter, the "Lease") with respect to Building Four (as more particularly defined in the Lease as the "Premises"), located in the Michelson Farm - Westford Technology Park, Westford, Massachusetts (as in the Lease more particularly described, the "Office Park");

         WHEREAS, the lot lines to the "Lot", as defined in the Lease, have been modified by Landlord;

         WHEREAS, Landlord has completed an expansion to the adjacent Building known as Building 6 and in connection therewith, the parking areas located upon the Lot and serving the Premises have been modified;

         WHEREAS, Landlord and Tenant have agreed to amend this Lease to set forth the foregoing modifications.

         NOW, THEREFORE, Landlord and Tenant, in consideration of the Premises, the covenants expressed herein and in the Lease, and other good and valuable consideration, the receipt and the sufficiency of which are hereby acknowledged, hereby agree that the Lease shall be amended as follows:

         1. Article I, Section 1.1 of the Lease is hereby amended as follows:

            By deleting the definition of "Building" in Section 1.1 in its entirety and by replacing the same with the following:

            "Building:  The Building commonly known as Building Four in The
                        Michelson Farm - Westford Technology Park, containing approximately 97,500 rentable square feet on the lot (the "Lot") shown as Lot 4D on a Plan entitled "Revised Subdivision Plan of Land" dated May 1, 2000 and recorded with the Middlesex County North District Registry of Deeds at Plan Book 203, Plan 97, a copy of which
                        Plan is attached hereto as Exhibit "A-1".

         2. Article I, Section 1.2 of the Lease is hereby amended as follows:

            By adding after the last line thereof the following:

            "Exhibit A-1       Plan Showing Lot and Parking"

         3. Article II, Section 2.1 of the Lease is hereby amended by adding in subparagraph (i) of the third paragraph thereof, the following "expressly excluding, however, seventy-seven (77) parking spaces shown on Exhibit A-1 which are exclusively for the benefit of Building 6 (Lot 6C)" at the end of said subparagraph (i).

         4. Article XXVI, Section 26.10 of the Lease is hereby amended by adding at the end thereof, the following "Such parking spaces are shown on Exhibit A-1 attached hereto but expressly exclude said seventy-seven (77) spaces shown on Exhibit A-1 which, as aforesaid, exclusively serve Building 6 (Lot 6C)."

         5. Landlord and Tenant (each, a "representing party") each represents and warrants to the other that no conversations or negotiations were had by the representing party with any broker, finder or similar person concerning the consummation of this First Amendment to Lease. Landlord and Tenant (each, an "indemnifying party") each hereby indemnifies and holds the other harmless from and against all loss, cost, liability, claim, damage, and expense (including, without limitation, court costs and reasonable attorney's fees) incurred in connection with or arising out of any claims for brokerage commissions, finder's fees, or other compensation resulting from or arising out of any conversations, negotiations or actions had by the indemnifying party or anyone acting on behalf of such indemnifying party with any broker, finder or similar person in connection with this First Amendment to Lease. The terms of this paragraph shall survive expiration or earlier termination of the Lease.

         6. Except as modified hereinabove set forth, the Lease (as amended by this First Amendment) is hereby ratified and confirmed.

         7. This First Amendment to Lease may be signed in any number of counterparts and each thereof shall be deemed to be an original and all such counterparts but one and the same agreement. Landlord's obligations to perform hereunder is subject to the condition precedent that this First Amendment to Lease be approved by Dynex Commercial, Inc.

         IN WITNESS WHEREOF, the parties have set their hands and seals the day and year first above written.

                                 LANDLORD: MICHELSON FARM - WESTFORD TECHNOLOGY
                                 PARK IV LIMITED PARTNERSHIP

                                 By: THE GUTIERREZ COMPANY,
                                     SOLE GENERAL PARTNER
-------------------------
Witness                          BY:
                                    ----------------------------------------
                                    Arturo J. Gutierrez, as President

                                 TENANT:
                                 NETSCOUT SYSTEMS, INC.

-------------------------        BY:
Witness                             ----------------------------------------
                                 ITS:
                                     ---------------------------------------

                              CONSENT OF MORTGAGEE

         The undersigned Mortgagee hereby consents and approves the foregoing provisions set forth in this First Amendment to Lease dated as of May _____, 2000 by and between Michelson Farm - Westford Technology Park IV Limited Partnership ("Landlord") and Netscout Systems, Inc. ("Tenant").

                            MORTGAGEE:
                            DYNEX COMMERICAL, INC.

-------------------------   BY:
Witness                        ------------------------------------------------

                            ITS:
                                -----------------------------------------------

                            DATE:
                                 ----------------------------------------------

SMMA

---N-1 -


                 [DIAGRAMS of SECOND LEVEL PARKING DECK LAYOUT]

               SECOND AMENDMENT TO LEASE AND TERMINATION AGREEMENT

         This Second Amendment to Lease and Termination Agreement (this "Agreement") is made and entered into as of the 17th day of August, 2000 by and between Michelson Farm-Westford Technology Park IV Limited Partnership, a Massachusetts limited partnership (hereinafter referred to as "Landlord") having an address c/o The Gutierrez Company, One Wall Street, Burlington, Massachusetts 01803, and NetScout Systems, Inc., having an address at 4 Technology Park Drive, Westford, Massachusetts 01886 (hereinafter referred to as "Tenant").

                                   WITNESSETH

         WHEREAS, Landlord and Tenant have entered into that certain lease dated August 18, 1997, as amended by First Amendment to Lease dated as of May 12, 2000 (hereinafter collectively referred to as the "Lease") with respect to a certain parcel of land, with the building thereon, known as Building Four, Michelson Farm - Westford Technology Park, located in Westford, Massachusetts and commonly referred to as 4 Technology Park Drive, together with all rights, privileges and easements in any way pertaining thereto and as set forth in the Lease (in the Lease more particularly described as the "Premises", hereinafter referred to as the "Demised Premises"); and

         WHEREAS, Landlord's general partner, The Gutierrez Company, and Tenant have entered into a Proposal dated June 28, 2000 in connection with a building to be constructed at Westford Technology Park West, Route 110/Route 225, Westford, Massachusetts and as a result thereof, Landlord has agreed to amend the Lease to provide for an earlier term expiration date consistent with the commencement of the term of the lease for the new building described in general in said Proposal (the "Termination Date"); and

         WHEREAS, Landlord has agreed to recover possession of the Demised Premises and to terminate the Lease on the Termination Date, and Tenant has agreed to surrender the Demised Premises to Landlord on the Termination Date.

         NOW, THEREFORE, in consideration of the sum of Ten and NO/100 Dollars ($10.00) and of the mutual covenants and agreements herein contained, and for other good and valuable consideration paid, the receipt and sufficiency of which are hereby acknowledged, Landlord and Tenant do hereby acknowledge and agree as follows:

         1. The Lease is hereby amended by replacing the "Term Expiration Date" as set forth in Section 1.1 of the Lease of "November 30, 2002" with the following date, "The Term Commencement Date under that certain lease dated August 17, 2000 and executed by and between Nashoba Westford Realty Trust, as Landlord, and NetScout Systems, Inc., as Tenant, in connection with the property located at Westford Technology Park West". All other terms and conditions of the Lease are hereby ratified and confirmed, except as otherwise set forth in this Agreement.

         2. Effective on the Termination Date, the Lease will be terminated and will be of no further force and effect, except as set forth herein and Tenant shall surrender the Demised Premises in accordance with Section 4 below.

         3. As of the Termination Date, Landlord and Tenant forever release each other, together with their respective successors and assigns, of and from any and all claims, demands, actions, causes of action, suits, liabilities, losses, damages, charges, debts, dues, covenants or agreements of any nature or description other than (i) the payment and performance of Tenant's obligations set forth herein, and (ii) those obligations, covenants or agreements in the Lease which by the express terms of the Lease shall survive the expiration or termination of the Lease. The aforementioned releases are conditioned upon Landlord's and Tenant's compliance with the provisions of this Agreement.

         4. On or before the Termination Date, notwithstanding any provisions in the Lease to the contrary, Tenant shall quit and surrender possession and yield up the Demised Premises to Landlord in accordance with the provisions of the Lease. If Tenant fails to surrender the Demised Premises as aforesaid, Landlord shall have all rights and remedies afforded Landlord under the Lease, at law and in equity, as if the Termination Date were the expiration date of the Term of the Lease. Notwithstanding any language set forth herein or in the Lease to the contrary, Landlord hereby agrees that Tenant shall be provided a seven (7) day grace period in the event of a holdover by Tenant pursuant to Article XXII of the Lease before any holdover damages shall be charged to Tenant, Tenant hereby agreeing to pay only the holdover rent during said seven (7) day period as set forth in said Article XXII.

         5. The conditions, covenants and agreement herein contained shall be binding upon the parties hereto and their respective successors and assigns.

         6. Landlord and Tenant hereby represent and warrant to each other that the individuals executing this Agreement on behalf of Landlord and Tenant, respectively, are empowered and duly authorized to so execute this Agreement on behalf of the parties they represent.

         7. This Agreement sets forth the entire agreement between the parties with respect to the subject matter hereto and all prior negotiations or agreements, whether oral or written, are superseded and merged herein. This Agreement may not be altered or amended except by a writing duly authorized and executed by the parties against whom enforcement is sought.

         8. This Agreement may be signed in two or more counterparts, each of which shall be deemed an original but all of which shall together constitute one and the same instrument.

         IN WITNESS WHEREOF, Landlord and Tenant have caused this Agreement to be duly executed under seal, by persons hereunto duly authorized, as of the day and year first above set forth.

                            LANDLORD:
                            Michelson Farm - WestfordTechnology Park IV
                            Limited Partnership

                            By: The Gutierrez Company, its General Partner

------------------------    -----------------------------
         Witness            By: Arturo J. Gutierrez, as President

                            TENANT:
                            NetScout Systems, Inc.

------------------------    By:
       Witness                 ------------------------------------------------
                            Its:
                                -----------------------------------------------

                              CONSENT OF MORTGAGEE

         The undersigned Mortgagee hereby consents and approves the foregoing provisions of this Second Amendment to Lease and Termination Agreement.

                            MORTGAGEE:
                            Dynex Commerical, Inc.

----------------------      By:
        Witness                ------------------------------------------------
                            Its:
                                -----------------------------------------------